                                BNY
                                HAMILTON

                                SEMI-ANNUAL REPORT

EQUITY INCOME
FUND                            JUNE 30, 2001

LARGE CAP VALUE
FUND

LARGE CAP GROWTH
FUND

INTERNATIONAL
EQUITY FUND

SMALL CAP GROWTH
FUND

INTERMEDIATE
GOVERNMENT FUND

INTERMEDIATE
INVESTMENT
GRADE FUND

INTERMEDIATE
TAX-EXEMPT FUND

INTERMEDIATE
NEW YORK
TAX-EXEMPT FUND

S&P 500 INDEX
FUND

U.S. BOND MARKET                           BNY
INDEX FUND                               HAMILTON
                                           FUNDS
MONEY FUND

TREASURY
MONEY FUND                      INVEST WITH A TRUSTED LEADER

                  BNY
               HAMILTON
                 FUNDS

     INVEST WITH A TRUSTED LEADER

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton Funds for the six-month period ended June 30, 2001. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing first half performance and the strategies they are pursuing to achieve the Funds' investment objectives through the balance of this year and into 2002. We encourage you to read this report carefully and retain it for your records.

The financial markets picked up early this year where they left off at the end of last year--namely, with concerns about slowing economic growth weighing on stocks and providing a boost to bonds. Investors' reaction to the sharp, sudden downshift in the pace of economic activity that began in late 2000 was the dominant influence on the performance of the financial markets during this period. Visibility regarding the outlook for growth and profits diminished as investors and corporate managements alike struggled to understand the implications of this abrupt slowdown. Confidence suffered and market volatility increased. In this environment, investors tended to seek out safe havens in fixed income securities and conservative equities such as value stocks. This trend was particularly evident during the first quarter. Markets regained some equilibrium in the second quarter, but at the mid-year mark investors generally remained in a "wait and see" mode concerning the direction the economy would take in the second half.

Economic growth slowed almost to a halt in the first half. After expanding by 4.1% in 2000, real GDP rose at an annualized rate of only 1.3% in the first quarter and by an even weaker 0.7% (preliminary) in the second quarter. Is this slowdown the "soft landing" that investors were rooting for last year when the economy appeared to be overheating and threatening to rekindle inflation? Or is it a signal that the economy is sinking into recession? Our judgment, for reasons discussed below and by the portfolio managers in their interviews, is that the trend in economic activity will pick up during the second half. Combined with the prospects for continued subdued inflation, we believe this holds bullish implications for the financial markets in general and stocks in particular. In our view, the performance of the financial markets during the first half generally reflected exaggerated concerns about the risk of recession.

For the first six months of 2001 the S&P 500-Registered Trademark- Index of large capitalization U.S. stocks declined 6.70% as a recovery of 5.85% in the second quarter served to only partially offset a negative return of 11.86% in the first quarter. With visibility poor and confidence low, investors shortened their time horizons. In this environment, growth-oriented issues lagged significantly behind the index while more defensive value-oriented stocks outperformed significantly. Technology and health care were the weakest industry sectors. Consumer cyclicals and basic materials were the best performing groups for the first half.

Growth-oriented stocks made a comeback during the second quarter, but did not rally enough to recoup their earlier declines. The technology-heavy NASDAQ Composite Index, for example, posted a 17.58% gain in the second quarter following a 25.41% loss in the first three months of the year.

Small capitalization stocks outperformed large capitalization stocks by a significant margin in the first six months of this year. The Russell 2000 Index of small capitalization equities posted a positive return of 6.86% for this period with a strong 14.28% gain in the second quarter more than offsetting a negative return of 6.50% in the first quarter. Value-oriented issues outperformed growth-oriented issues among small capitalization stocks as well, with communications services and consumer cyclicals representing the best performing industry sectors, and energy and utilities the weakest sectors.

The performance of international stocks in the first half was weighed down by the surprising strength in the foreign exchange value of the U.S. dollar relative to the euro and the Japanese yen. Despite weakening economic activity and a sharp decline in short-term interest rates, the safe haven appeal of the U.S. continued to attract exceptionally strong capital inflows from global investors, boosting the dollar's value. The MSCI-EAFE (Morgan Stanley Capital International--Europe, Australasia and Far East) Index declined 14.40% in the first half as investors worried that slowing U.S. growth would lead to a global economic downturn. Japan outperformed Europe during this period based on hopes that newly elected Prime Minister Koizumi would be successful in implementing the difficult structural reforms needed to restimulate growth in Japan. As in the U.S., value-oriented stocks also outperformed growth-oriented issues in international markets in the first half.

The big story for fixed income markets during the first half was the series of six aggressive rate cuts implemented by the Federal Reserve in response to the indications of weaker economic activity. The target federal funds rate began the year at 6.50% and ended the first half at 3.75%. In our view, this rate is likely to be reduced even further over the next few months. Intermediate-term interest rates declined along with short-term rates, but longer-term rates, which had declined late in 2000 in anticipation of easing by the Federal Reserve, actually rose slightly. The 10-year Treasury Note yield, for example, declined from 5.11% at the beginning of the year to below 5.00% in late March, but ended the first half at 5.39%. The result of this process was a dramatic shift in the shape of the Treasury yield curve from an inverted curve (short-term rates above long-term rates) to a more traditional upward-sloping curve (long-term rates above short-term rates). Yields on fixed-income issues with maturities of 5 years or less generally declined during the first half. Yields on fixed-income securities with maturities of more than 5 years generally rose. Credit spreads narrowed slightly from high levels at the beginning of the year as fixed-income investors, like equity investors, began to anticipate that the Federal Reserve's actions and the enactment of a major tax cut would combine to produce a second-half recovery in the economy. Long-term Treasury securities also came under modest selling pressure relative to other fixed-income securities as concerns abated regarding the potential for continuing very high federal budget surpluses to create a shortage of Treasury securities in the future.

While the indicators remain mixed, the economy appears to us to be in the process of bottoming. The news on the corporate profits and employment fronts is still negative, but consumer confidence levels have stabilized, consumers are still spending and there are signs of stabilization in the manufacturing sector, which has been the weakest area of the economy. We expect the positive impacts of the sharp decline in short-term interest rates during the first half to begin showing through with their normal 6-12 month lag. The first tax rebate checks were mailed in late July. Gasoline prices have fallen sharply from their recent highs, which will provide consumers with additional spending power. The sharp reduction over the past six months in the level of business inventories suggests that companies may soon need to begin increasing production levels again to keep up with demand. All of these developments suggest to us that investors' current "wait and see" attitude concerning the economy should begin to shift toward the view that the economic activity is resuming an upward trajectory. Liquidity levels among investors are high and conviction levels are low, which can be a potent combination when a more positive consensus ultimately takes shape. Visibility is not as clear as investors would prefer, but environments such as this can create attractive opportunities for long-term investors.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1
BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        28
  Statement of Assets and Liabilities.................................        32
  Statement of Operations.............................................        32
  Statements of Changes in Net Assets.................................        33
  Financial Highlights................................................        34
BNY HAMILTON LARGE CAP VALUE FUND
  Schedule of Investments.............................................        36
  Statement of Assets and Liabilities.................................        38
  Statement of Operations.............................................        38
  Statements of Changes in Net Assets.................................        39
  Financial Highlights................................................        40
BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        41
  Statement of Assets and Liabilities.................................        43
  Statement of Operations.............................................        43
  Statements of Changes in Net Assets.................................        44
  Financial Highlights................................................        45
BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        47
  Industry Diversification............................................        52
  Statement of Assets and Liabilities.................................        53
  Statement of Operations.............................................        53
  Statements of Changes in Net Assets.................................        54
  Financial Highlights................................................        55
BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        57
  Statement of Assets and Liabilities.................................        61
  Statement of Operations.............................................        61
  Statements of Changes in Net Assets.................................        62
  Financial Highlights................................................        63
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        65
  Statement of Assets and Liabilities.................................        69
  Statement of Operations.............................................        69
  Statements of Changes in Net Assets.................................        70
  Financial Highlights................................................        71
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................        73
  Statement of Assets and Liabilities.................................        80
  Statement of Operations.............................................        80
  Statements of Changes in Net Assets.................................        81
  Financial Highlights................................................        82
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................   PAGE 84
  Diversification by State............................................        93
  Statement of Assets and Liabilities.................................        94
  Statement of Operations.............................................        94
  Statements of Changes in Net Assets.................................        95
  Financial Highlights................................................        96
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................        98
  Statement of Assets and Liabilities.................................       104
  Statement of Operations.............................................       104
  Statements of Changes in Net Assets.................................       105
  Financial Highlights................................................       106
BNY HAMILTON S&P 500 INDEX FUND
  Schedule of Investments.............................................       108
  Statement of Assets and Liabilities.................................       119
  Statement of Operations.............................................       119
  Statements of Changes in Net Assets.................................       120
  Financial Highlights................................................       121
BNY HAMILTON U.S. BOND MARKET INDEX FUND
  Schedule of Investments.............................................       122
  Statement of Assets and Liabilities.................................       127
  Statement of Operations.............................................       127
  Statements of Changes in Net Assets.................................       128
  Financial Highlights................................................       129
BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................       130
  Statement of Assets and Liabilities.................................       138
  Statement of Operations.............................................       138
  Statements of Changes in Net Assets.................................       139
  Financial Highlights................................................       140
BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       143
  Statement of Assets and Liabilities.................................       145
  Statement of Operations.............................................       145
  Statements of Changes in Net Assets.................................       146
  Financial Highlights................................................       147
NOTES TO FINANCIAL STATEMENTS.........................................       150
DIRECTORS AND OFFICERS................................................       159

BNY HAMILTON EQUITY INCOME FUND

AN INTERVIEW WITH ROBERT KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS DURING THE FIRST HALF OF 2001?
A. The environment over the past six months has been negative for growth stocks, as fears of economic slowing have caused investors to retreat more toward traditional value stocks.

    The period was witness to a long string of disappointing corporate earnings reports, with a tremendous lowering of expectations--and declining stock prices to match. Even many of the high-quality, dividend paying companies this Fund seeks out have seen their prices drop significantly.

    Telecommunications and technology were the hardest-hit sectors during the six months. While problems in the technology and telecommunications sectors began a little more than a year ago, these troubles became more pronounced late last year and through the first six months of 2001. Although this Fund typically underweights technology relative to the Standard & Poor's 500-Registered Trademark-, the Fund does hold some technology and telecommunication stocks.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund returned -9.88% for Institutional Class Shares and -9.95% for Investor Class Shares(1) for the six-month period ended June 30, 2001. During this same period, the S&P 500-Registered Trademark- Index(2) returned -6.70%.

    The Fund outperformed the S&P 500-Registered Trademark- Index in terms of yield, providing a yield of 2.14% after expenses, relative to 1.50% for the S&P 500-Registered Trademark- Index.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?
A. Three sectors--telecommunications, technology, and energy-related utilities--that had previously allowed the Fund to do well were underperformers over the period.

    Energy-related utilities suffered from underperformance for reasons different from those plaguing technology and telecommunications. Companies in this sector--including such portfolio holdings as oil and natural-gas giant Enron and electric-power provider AES-had previously seen their stock prices bid up to very high levels. Investors hungry to lock in their profits in a difficult environment subsequently sold off many of their positions in this sector, driving prices lower.

    Helping to cushion the Fund somewhat during this turbulent period were REITs. These provided solid fundamentals and reasonable valuations, as well as a low degree of correlation with other areas of the market. In addition, convertible securities offered lower levels of volatility along with a reasonable level of income.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND? (3)
A. Among the stocks contributing positively to performance was home-improvement retailer Lowe's, which rose by 63% over the six months. Two radio broadcast stocks, Radio One and Clear Channel Communications, also were strong performers for the period. Additionally, several REITs in the portfolio did quite well: Plum Creek Timber, General Growth Properties, and KimCo Realty were all up by more than 10% for the year through June.

    In other sectors, agrochemical leader Monsanto returned 37.5% in the first half of the year, while water utility American Water Works returned 13.8%.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PAST SIX MONTHS?
A. We increased our holdings among convertible securities over the period, taking that weighting up to 24% of assets. Convertibles are especially useful now, as they allow us to benefit from a company's upside while also providing a measure of protection against possible downturns. We also boosted our positions in consumer staples and consumer cyclicals. These stocks tend to outperform as the economy emerges from a period of slowing activity. We also increased our weighting in REITs to more than 14%, up from about 11% at the beginning of the year.

    Continuing a trend from last year, we made further reductions to our position in technology stocks. They now represent just 8.6% of assets.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
A. There is considerable hope for an economic recovery, given both the Federal Reserve's aggressive interest-rate cuts and the tax rebates that will be flowing back into the economy.

    It typically takes from several months to a year for the impact of the Fed's interest-rate reductions to be felt throughout the economy. Given that it has now been a half-year since the Fed began to bring rates down, we anticipate seeing some of their benefits over the second half of the year. This in turn, should lead to improvements in corporate earnings and be reflected in improving stock prices.

                                                                                              TRAILING     TRAILING      SINCE
                                CURRENT       TRAILING         YEAR           TRAILING        3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001      MONTH        3 MONTHS       TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON EQUITY INCOME
FUND (INSTITUTIONAL SHARES)          -2.50%     2.69%             -9.88%            -9.18%      3.97%       11.46%(4)    11.93%(4)
S&P
500-REGISTERED TRADEMARK-
INDEX                                -2.43%     5.85%             -6.70%           -14.83%      3.89%       14.48%       14.93%

Note: Returns for BNY Hamilton Funds are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) The S&P 500-Registered Trademark- Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY HAMILTON LARGE CAP VALUE FUND

AN INTERVIEW WITH CHARLES FOLEY AND GEORGE BAKER, MANAGING DIRECTORS AND
  CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE-CAP VALUE STOCKS DURING THE FIRST HALF OF THE YEAR?

A. Value-oriented stocks outperformed in the first six months of 2001. This continued a trend from 2000, though the degree of outperformance was somewhat smaller this period than it was in the second half of last year. The shift in favor toward fundamentally sound, value-based stocks was in part a response to continued signs of a slowdown in economic growth.

    The slowing economy also led the Federal Reserve to institute an aggressive series of six interest-rate cuts. These led to a steepening of the yield curve, creating a situation favorable to bank stocks. Lower short-term interest rates were also beneficial to construction-materials manufacturers and consumer cyclical stocks. In addition, continued consolidation in the oil industry lifted the prices of many stocks in that sector.

Q. HOW DID THE FUND PERFORM?

A. The Large Cap Value Fund returned -2.21% for Institutional Class Shares(1) for the six months ended June 30, 2001. This represented an outperformance relative to the broad-based Standard & Poor's 500-Registered Trademark-Index(2), which returned -6.70% for the period.

Q. WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE DURING THIS PERIOD?

A. The Fund's large weightings in three sectors--banks, energy, and consumer cyclicals--were largely responsible for the Fund's strong performance over the six months. In addition to overweighting sectors that performed well, we also selected individual stocks that were strong within their respective sectors.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS? (3)

A. Bank stocks were among the greatest beneficiaries of the decline in short-term interest rates, allowing holdings such as Bank of America and First Union Corporation to outperform. Among the consumer cyclicals that performed well were Ford Motor Company, Target, Costco, and Eastman Kodak. Florida Rock Industries, a construction-materials concern, also contributed positively to performance.

    In the energy sector, refiner Tosco Corporation benefited from consolidation in the oil industry, when it was acquired by Phillips Petroleum in a stock-swap deal earlier this year. Although many technology companies remained battered, Microsoft began to show signs of rebounding as the clouds surrounding the Justice Department's anti-monopoly case began to clear.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?

A. We increased our exposure to retail stores, as these stocks historically have tended to do well in the early stages of an economic recovery. In addition, we added to our holdings among selected technology stocks whose prices have been knocked down sharply over the past year. We also took the opportunity to add to the portfolio's energy-related holdings, based on attractive long-term fundamentals in that sector.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. We anticipate that the economy will benefit both from the Fed's interest-rate cuts and from the tax relief legislation championed by President Bush and passed by Congress this year. Retail and consumer cyclical stocks are likely to be among the stronger-performing sectors in this environment, and at some later point we expect capital-goods producers to also benefit.

    Further, we expect that the recent decline in oil prices will be contained, with U.S. benchmark crude oil prices averaging at least $25 a barrel for the year. We anticipate that natural-gas prices, which had corrected sharply by the end of the period, will generally trend higher over the next twelve months.

    Given our outlook, we intend to continue to focus on fundamental research and careful selection of individual stocks, with the aim of identifying attractive companies that are undervalued relative to their earnings growth and their peers. We believe we have positioned the Fund for solid relative performance in the coming months.

                                                                                               TRAILING     TRAILING
                                 CURRENT       TRAILING         YEAR           TRAILING        3 YEARS      5 YEARS
PERIODS ENDED JUNE 30, 2001       MONTH        3 MONTHS       TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED
BNY HAMILTON LARGE CAP VALUE
FUND (INSTITUTIONAL SHARES)           -5.35%     2.44%             -2.21%            -0.82%       N/A          N/A
S&P
500-REGISTERED TRADEMARK-
INDEX                                 -2.43%     5.85%             -6.70%           -14.83%      3.89%       14.48%

                                   SINCE
                                 INCEPTION
PERIODS ENDED JUNE 30, 2001      ANNUALIZED
BNY HAMILTON LARGE CAP VALUE
FUND (INSTITUTIONAL SHARES)             -3.41%
S&P
500-REGISTERED TRADEMARK-
INDEX                                  -12.59%

Note: Returns for BNY Hamilton Funds are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) The S&P 500-Registered Trademark- Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.

BNY HAMILTON LARGE CAP GROWTH FUND

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS, CHARLES GOODFELLOW, VICE PRESIDENT, AND
  DEANNE STEELE, ASSISTANT VICE PRESIDENT

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE-CAP STOCKS DURING THE FIRST HALF OF 2001?

A. As the economy continued to slow from the rapid pace of prior years, there was an unprecedented collapse in corporate spending on telecommunications and technology. Recession concerns grew as corporate profits--particularly among technology companies--plunged. Across the nation, there were concerns about rising energy prices and tightening supply, though these issues were most pronounced in California.

    The Fed moved quickly to support the economy with six interest rate cuts, while Congress did its part by passing the largest tax reduction in two decades. After an initial slowdown, the level of consumer activity firmed and consumer confidence stabilized. This was significant, in that consumer spending accounts for more than 60% of our nation's economic activity. All in all, the first half of this year was very volatile, and a challenging one for core growth investors.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closed the first half of the year with a return of -17.36% for our Institutional Class Shares and -17.43% for our Investor Shares(1). This was well behind the broader S&P 500-Registered Trademark- Index(2), which returned -6.70% for the six month period ended June 30, 2001.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE?

A. After largely avoiding the market landmines of last year, we have suffered somewhat more damage so far in 2001. As recession concerns grew and corporate profits fell, the more defensive value investment style gained favor, significantly outperforming the growth style of investing we apply with this Fund. The Fund's full weighting in the troubled technology and telecommunications sectors was another major cause of the disappointing performance. Additionally, after a stellar year in 2000, our large weighting in pharmaceutical companies has underperformed this year.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS? THE WORST? (3)

A. Some of our better-performing stocks were also some of our largest. Consistent with our broadly diversified approach, they include a mix of companies across sectors--Microsoft, BP Amoco, Citigroup, General Electric, and ExxonMobil.

    The Fund's weaker performers were concentrated in the technology and telecommunications sectors, but constituted a diverse line-up of some of the sector's leading names: Corning, a large producer of optical fiber; data storage and retrieval provider EMC; networking giant Cisco; wireless communications leader Nokia; and computer equipment stalwart Sun Microsystems. The gains among our strongest stocks were not sufficient to overcome losses among our worst performers.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?

A. Our weighting in technology stocks dropped, the result of both the sale of securities and the decline in value of shares remaining in the portfolio. We focused on initiating or adding to positions that are more likely to show resilience in the current economic environment, including consumer cyclicals such as Home Depot, and entertainment companies such as AOL Time Warner.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. The outlook for consumer spending is improving, thanks to lower interest rates, the income-tax cut, and the soon-to-be-delivered tax rebate checks. We have begun to see signs that the economy is stabilizing, and believe that it will begin to show signs of further improvement soon, as the Fed's interest-rate cuts have time to take full effect. We are therefore continuing to closely monitor consumer confidence as well as consumer activity levels. As the economy improves and the economic outlook brightens, we expect corporate spending to pick up as well.

                                                                                                 TRAILING     TRAILING      SINCE
                                  CURRENT       TRAILING         YEAR            TRAILING        3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001        MONTH        3 MONTHS        TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
FUND (INSTITUTIONAL SHARES)            -3.53%     3.08%             -17.36%           -27.79%      5.32%       14.92%       14.85%
S&P 500-REGISTERED TRADEMARK-
INDEX                                  -2.43%     5.85%              -6.70%           -14.83%      3.89%       14.48%       15.10%

Note: Returns for BNY Hamilton Funds are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
(2) The S&P 500-Registered Trademark- Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.

BNY HAMILTON INTERNATIONAL EQUITY FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR YOUR FUND DURING THE FIRST HALF OF THE YEAR?
A. The downward pressure on world equity markets that began in March 2000 continued through most of the first half of this year. Concerns over the outlook for corporate profitability dominated. As the U.S. Federal Reserve began to lower interest rates in early 2001, most central banks were quick to follow suit. The notable exception was the European Central Bank, which did not act until May, when it cut the European rate by 25 basis points.

    International markets overall were troubled during the period, with the MSCI EAFE Index posting double-digit losses for the first six months of 2001. The economic slowdown in the U.S. and around the world began to have significant impact on corporate earnings. Higher energy prices took a further toll, as did weak currencies relative to the dollar. While many had expected Europe to be relatively immune to the global slowdown, it in fact proved to be vulnerable, with the European market underperforming the MSCI EAFE Index for the period. Japan presented continuing concerns, although the reinstatement of a zero-interest-rate policy and enthusiasm over the new administration of Prime Minister Koizumi allowed this country's market to outperform the broader index. Japanese equities still suffered significant losses, however, and toward the end of the period signs of waning positive sentiment were emerging.

Q. HOW DID THE FUND PERFORM?
A. For the six-month period ended June 30, 2001, the Fund returned -15.36% for Institutional Class Shares and -15.51% for Investor Class Shares(1). For the same period, the MSCI EAFE Index(2) returned -14.40%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE DURING THIS PERIOD?
A. The Fund's performance--and the market's--was far more volatile in the first three months of the year than in the three months that followed. Almost all of the Fund's losses for the six months came in the first quarter, during which the Fund posted a return of -14.24%, a decline slightly greater than the benchmark's -13.57%. In the second quarter, however, both the Fund and the markets stabilized considerably.

    As investors sought stability, growth-oriented stocks struggled, while stocks with more defensive characteristics (such as value stocks) outperformed. Nonetheless, the gap between the returns of growth and value stocks, which was pronounced throughout the second half of 2000, narrowed somewhat in the first half of this year.

    Many of the stocks in the portfolio were subject to substantial volatility in the international equity markets. The Fund's slight underperformance relative to the benchmark was mostly the result of our region and country allocations, and our individual stock selection. Our slight overweight of Europe and underweight of Japan both hurt relative performance.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS? (3)
A. In Europe, beverage and food conglomerate Diageo was our strongest holding for the first half of the year. The firm's share price rose significantly over the period, and we believe it will continue to create value for its shareholders. Nissan Motors was the portfolio's strongest holding in Japan, with its stock price driven up more than 30% over the period in response to the company's decisive top-down restructuring and its rapid cost-cutting.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?
A. Given the global economic environment, we adopted a defensive approach, with the goal of reducing overall risk and the impact of market volatility on the portfolio. These changes included altering our allocations among regions and economic sectors, bringing them closer in line with those of our benchmark index. In the early months of this period, we had a slight overweighting in Continental Europe, where we were encouraged by the region's tax and structural reforms. As the period wore on, however, we moved some of these assets into U.K. companies, which we had previously underweighted. After starting the period with an underweighting in Japan, we added to our investments as the political atmosphere became more certain. Our allocation to Japan now roughly matches that of our benchmark.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?
A. In our view, signs of an economic slowdown are still evident across the globe. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain flat through much of the second half of 2001, but that leading indicators may begin to move up over the next few months and signal a broader recovery for 2002. The current low interest rate environment, coupled with recent declines in energy prices should support our view.

    We believe that an economic recovery in the U.S. will begin to gradually emerge in the third quarter of this year, and become more notable in the fourth. As the U.S. economy rebounds, investors are likely to again be comfortable assuming greater degrees of investment risk. This could, in turn, become the main trigger for a rebound in global equity markets.

                                                                                                            TRAILING
                                      CURRENT          TRAILING           YEAR            TRAILING           3 YEARS
PERIODS ENDED JUNE 30, 2001            MONTH           3 MONTHS          TO DATE          12 MONTHS        ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
FUND (INSTITUTIONAL SHARES)                -3.99%           -1.31%           -15.36%           -26.53%            -1.46%
MSCI EAFE INDEX                            -4.05%           -0.86%           -14.40%           -23.32%            -0.94%

                                    TRAILING      SINCE
                                    5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001        ANNUALIZED   ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
FUND (INSTITUTIONAL SHARES)            N/A         4.22%
MSCI EAFE INDEX                       3.19%        3.74%

Note: Returns for BNY Hamilton Funds are after fees.

*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 3 year, 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
(2) The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.

BNY HAMILTON SMALL CAP GROWTH FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS DURING THE FIRST HALF OF THE YEAR?

A. The equity markets were highly volatile for the first half of 2001, as investor sentiment swung wildly between hope and despair. Multiple signs of slowing economic growth took their toll on corporate earnings reports, and on projections for future profitability. This in turn had significant, negative impact on stock valuations, and on broader investor sentiment as well.

    The Federal Reserve took swift, decisive steps to stave off the economic slowdown by cutting short-term interest rates six times throughout the period. While these actions did help to offset some of the negativity surrounding the economy, there has not yet been sufficient time for their impact to be fully felt. Continuing a two-year trend, the Russell 2000 Index--which blends both value and growth stocks--significantly outperformed the more growth-oriented S&P 500-Registered Trademark- Index. In this challenging environment for small-growth stocks, we continued to emphasize a diversified portfolio of small companies whose long-term growth rate we believe has been underestimated.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the first six months of 2001, the Fund returned -3.59% for Institutional Class Shares and -3.68% for Investor Class Shares(1), versus a 6.86% return for the Russell 2000 Index(2) over the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

A. Our growth investment style led us to underperform the Russell 2000, as the index includes a significant weighting in stocks from the outperforming value style. Growth stocks tend to underperform value stocks during periods, such as the one we are currently in, when macroeconomic concerns drive investors to take a more cautious approach. In this kind of environment, many investors adopt a short-term mentality that takes focus away from carefully considered stock selection and instead emphasizes the here and now. For investors who, like us, are willing to take a longer-term view, this environment can produce interesting investment opportunities. Our bottom-up approach to small-cap stock investing is designed to help us identify such investments.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Our continuing investment philosophy is to seek out those stocks that appear likely to have superior relative earnings strength. In the current economic environment, we believe that companies in the financial, health care, consumer, and energy sectors best meet this standard. Financial stocks are benefiting from declining interest rates, while demand for products and services related to health care tends to hold relatively steady, even in tougher times. As the economy moves toward recovery, consumer stocks will be poised to benefit early on in the cycle, while increasing demand should help to buoy energy-related companies.

    In the short term, we expect the equity markets to remain in a trading range, with stock prices shifting up and down in a fairly narrow band. The continued weak outlook for companies' near-term profitability is likely to put a damper on stocks' upward movements, while the Fed's willingness to step in and bolster the economy appears to be sufficient to put the brakes on their downslide.

    It typically takes six to twelve months for Federal Reserve actions to begin to have impact on economic growth--and as more time passes, we look forward to a better macroeconomic environment. This improvement should, in turn, bring investors out of their state of retreat, allowing our portfolio of carefully selected small growth companies to regain favor. In the meantime, we will continue to emphasize companies that dominate their market niche--a situation that we believe positions them for visible, sustainable growth while also moderating risk. We also intend to maintain the Fund's broad diversification, which allows us to pursue a variety of growth opportunities, while not tying our fortunes too closely to any single sector of the economy.

                                                                                          TRAILING     TRAILING      SINCE
                               CURRENT    TRAILING         YEAR           TRAILING        3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001     MONTH     3 MONTHS       TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
FUND (INSTITUTIONAL SHARES)     1.18%      12.57%             -3.59%           -12.48%     23.28%       18.99%       19.00%
RUSSELL 2000                    3.45%      14.28%              6.86%             0.57%      5.28%        9.60%       13.49%

Note: Returns for BNY Hamilton Funds are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
(2) The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND*

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS DURING THE FIRST HALF OF THE YEAR?

A. The Federal Reserve lowered the federal funds target rate six times over the first half of 2001. The Fed has stated that it now views economic weakness, not inflation, to be the greatest risk to the U.S. economy.

    Over the first six months of the year, the Federal Reserve's interest rate cuts led to a dramatic steepening of the yield curve for U.S. Treasurys. At the beginning of 2001, the difference in yield between two-year and 30-year Treasurys was only 35 basis points. By the end of June, the spread between the two had widened to 151 basis points.

    Mortgage securities outperformed U.S. Treasury debt during the period. In 2000, Treasurys led all other domestic bond sectors, so this represented a significant change in the fixed-income marketplace. U.S. dollar-denominated debt became more attractive to non-U.S. investors, as the dollar strengthened in value relative to other leading currencies.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund provided a total return of 2.80% for Institutional Class Shares and 2.67% for Investor Class Shares(1) for the six-month period ended June 30, 2001. In comparison, the 10-year U.S. Treasury returned -.50% during the same period. The Funds benchmark, the Lehman Brothers Intermediate Government Index(2) returned 3.42% for the first half of 2001.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's exposure to mortgage-backed securities helped to boost performance during the period vis-a-vis its peer group. In addition, we underweighted longer-maturity bonds, whose performance lagged that of shorter-maturity issues.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. Intermediate-duration mortgage-backed securities provided the strongest performance over the past six months. Investors increasingly turned to mortgage-backed issues for their attractive yields and high credit quality, and bonds with intermediate-range maturities benefited from the steepening of the yield curve.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE YEAR?

A. As interest rates corrected by moving higher during the period, we made minor updates to our portfolio strategy. We decreased the Fund's holdings in mortgage-backed securities during the period, as they had appreciated considerably in price. We invested the proceeds from these profitable sales in Treasury securities and, to a lesser extent, agency-backed debt.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. We believe that much of the negative outlook for the economy is perhaps overdone. Growth in retail sales (including autos) over the previous year bottomed at the end of March at just over 1%. Since then, the figure has rebounded nicely to the 4% level. Economic expectations were too pessimistic three months ago, driving interest rates to excessively low levels. At this point, we believe that yield curves have become too steep.

    In future months, we believe the economic environment will be characterized by moderate economic growth and limited inflationary pressure. It also appears to us that the Fed is coming close to the end of its current cycle of easing short-term interest rates to stimulate economic activity. We anticipate that interest rates will move slightly lower in the next few months, given their most recent correction upward, but should not move meaningfully higher or lower during the third quarter.

                                                                                        TRAILING     TRAILING      SINCE
                                        CURRENT    TRAILING      YEAR      TRAILING     3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001              MONTH     3 MONTHS    TO DATE    12 MONTHS    ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON INTERMEDIATE
GOVERNMENT FUND (INSTITUTIONAL SHARES)   0.45%       0.16%      2.80%       10.66%        5.53%        6.41%(3)     5.50%(3)
LEHMAN BROS. INTERMEDIATE GOVERNMENT
INDEX                                    0.32%       0.41%      3.42%       10.40%        6.40%        6.90%        6.36%

Note: Returns for BNY Hamilton Funds are after fees.

* U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
(3) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

AN INTERVIEW WITH TERENCE MCCORMICK AND PAUL PERTUSI, VICE PRESIDENTS AND
  CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INVESTMENT-GRADE BONDS DURING THE FIRST HALF OF 2001?
A. The Federal Reserve lowered the fed funds target rate six times over the first half of 2001. The Fed has stated that it does not believe inflation is a problem, and views economic weakness to be the greatest current threat to the U.S. economy. With the Fed cutting short-term interest rates aggressively, the U.S. Treasury yield curve steepened dramatically during the first half of the year. The spread between the yields on two-year and 30-year Treasurys started the year at just 35 basis points, and by the end of June it had reached 151 basis points.

    Investment-grade corporate debt outperformed U.S. Treasurys by the significant margin of 3.53% . This was a reversal of the trend in 2000, when Treasurys outperformed all other domestic fixed-income sectors.

    The U.S. dollar generally gained strength relative to other currencies during the six months. This encouraged international investors to increase their purchases of dollar-denominated debt.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?
A. The Fund provided a total return of 2.66% for Institutional Class Shares and 2.53% for Investor Class Shares(1) for the six months ended June 30, 2001. In comparison, the Lehman Brothers Intermediate Government/ Credit Index(2) returned 4.09% for the same period.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?
A. The Fund's exposure to high-yield debt (which accounted for roughly 7% of assets) was the primary cause of the Fund's underperformance relative to the Lehman Brothers Intermediate Government/Credit Index. As indications of a slowing U.S. economy emerged, investors tended to turn away from higher-yielding, lower-quality bonds, particularly those from emerging telecom-related issuers.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?
A. Investment-grade corporate bonds provided the strongest performance during the first half of the year. Investors found both their yields and their credit quality appealing during a time of declining interest rates and economic uncertainty.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE YEAR?
A. In January, we added to the Fund's high-yield position, increasing it to 7% from 5% of the total portfolio, based on our belief that the U.S. economy would be able to sidestep a recession. We increased the Fund's holdings in the mortgage and corporate sectors, and continued to sell U.S. Treasurys during the first three months of the year.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?
A. Bond managers are typically faced with two different types of economic environments and must invest their portfolios accordingly. The first type of environment involves high levels of economic growth, increasing inflationary pressures, and the prospect of a tighter monetary policy from the Federal Reserve. The second involves declining economic growth, limited inflationary pressure, and the prospect of the Fed easing rates to stimulate the economy.

    At this point, we believe we are nearing the end of this second scenario, as the economic slowdown has bottomed, inflation has retreated, and the Fed has nearly completed its easing cycle. The year-over-year change in total retail sales (including autos) bottomed at the end of the first quarter and subsequently rebounded to a much more encouraging 4% level during April, May, and June. We anticipate that interest rates may move slightly lower in coming months, but do not expect that they will fluctuate meaningfully in either direction.

    Although we believe the economy is moving toward recovery, we are aware that the outlook remains uncertain. With respect to the portfolio, any delay in economic recovery would likely place additional pressure on higher-yielding corporate bonds. Further, in the event that the slowdown is extended, the Fed would likely be inclined to cut short-term rates further to boost the economy. Such a step could lead individuals to refinance their mortgages at more attractive rates,which would hurt the performance of the mortgage-backed bonds in the portfolio.

                                                                                                       TRAILING     TRAILING
                                               CURRENT          TRAILING        YEAR      TRAILING     3 YEARS      5 YEARS
PERIODS ENDED JUNE 30, 2001                     MONTH           3 MONTHS      TO DATE    12 MONTHS    ANNUALIZED   ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE
FUND (INSTITUTIONAL SHARES)                         -0.01%           -0.11%    2.66%        9.44%        4.99%        6.33%
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CREDIT INDEX                                         0.37%            0.67%    4.09%       11.04%        6.43%        7.01%

                                              SINCE
                                            INCEPTION
PERIODS ENDED JUNE 30, 2001                 ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE
FUND (INSTITUTIONAL SHARES)                    6.75%
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CREDIT INDEX                                   7.33%

Note: Returns for BNY Hamilton Funds are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND*

AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS IN THE FIRST HALF OF 2001?

A. The first half of 2001 was characterized by aggressive easing on the part of the Federal Reserve, which was responding to a weakening economy and the apparent lack of inflationary pressures. As is usually the case with Fed action, the short-to-intermediate part of the yield curve was most affected by this recent series of interest rate cuts. Yields in the three- to seven-year range declined by more than one full percentage point. Combined with this declining interest rate environment was an increased but manageable supply of municipal bond new issues, resulting in technical price strength.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund provided competitive returns for the six-month period ended
   June 30, 2001, with a total return of 3.00% for Institutional Class Shares and 2.77% for Investor Class Shares(1). In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) returned 3.71%.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE DURING THIS PERIOD?

A. Throughout the period we favored higher-quality, non-callable, premium-coupon bonds, which helped us to closely track our benchmark. As the market strengthened, these bonds performed strongly relative to other classes; the higher rates of interest they pay was particularly attractive at a time when interest rates were generally falling.

    Also contributing to performance was the Fund's focus on bonds with maturities in the range of three to seven years. Representing 50% of the Fund's assets, this positioning allowed us to benefit from the steepening of the yield curve (a result of the Federal Reserve's interest-rate cuts) and resulting higher prices for bonds in this maturity range. Finally, during the period the Fund's duration was slightly longer than that of its peer group, which provided excess returns in this lower interest-rate environment.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. As noted earlier, non-callable premium bonds of intermediate duration performed especially well during the six-month period.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?

A. The Fund's duration was generally unchanged during the period. However, the Fund's credit-quality profile rose somewhat, as the Fund's remaining BBB holdings of New York State appropriation paper were upgraded to A. Because the supply of municipals remained tight, we were able to attract buyers (at strong prices) for bonds we wished to sell out of the portfolio, even though we found their structures unappealing.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. We believe, that with the bulk of the Fed's rate cuts behind it, the rest of the year will involve a balancing act between potentially stronger growth in the economy and a technically strong municipal bond market.

   Unexpected inflationary pressures or quickly weakening credit quality at the state and local levels would be harmful to the Fund's performance, though at this point we don't believe either of these conditions is very likely. With the timing of an upturn in growth uncertain, we intend to keep the Fund's duration positioned slightly longer than the midpoint of its benchmark range. We will continue our bias in favor of higher-quality bonds, as the difference in yield between these and lower-quality issues will likely remain tight.

                                                                                      TRAILING     TRAILING      SINCE
                                      CURRENT    TRAILING      YEAR      TRAILING     3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001            MONTH     3 MONTHS    TO DATE    12 MONTHS    ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND (INSTITUTIONAL SHARES)            0.62%       0.50%      3.00%       9.25%         4.47%        5.08%        5.45%
LEHMAN BROS. 5 YEAR G.O. MUNI BOND
INDEX                                  0.44%       0.90%      3.71%       8.65%         5.22%        5.65%        6.18%

Note: Returns for BNY Hamilton Funds are after fees.

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal altenative minimum tax.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY HAMILTON INTERMEDIATE NEW YORK TAX EXEMPT FUND*

AN INTERVIEW WITH COLLEEN M. FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR YOUR FUND DURING THE FIRST HALF OF THE YEAR?

A. By far the most influential factor in the fixed-income markets over the past six months was the Federal Reserve Board's aggressiveness in lowering interest rates in an effort to invigorate the U. S. economy. Beginning with the second business day of 2001, the Fed lowered key rates six times for a total reduction of 275 basis points. These moves caused the municipal bond yield curve to steepen dramatically. Yields on one-year AAA-rated bonds declined 130 basis points to 2.75%, while levels on ten-year paper fell by only 15 basis points. The spread between the yields on one-year and ten-year issues widened to 170 basis points, up from just 45 basis points at the beginning of the year.

    Supply and demand factors have always played an influential part in the municipal bond market, and continue to do so. New issue supply was strong during the first six months of the year, coming in 37% ahead of the previous year's levels. Lower interest rates fueled this increase in supply, as they allowed issuers to refinance higher-interest debt and also to raise new money at favorable rates. As we commented here at the end of 2000, individuals make up the largest class of investors for tax-exempt bonds, either through direct purchases or through mutual funds. They continue to have a healthy appetite for municipals this year as many seek to offset the volatility and weakness in the equity market.

    Moody's announced in February the upgrade of New York State's appropriation debt to A3 from Baa-1. This followed similar action by Standard & Poor's in December, which had beneficial impact on several issues in the portfolio.

Q. HOW DID THE FUND PERFORM DURING THIS PERIOD?

A. The Fund's total return was 3.19% for the Institutional Class Shares and 3.06% for the Investor Class Shares(1) for the six month period ended
   June 30, 2001. These returns are just behind those of the Lehman Brothers Five-Year General Obligation Muni Bond Index(2), which ended the period with a return of 3.71%.

Q. WHAT SPECIFIC FACTORS CAUSED THE FUND TO SLIGHTLY UNDERPERFORM ITS BENCHMARK FOR THE FIRST HALF OF THE YEAR?

A. The steepening yield curve, driven by the decline in short-term rates, contributed positively to the Fund's performance. For most of the first half of the year, the Fund held approximately 40% of its assets in bonds with maturities of five years or less. This was a favorable spot on the yield curve and helped to strengthen the Fund's performance. The Fund nonetheless lagged the Lehman Brothers Five-Year General Obligation Muni Bond Index. That index, which had the second-best returns in that firm's entire General Obligation index universe, is concentrated in bonds with maturities between four and six years and therefore benefited more fully from the decline in short-term interest rates.

    The average maturity and average duration of the Fund ended the period at
    6.8 years and 5.6 years, respectively. The average maturity and duration of the Lehman benchmark are shorter than the Fund and ended the year at 5.1 and
    4.2 years.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. With approximately 40% of the Fund invested in bonds maturing in five years or less, we were well-positioned for the steep decline in short-term interest rates. These holdings were among the best performers in the portfolio.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE YEAR?

A. Activity in the Fund essentially took two forms. Early in the year, we took profits in the low-coupon bonds we had purchased in 1999 and 2000 at substantial discounts from their face value. We reinvested the proceeds in higher-coupon, premium issues.

    In the second quarter, we took advantage of the steep yield curve by selling short to intermediate positions that had performed well, and increased our holdings in the 10- to 15-year portion of the yield curve--a range in which rates did not decline as much as at the shorter end. Overall, the Fund's average maturity and average duration were extended to 6.8 years and
    5.6 years, respectively, from 6.0 and 4.9 years at the end of 2000. The portfolio's average coupon increased to 5.25% from 5.15% over the same period.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. We expect the Federal Reserve's aggressive rate reductions, combined with the tax relief championed by President Bush and passed by Congress, to have positive impact on the economy over the next six to twelve months. We do not anticipate any significant inflationary pressure in the period ahead, an outlook that is reinforced by the recent declines in oil prices. We anticipate that the bulk of the Federal Reserve's rate cuts are behind us, coupon income will become a greater factor in the Fund's total return.

Q. WHAT RISKS DO YOU SEE GOING FORWARD?

A. Credit quality will be an area that we will watch closely. The strong economic conditions of the past several years strengthened the financial condition of municipal issuers, allowing them to establish healthy reserves. The economic slowdown we are currently experiencing will no doubt have some impact on major revenue sources, such as sales- and income-tax receipts. An early warning sign of this may be seen in California, where that state's debt was recently downgraded. Quality spreads, which have been very narrow for some time, may widen to reflect a more difficult economic environment for issuers.

                                                                                    TRAILING     TRAILING      SINCE
                                    CURRENT    TRAILING      YEAR      TRAILING     3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001          MONTH     3 MONTHS    TO DATE    12 MONTHS    ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW YORK
TAX-EXEMPT FUND (INSTITUTIONAL
SHARES)                              0.50%       0.68%      3.19%       8.96%         4.56%        5.10%(3)     4.74%(3)
LEHMAN BROS. 5 YEAR G.O. MUNI BOND
INDEX                                0.44%       0.90%      3.71%       8.65%         5.22%        5.65%        5.47%

Note: Returns for BNY Hamilton Funds are after fees.

* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this fund may involve increased risk.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
(3) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This volunary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON S&P 500 INDEX FUND*

AN INTERVIEW WITH KURT ZYLA, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING THE FIRST HALF OF THE YEAR?

A. Continuing a trend from the previous year, the investment environment for the stocks in the S&P 500-Registered Trademark- Index was difficult during the first six months of 2001. Reflecting concern about the state of the economy, the Federal Reserve aggressively cut short-term interest rates over the course of the half-year. By the end of the period, the Fed had made six reductions for a total of 275 basis points--the largest six-month rate cut in close to two decades.

    Because it takes time for the impact of declining interest rates to be felt in the economy, however, even these rapid, deep cuts had little effect on corporate earnings by June's end. Disappointing reports of corporate profits, particularly from information technology companies, continued to weigh heavily on stock prices.

    Growth stocks were hit far harder than value stocks, with the technology sector suffering the greatest damage. Because the index has a substantial weighting in technology stocks and a decided tilt toward growth, these developments were not at all favorable to its performance.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closely tracked the risk and return characteristics of its benchmark, returning -6.97% for Institutional Class Shares(1) for the six months ended June 30, 2001, compared with a -6.70% return for the S&P 500-Registered Trademark- Index(2) for the same period.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's straight replication approach to tracking the S&P 500-Registered Trademark- Index allowed its performance to stay very close to that of the index. Also, as changes were made to the composition of the index during the period, we sought to make the related stock trades in as efficient a manner as possible.

Q. WHAT IS YOUR STRATEGY GOING FORWARD?

A. Consistent with this Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500-Registered Trademark- Index.

                                                                                                     TRAILING     TRAILING
                                       CURRENT       TRAILING         YEAR           TRAILING        3 YEARS      5 YEARS
PERIODS ENDED JUNE 30, 2001             MONTH        3 MONTHS       TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)                      -2.45%     5.76%             -6.97%           -15.42%       N/A          N/A
S&P 500-REGISTERED TRADEMARK-
INDEX                                       -2.43%     5.85%             -6.70%           -14.83%      3.89%       14.48%

                                         SINCE
                                       INCEPTION
PERIODS ENDED JUNE 30, 2001            ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)                       -12.98%
S&P 500-REGISTERED TRADEMARK-
INDEX                                        -12.59%

Note: Returns for BNY Hamilton Funds are after fees.

* The performance of the Fund is expected to be lower than that of the S&P 500-Registered Trademark- Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) The S&P 500-Registered Trademark- Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON U.S. BOND MARKET INDEX FUND*

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. BONDS DURING THE FIRST HALF OF 2001?

A. The Federal Reserve shifted aggressively into an easing cycle, cutting the federal funds target rate six times over the course of the first six months of 2001. In its comments and its actions, the Fed indicated that it does not believe inflation is a significant problem now, and finds economic weakness of far greater concern to the U.S. economy.

    The first half of the year witnessed a dramatic steepening of the U.S. Treasury yield curve, driven primarily by the aggressive cuts in rates at the short end. By June's end, the spread between the yields of two-year and 30-year Treasurys stood at 151 basis points; it started the year at just 35 basis points.

    Mortgage-backed and corporate bonds outperformed U.S. Treasury debt during the first six months. This was a reversal of last year, during which Treasurys topped all other domestic fixed-income sectors. Further supporting the U.S. bond market was a strong U.S. dollar, which encouraged non-U.S. investors to invest more heavily in dollar-denominated debt.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 3.25% for Institutional Class Shares(1) for the six months ended June 30, 2001, while the Lehman Brothers Aggregate Bond Index(2) returned 3.60% over the same period.

Q. WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

A. While the Fund seeks to mimic the characteristics of its index, there can be some differences. For example, over the past six months, the credit profile of the bonds comprising the Fund's conservative corporate position was slightly higher than that of the bonds occupying the index's allocation to this sector. Higher-quality bonds tend to pay lower yields, which in this case cut slightly into our performance.

Q. WHAT IS YOUR STRATEGY GOING FORWARD?

A. Our strategy in the Fund will be to continue following a passive strategy designed to provide returns that closely track those of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

                                                                                        TRAILING     TRAILING      SINCE
                                        CURRENT    TRAILING      YEAR      TRAILING     3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001              MONTH     3 MONTHS    TO DATE    12 MONTHS    ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX
FUND (INSTITUTIONAL SHARES)              0.41%       0.48%      3.25%       10.89%         N/A          N/A        10.75%
LEHMAN BROS. AGGREGATE BOND INDEX        0.38%       0.56%      3.60%       11.23%        6.25%        7.48%       10.40%

Note: Returns for BNY Hamilton Funds are after fees.

* The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY HAMILTON MONEY FUND*

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS IN THE FIRST HALF OF 2001?

A. The economy entered 2001 with continued evidence of weakening. In January, the Federal Reserve began a steady and aggressive campaign to stimulate the economy. Their actions decreased the federal funds rate from 6.50% at the end of 2000 to 3.75% by June 30, 2001. The Fed's sixth easing of the federal funds rate was a 25-basis-point move which, coming after a succession of 50-basis-point cuts, may indicate that the Fed is approaching the end of this easing cycle. Federal Reserve actions generally take from six to twelve months to be reflected in the economy, so the Fed may have adopted a wait-and-see stance ahead of taking further significant action.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON MONEY FUND PERFORM?

A. For the six-month period ended June 30, 2001, Hamilton Shares of the Fund posted a total return of 2.53%, Premier Shares returned 2.40%, and Classic Shares returned 2.28%. For the 12-month period ended June 30, 2001, Hamilton Shares returned 5.88%, Premier Shares returned 5.62%, and Classic Shares returned 5.35%(1).

    The seven-day current and the 30-day effective yields for the six-month period ended June 30, 2001 were 3.99% and 4.09%, respectively, for the Hamilton Shares, 3.74% and 3.84% for the Premier Shares, and 3.49% and 3.59% for the Classic Shares(2). During the first half of this year, the Fund's assets grew significantly, increasing by more than $400 million since December 31, 2000. As of June 30, 2001, the Fund had total assets of more than $6.3 billion.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. To this end, we invest in a variety of instruments in various sectors over the short-term yield curve, while also providing a significant overnight base of liquidity and a steady stream of maturities.

    We are extremely focused on the quality of our investments. The Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, though there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities, including top-rated commercial paper (42%), bank exposure (24%), repurchase agreements (20%), corporate debt (3%), and U.S. government and agency securities (11%). The Fund's weighted average maturity (WAM) was 48 days as of June 30, 2001.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. While we expect that the Fed's aggressive monetary actions over the first half of the year will lead to stronger economic growth, current mixed signals indicate that the Federal Reserve will likely maintain its vigilant posture. One or more additional rate cuts may still be on the horizon. In a changing environment, the BNY Hamilton Money Fund will continue to identify investments that offer significant relative value to maintain a competitive yield and a well-positioned portfolio.

* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
(2)    Yields will fluctuate with changes in market conditions.

BNY HAMILTON TREASURY MONEY FUND*

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED TREASURY SECURITIES IN THE FIRST HALF OF 2001?

A. Downward pressure on short-term Treasury rates came from two sources: the Federal Reserve's cutting the federal funds target rate to 3.75% from 6.50% over the six month period ended June 30, 2001, and the government's reduction of new U.S. Treasury issuance. Indicative of the U.S Treasury's reduced need for funding was its elimination of the one-year Treasury Bill, which in the previous year had already moved from a monthly to a quarterly issuance cycle. In this environment, short-term yields moved sharply lower, with the yield on the six-month Treasury Bill dropping from 5.70% on December 31, 2000 to 3.65% by June 30, 2001.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON TREASURY MONEY FUND PERFORM?

A. For the six-month period ended June 30, 2001, Hamilton Shares of the Fund posted a total return of 2.44%, Premier Shares returned 2.31%, and Classic Shares returned 2.19%. For the 12-month period ended June 30, 2001, Hamilton Shares returned 5.69%%, Premier Shares returned 5.43%, and Classic Shares returned 5.17%(1).

    The seven-day current and the 30-day effective yields for the six-month period ended June 30, 2001 were 3.91% and 4.00%, respectively, for the Hamilton Shares, 3.66% and 3.75% for the Premier Shares, and 3.41% and 3.50% for the Classic Shares(2). During this half-year, the Fund's assets grew significantly, increasing by more than $100 million since December 31, 2000. As of June 30, 2001 the Fund's assets totaled more than $1.5 billion.

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?

A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in Treasurys and securities issued or collateralized by U. S. Treasury obligations.

    Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, though there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained heavily weighted toward liquidity, with overnight Treasury-backed repurchase agreements representing 78% of assets and Treasury Notes and Bills the remaining 22%. The Fund's weighted average maturity (WAM) was 33 days as of June 30, 2001.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. There are strong indications that the Federal Reserve will maintain its vigilant posture in coming months. These signs include the aggressiveness of the Fed's actions in the first half of the year, along with mixed signs of economic recovery. One or more additional rate cuts from the Fed may loom in the future. Against this backdrop, the BNY Hamilton Treasury Money Fund will continue to seek to maintain a competitive yield by identifying investments of significant relative value, and seek to position itself appropriately given changing conditions.

* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
(1) Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
(2)    Yields will fluctuate with changes in market conditions.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS--73.5%
              AGRICULTURE--1.5%
    200,000   Monsanto Co............................................   $  7,400,000
                                                                        ------------
              BANKING AND FINANCE--5.5%
     75,000   J.P. Morgan Chase & Co.................................      3,345,000
    330,000   Mellon Financial Corp..................................     15,180,000
    135,000   Northern Trust Corp....................................      8,437,500
                                                                        ------------
                                                                          26,962,500
                                                                        ------------
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--0.7%
    160,000   Nokia Corp. ADR........................................      3,526,400
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--6.7%
    130,000   AOL Time Warner, Inc.*.................................      6,890,000
    166,300   Clear Channel Communications, Inc.*....................     10,427,010
    200,000   Comcast Corp.*.........................................      8,680,000
    128,280   Viacom, Inc., Class B*.................................      6,638,490
                                                                        ------------
                                                                          32,635,500
                                                                        ------------
              COMPUTERS--MICRO--0.5%
    150,000   Sun Microsystems, Inc.*................................      2,358,000
                                                                        ------------
              CONGLOMERATES--2.2%
    225,000   General Electric Co....................................     10,968,750
                                                                        ------------
              DATA PROCESSING SYSTEMS--1.3%
    100,000   First Data Corp........................................      6,425,000
                                                                        ------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--2.3%
    120,000   Emerson Electric Co....................................      7,260,000
    100,000   Solectron Corp.*.......................................      1,830,000
     75,000   Texas Instruments, Inc.................................      2,362,500
                                                                        ------------
                                                                          11,452,500
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES--3.6%
    135,000   Fannie Mae.............................................   $ 11,495,250
     50,000   Merrill Lynch & Co., Inc...............................      2,962,500
     50,000   Morgan Stanley Dean Witter & Co........................      3,211,500
                                                                        ------------
                                                                          17,669,250
                                                                        ------------
              HEALTH CARE PRODUCTS AND
              SERVICES--3.6%
    260,000   Johnson & Johnson......................................     13,000,000
    100,000   Medtronic, Inc.........................................      4,601,000
                                                                        ------------
                                                                          17,601,000
                                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.7%
    140,000   Colgate-Palmolive Co...................................      8,258,600
                                                                        ------------
              INSURANCE--1.0%
     60,000   American International Group, Inc......................      5,160,000
                                                                        ------------
              MANUFACTURING--1.6%
     70,000   Minnesota Mining and Manufacturing Co. (3M)............      7,987,000
                                                                        ------------
              OIL AND GAS--8.9%
    100,000   BP PLC ADR.............................................      4,985,000
     50,000   El Paso Corp...........................................      2,627,000
    150,000   Enron Corp.............................................      7,350,000
    130,000   Exxon Mobil Corp.......................................     11,355,500
    100,000   Schlumberger Ltd.......................................      5,265,000
    150,000   The Williams Cos., Inc.................................      4,942,500
    100,000   TotalFinaElf SA ADR....................................      7,020,000
                                                                        ------------
                                                                          43,545,000
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--3.0%
    150,000   Bristol-Myers Squibb Co................................   $  7,845,000
    175,000   Pfizer, Inc............................................      7,008,750
                                                                        ------------
                                                                          14,853,750
                                                                        ------------
              PUBLIC FACILITIES--1.9%
    157,675   Vivendi Universal SA ADR...............................      9,145,150
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--14.7%
    100,000   AMB Property Corp......................................      2,576,000
    200,000   Archstone Communities Trust............................      5,156,000
    175,000   Avalonbay Communities, Inc.............................      8,181,250
    150,000   Boston Properties, Inc.................................      6,135,000
    320,000   Duke-Weeks Realty Corp.................................      7,952,000
    300,000   Equity Office Properties Trust.........................      9,489,000
    170,000   Equity Residential Properties Trust....................      9,613,500
    240,000   General Growth Properties, Inc.........................      9,446,400
     74,900   Kimco Realty Corp......................................      3,546,515
    150,000   Plum Creek Timber Co., Inc.............................      4,219,500
    250,000   ProLogis Trust.........................................      5,680,000
                                                                        ------------
                                                                          71,995,165
                                                                        ------------
              RETAIL--DISCOUNT STORES--3.0%
    153,000   Costco Wholesale Corp.*................................      6,285,240
    156,248   Dollar General Corp....................................      3,046,836
    150,000   Target Corp............................................      5,190,000
                                                                        ------------
                                                                          14,522,076
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              RETAIL--SPECIALTY STORES--2.5%
    125,000   CVS Corp...............................................   $  4,825,000
    100,000   Lowe's Cos., Inc.......................................      7,255,000
                                                                        ------------
                                                                          12,080,000
                                                                        ------------
              TELECOMMUNICATIONS--2.9%
    210,000   BellSouth Corp.........................................      8,456,700
    100,000   Corning, Inc...........................................      1,671,000
    100,000   SBC Communications, Inc.*..............................      4,006,000
                                                                        ------------
                                                                          14,133,700
                                                                        ------------
              UTILITIES--GAS AND ELECTRIC--3.1%
    109,375   Exelon Corp............................................      7,013,125
    100,000   FPL Group, Inc.........................................      6,021,000
    200,000   The Montana Power Co.*.................................      2,320,000
                                                                        ------------
                                                                          15,354,125
                                                                        ------------
              UTILITIES--WATER--1.3%
    192,100   American Water Works Co., Inc..........................      6,333,537
                                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $299,138,964)....................................    360,367,003
                                                                        ------------

              CONVERTIBLE PREFERRED STOCKS-- 12.8%
              FINANCIAL SERVICES--1.1%
    100,000   Washington Mutual Capital Trust I......................      5,312,500
                                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.5%
     33,000   Estee Lauder TRACES....................................      2,669,700
                                                                        ------------
              INSURANCE--2.0%
    100,000   MetLife Capital Trust I................................      9,725,000
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              MEDIA--1.7%
     51,000   MediaOne Group PIES(a).................................   $  2,916,690
      4,000   Radio One, Inc.........................................      5,245,000
                                                                        ------------
                                                                           8,161,690
                                                                        ------------
              OIL AND GAS--2.4%
    200,000   Coastal Corp...........................................      7,142,000
    150,000   Enron Corp.............................................      4,806,000
                                                                        ------------
                                                                          11,948,000
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.3%
     50,000   Apartment Investment & Management Co...................      1,440,000
                                                                        ------------
              UTILITIES--GAS AND ELECTRIC--4.8%
    170,000   AES Trust III..........................................     11,730,000
    100,000   Dominion Resources, Inc. PIES..........................      5,780,000
     10,000   Mirant Trust I.........................................        720,000
    100,000   TXU Corp...............................................      5,175,000
                                                                        ------------
                                                                          23,405,000
                                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $50,009,005).....................................     62,661,890
                                                                        ------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE BONDS--10.7%
              BIOSCIENCES--0.9%
$ 2,000,000   Aviron
              5.25%, 2/01/08.........................................   $  2,227,500
  2,600,000   Human Genome Sciences, Inc.
              3.75%, 3/15/07.........................................      2,125,500
                                                                        ------------
                                                                           4,353,000
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--3.2%
  6,000,000   Adelphia Communications Corp.
              6.00%, 2/15/06.........................................      5,842,500
  3,750,000   Clear Channel Communications, Inc.
              2.625%, 4/01/03........................................      4,120,313
  6,000,000   Echostar Communications Corp.**
              5.75%, 5/15/08.........................................      5,617,500
                                                                        ------------
                                                                          15,580,313
                                                                        ------------
              COMPUTERS--SOFTWARE AND PERIPHERALS--1.3%
    900,000   VERITAS Software Corp.**
              5.25%, 11/01/04........................................      6,450,750
                                                                        ------------
              OIL AND GAS--1.2%
  5,000,000   Kerr-McGee Corp.
              5.25%, 2/15/10.........................................      6,100,000
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              PHARMACEUTICALS--0.8%
$ 3,000,000   Alkermes, Inc.**
              3.75%, 2/15/07.........................................   $  2,268,750
  2,000,000   Vertex Pharmaceuticals**
              5.00%, 9/19/07.........................................      1,650,000
                                                                        ------------
                                                                           3,918,750
                                                                        ------------
              TELECOMMUNICATIONS--2.0%
  5,000,000   Ciena Corp.
              3.75%, 2/01/08.........................................      3,793,750
  5,000,000   L-3 Communications Holdings**
              5.25%, 6/01/09.........................................      5,925,000
                                                                        ------------
                                                                           9,718,750
                                                                        ------------
              UTILITIES--GAS AND ELECTRIC--1.3%
  7,000,000   Orion Power Holdings, Inc.
              4.50%, 6/01/08.........................................      6,492,500
                                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $48,595,481).....................................     52,614,063
                                                                        ------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              MONEY MARKET FUND--3.5%
 17,279,556   ACM Institutional Reserves (Prime Portfolio), 3.78%(b)
              (Cost $17,279,556).....................................   $ 17,279,556
                                                                        ------------
              TOTAL INVESTMENTS
              (Cost $415,023,006)(c)--100.5%.........................    492,922,512
              Liabilities in excess of other assets--(0.5%)..........     (2,694,160)
                                                                        ------------
              NET ASSETS--100.0%.....................................   $490,228,352
                                                                        ============

ADR  AMERICAN DEPOSITARY RECEIPT.
PIES PREMIUM INCOME EXCHANGEABLE SECURITIES.
TRACES TRUST AUTOMATIC COMMON EXCHANGE SECURITIES.
*    NON-INCOME PRODUCING SECURITY.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO VODAFONE AIRTOUCH PLC COMMON STOCK.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $77,899,506 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $101,261,780 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $23,362,274.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $415,023,006).........................................................  $  492,922,512
  Receivables:
    Investments sold............................................................       6,134,221
    Interest....................................................................         606,818
    Dividends...................................................................         377,737
    Capital stock sold..........................................................          24,563
  Other assets..................................................................          14,222
                                                                                  --------------
    TOTAL ASSETS................................................................     500,080,073
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       9,336,443
    Services provided by The Bank of New York and Administrator.................         350,444
    Capital stock repurchased...................................................          63,984
  Accrued expenses and other liabilities........................................         100,850
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       9,851,721
                                                                                  --------------
NET ASSETS:.....................................................................  $  490,228,352
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       34,792
  Capital surplus...............................................................     389,588,869
  Undistributed net investment income...........................................         685,633
  Accumulated net realized gain on investments..................................      22,019,552
  Net unrealized appreciation on investments....................................      77,899,506
                                                                                  --------------
NET ASSETS......................................................................  $  490,228,352
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  459,978,329
                                                                                  ==============
  Shares outstanding............................................................      32,639,360
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        14.09
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   30,250,023
                                                                                  ==============
  Shares outstanding............................................................       2,153,025
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        14.05
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $83,154).......................  $    5,886,108
  Interest......................................................................       1,269,893
                                                                                  --------------
    TOTAL INCOME................................................................       7,156,001
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,537,355
  Administration................................................................         512,452
  Transfer agent................................................................          65,279
  12b-1 fee--Investor Shares....................................................          39,899
  Accounting services...........................................................          29,430
  Custodian.....................................................................          22,116
  Audit.........................................................................           8,199
  Reports to shareholders.......................................................           7,781
  Legal.........................................................................           7,461
  Directors.....................................................................           5,920
  Registration and filings......................................................           5,725
  Cash management...............................................................           3,960
  Other.........................................................................           5,036
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,250,613
  Earnings credit adjustment (Note 3)...........................................          (2,087)
                                                                                  --------------
    NET EXPENSES................................................................       2,248,526
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       4,907,475
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      13,951,639
    Written call options........................................................         467,873
                                                                                  --------------
  Net realized gain on investments and written call options.....................      14,419,512
                                                                                  --------------
  Decrease in unrealized appreciation on investments during the period..........     (74,824,978)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................     (60,405,466)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (55,497,991)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $   4,907,475     $  10,545,890
  Net realized gain on investments..............................................       14,419,512        40,469,710
  Decrease in unrealized appreciation on investments during the period..........      (74,824,978)      (13,348,937)
                                                                                    -------------     -------------
    Net increase (decrease) in net assets resulting from operations.............      (55,497,991)       37,666,663
                                                                                    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................       (4,530,510)       (9,415,364)
                                      Investor Shares...........................         (265,149)         (542,577)
  Distributions from capital gains:
                               Institutional Shares.............................               --       (47,293,535)
                               Investor Shares..................................               --        (3,160,475)
                                                                                    -------------     -------------
                                                                                       (4,795,659)      (60,411,951)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       20,491,000        74,871,564
                               Investor Shares..................................        1,064,188        10,883,318
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................        1,538,366        49,842,263
                    Investor Shares.............................................          251,911         3,597,299
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (35,028,472)     (121,082,663)
                                 Investor Shares................................       (2,409,947)      (15,996,014)
                                                                                    -------------     -------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions..............................................................      (14,092,954)        2,115,767
                                                                                    -------------     -------------
      DECREASE IN NET ASSETS....................................................      (74,386,604)      (20,629,521)
NET ASSETS:
  Beginning of year.............................................................      564,614,956       585,244,477
                                                                                    -------------     -------------
  End of period (includes undistributed net investment income of $685,633 at
    June 30, 2001 and $573,817 at December 31, 2000)............................    $ 490,228,352     $ 564,614,956
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        1,405,058         4,514,227
             Investor Shares....................................................           72,648           653,061
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................          104,434         3,143,920
                    Investor Shares.............................................           17,111           226,196
  Shares repurchased:
                   Institutional Shares.........................................       (2,428,013)       (7,242,142)
                   Investor Shares..............................................         (169,565)         (953,761)
                                                                                    -------------     -------------
    Net increase (decrease).....................................................         (998,327)          341,501
  Shares outstanding, beginning of year.........................................       35,790,712        35,449,211
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................       34,792,385        35,790,712
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL SHARES
                                          --------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,          APRIL 1, 1997*
                                           JUNE 30, 2001    -------------------------------------       THROUGH
                                            (UNAUDITED)        2000         1999         1998      DECEMBER 31, 1997
                                          ----------------  -----------  -----------  -----------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  15.78       $  16.51     $  16.57     $  15.54        $  14.21
                                              --------       --------     --------     --------        --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................          0.14           0.30         0.28         0.28            0.25
Net realized and unrealized gain (loss)
  on investments........................         (1.69)          0.75         2.02         1.73            3.25
                                              --------       --------     --------     --------        --------
  Total from investment operations......         (1.55)          1.05         2.30         2.01            3.50
                                              --------       --------     --------     --------        --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....         (0.14)         (0.29)       (0.29)       (0.27)          (0.24)
Distributions from capital gains........            --          (1.49)       (2.07)       (0.71)          (1.93)
                                              --------       --------     --------     --------        --------
  Total dividends and distributions.....         (0.14)         (1.78)       (2.36)       (0.98)          (2.17)
                                              --------       --------     --------     --------        --------
Net asset value at end of period........      $  14.09       $  15.78     $  16.51     $  16.57        $  15.54
                                              ========       ========     ========     ========        ========
TOTAL RETURN:...........................         (9.88)%**       6.56%       14.51%       13.18%          24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $459,978       $529,486     $547,250     $528,233        $522,524
Ratio to average net assets of:
  Expenses..............................          0.86%***       0.85%        0.87%        0.89%           0.87%***
  Net investment income.................          1.93%***       1.81%        1.63%        1.77%           2.07%***
Portfolio turnover rate.................            24%            35%          53%          39%             65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                                        INVESTOR SHARES
                                            ------------------------------------------------------------------------
                                            SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2001      ----------------------------------------------------
                                              (UNAUDITED)        2000       1999       1998       1997        1996
                                            ----------------    -------    -------    -------    -------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 15.73         $ 16.47    $ 16.53    $ 15.53    $ 14.12    $  12.99
                                                -------         -------    -------    -------    -------    --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................           0.12            0.26       0.24       0.25       0.35        0.30
Net realized and unrealized gain (loss)
  on investments........................          (1.68)           0.74       2.01       1.71       3.27        2.22
                                                -------         -------    -------    -------    -------    --------
  Total from investment operations......          (1.56)           1.00       2.25       1.96       3.62        2.52
                                                -------         -------    -------    -------    -------    --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....          (0.12)          (0.25)     (0.24)     (0.25)     (0.28)      (0.29)
Distributions from capital gains........             --           (1.49)     (2.07)     (0.71)     (1.93)      (1.10)
                                                -------         -------    -------    -------    -------    --------
  Total dividends and distributions.....          (0.12)          (1.74)     (2.31)     (0.96)     (2.21)      (1.39)
                                                -------         -------    -------    -------    -------    --------
Net asset value at end of period........        $ 14.05         $ 15.73    $ 16.47    $ 16.53    $ 15.53    $  14.12
                                                =======         =======    =======    =======    =======    ========
TOTAL RETURN:+..........................          (9.95)%**        6.26%     14.27%     12.82%     25.85%      19.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................        $30,250         $35,129    $37,994    $37,212    $34,213    $216,363
Ratio to average net assets of:
  Expenses..............................           1.11%***        1.10%      1.12%      1.17%      1.01%       0.97%
  Net investment income.................           1.68%***        1.56%      1.38%      1.50%      1.77%       2.17%
Portfolio turnover rate.................             24%             35%        53%        39%        65%         58%

**   NOT ANNUALIZED.
***  ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             -----------
            COMMON STOCKS--91.7%
            AEROSPACE AND DEFENSE--3.2%
   7,500    United Technologies Corp................  $   549,450
                                                      -----------
            AUTOMOTIVE--5.4%
  17,500    Ford Motor Co...........................      429,625
  12,500    TRW, Inc................................      512,500
                                                      -----------
                                                          942,125
                                                      -----------
            BANKING AND FINANCE--12.3%
  14,000    Banco Latinoamericano de Exportaciones
            SA......................................      514,780
   8,500    Bank of America Corp....................      510,255
  15,000    First Union Corp........................      524,100
  15,000    FleetBoston Financial Corp..............      591,750
                                                      -----------
                                                        2,140,885
                                                      -----------
            BUILDING MATERIALS--1.1%
   4,000    Florida Rock Industries, Inc............      187,600
                                                      -----------
            COMMUNICATIONS EQUIPMENT AND SYSTEMS--2.0%
  15,500    Nokia Corp. ADR.........................      341,620
                                                      -----------
            COMPUTERS--MICRO--2.3%
  14,000    Hewlett-Packard Co......................      400,400
                                                      -----------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--3.1%
   7,500    Microsoft Corp.*........................      544,500
                                                      -----------
            CONSUMER GOODS AND SERVICES--2.3%
   8,500    Eastman Kodak Co........................      396,780
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT AND COMPONENTS--7.0%
  17,500    Agilent Technologies, Inc.*.............  $   568,750
  12,500    Intel Corp..............................      365,625
   9,000    Texas Instruments, Inc..................      283,500
                                                      -----------
                                                        1,217,875
                                                      -----------
            FINANCIAL SERVICES--5.5%
  12,000    Citigroup, Inc..........................      634,080
   5,000    PNC Financial Services Group............      328,950
                                                      -----------
                                                          963,030
                                                      -----------
            HEALTH CARE PRODUCTS AND
            SERVICES--6.9%
  11,000    American Home Products Corp.............      642,840
  11,000    Johnson & Johnson.......................      550,000
                                                      -----------
                                                        1,192,840
                                                      -----------
            MACHINERY AND EQUIPMENT--2.8%
  27,500    Grant Prideco, Inc.*....................      480,975
                                                      -----------
            MANUFACTURING--6.1%
  13,500    Dover Corp..............................      508,275
   7,000    Honeywell International, Inc............      244,930
   2,600    Minnesota Mining and Manufacturing Co.
            (3M)....................................      296,660
                                                      -----------
                                                        1,049,865
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            OIL AND GAS--11.7%
  15,000    Conoco, Inc.............................  $   423,000
  10,000    Nabors Industries, Inc.*................      372,000
   4,000    Phillips Petroleum Co...................      228,000
   6,500    Royal Dutch Petroleum Co................      378,755
   5,000    Tosco Corp..............................      220,250
   8,500    Weatherford International, Inc.*........      408,000
                                                      -----------
                                                        2,030,005
                                                      -----------
            PHARMACEUTICALS--6.0%
  10,000    Bristol-Myers Squibb Co.................      523,000
   8,000    Merck & Co., Inc........................      511,280
                                                      -----------
                                                        1,034,280
                                                      -----------
            RETAIL--DISCOUNT STORES--5.2%
  15,000    Costco Wholesale Corp.*.................      616,200
   8,500    Target Corp.............................      294,100
                                                      -----------
                                                          910,300
                                                      -----------
            TELECOMMUNICATIONS--1.1%
   1,646    AT&T Wireless Group*....................       26,912
   7,000    Lucent Technologies, Inc................       43,400
   7,000    Motorola, Inc...........................      115,920
                                                      -----------
                                                          186,232
                                                      -----------
            TRANSPORTATION--7.7%
  16,000    Burlington Northern
            Santa Fe Corp...........................      482,720
  11,000    GulfMark Offshore, Inc.*................      339,350
   9,500    Union Pacific Corp......................      521,645
                                                      -----------
                                                        1,343,715
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $16,611,291)......................   15,912,477
                                                      -----------

NUMBER OF
 SHARES                                                          VALUE
---------                                                     -----------
           MONEY MARKET FUND--7.9%
 525,490   ACM Institutional Reserves (Government
           Portfolio), 3.74%(a).............................  $   525,490
 847,994   ACM Institutional Reserves (Prime Portfolio),
           3.78%(a).........................................      847,994
                                                              -----------
           TOTAL MONEY MARKET FUND
           (Cost $1,373,484)................................    1,373,484
                                                              -----------
           TOTAL INVESTMENTS
           (Cost $17,984,775)(b)--99.6%.....................   17,285,961
           Other assets less
           liabilities--0.4%................................       65,940
                                                              -----------
           NET ASSETS--100.0%...............................  $17,351,901
                                                              ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $698,814 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $519,905 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $1,218,719.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $17,984,775)..........................................................  $   17,285,961
  Receivables:
    Due from Advisor............................................................          48,389
    Capital stock sold..........................................................          25,250
    Dividends...................................................................          14,449
    Interest....................................................................           4,184
  Other assets..................................................................          16,986
                                                                                  --------------
    TOTAL ASSETS................................................................      17,395,219
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................          25,250
    Services provided by The Bank of New York and Administrator.................           7,734
  Accrued expenses and other liabilities........................................          10,334
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          43,318
                                                                                  --------------
NET ASSETS:.....................................................................  $   17,351,901
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        1,838
  Capital surplus...............................................................      18,083,346
  Overdistribution of net investment income.....................................          (1,957)
  Net realized loss on investments..............................................         (32,512)
  Net unrealized depreciation on investments....................................        (698,814)
                                                                                  --------------
NET ASSETS......................................................................  $   17,351,901
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   17,351,901
                                                                                  ==============
  Shares outstanding............................................................       1,837,593
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.44
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $1,042)........................  $       70,953
  Interest......................................................................          33,093
                                                                                  --------------
    TOTAL INCOME................................................................         104,046
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          29,702
  Advisory......................................................................          28,360
  Audit.........................................................................          12,888
  Registration and filings......................................................          11,927
  Transfer agent................................................................          10,658
  Administration................................................................           9,453
  Directors.....................................................................           5,807
  Custodian.....................................................................           5,518
  Reports to shareholders.......................................................              96
  Legal.........................................................................              43
  Cash management...............................................................              22
  Other.........................................................................             753
                                                                                  --------------
    TOTAL EXPENSES..............................................................         115,227
  Fees waived by The Bank of New York (Note 3)..................................         (76,749)
  Earnings credit adjustment (Note 3)...........................................            (663)
                                                                                  --------------
    NET EXPENSES................................................................          37,815
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................          66,231
                                                                                  --------------
UNREALIZED LOSS ON INVESTMENTS:
  Increase in unrealized depreciation on investments during the period..........        (774,234)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (708,003)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     FOR THE PERIOD
                                                                                  SIX MONTHS ENDED   APRIL 28, 2000*
                                                                                   JUNE 30, 2001         THROUGH
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $      66,231     $      21,159
  Net realized loss on investments..............................................               --           (32,512)
  Increase in unrealized appreciation (depreciation) on investments during the
    period......................................................................         (774,234)           75,420
                                                                                    -------------     -------------
    Net increase (decrease) in net assets resulting from operations.............         (708,003)           64,067
                                                                                    -------------     -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares....................          (68,188)          (21,768)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares........................       14,151,372         4,190,366
  Proceeds from shares issued on reinvestment of dividends:
    Institutional Shares........................................................           39,930            21,453
  Value of capital stock repurchased: Institutional Shares......................         (157,864)         (159,464)
                                                                                    -------------     -------------
    Net increase in net assets resulting from capital stock transactions........       14,033,438         4,052,355
                                                                                    -------------     -------------
      INCREASE IN NET ASSETS....................................................       13,257,247         4,094,654
NET ASSETS:
  Beginning of period...........................................................        4,094,654                --
                                                                                    -------------     -------------
  End of period (includes overdistributed net investment income of $1,957 at
    June 30, 2001)..............................................................    $  17,351,901     $   4,094,654
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................        1,428,447           436,611
  Shares issued on reinvestment of dividends: Institutional Shares..............            4,281             2,238
  Shares repurchased: Institutional Shares......................................          (16,623)          (17,361)
                                                                                    -------------     -------------
    Net increase................................................................        1,416,105           421,488
  Shares outstanding, beginning of period.......................................          421,488                --
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................        1,837,593           421,488
                                                                                    =============     =============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                                             FOR THE PERIOD
                                          SIX MONTHS ENDED   APRIL 28, 2000*
                                           JUNE 30, 2001         THROUGH
                                            (UNAUDITED)     DECEMBER 31, 2000
                                          ----------------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  9.71            $10.00
                                              -------            ------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.07              0.12
Net unrealized loss on investments......        (0.29)            (0.30)
                                              -------            ------
  Total from investment operations......        (0.22)            (0.18)
                                              -------            ------
DIVIDENDS
Dividends from net investment income....        (0.05)            (0.11)
                                              -------            ------
Net asset value at end of period........      $  9.44            $ 9.71
                                              =======            ======
TOTAL RETURN:...........................        (2.21)%**         (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $17,352            $4,095
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.80%***          0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................         2.42%***          7.75%***
  Net investment income, net of waiver
    from The Bank of
    New York............................         1.40%***          1.86%***
Portfolio turnover rate.................            0%                2%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS--90.9%
             BANKING AND FINANCE--1.3%
    128,932  Wells Fargo & Co.................................  $  5,986,313
                                                                ------------
             BEVERAGES, FOOD AND TOBACCO--1.1%
    114,467  The Coca-Cola Co.................................     5,151,015
                                                                ------------
             BIOSCIENCES--1.6%
    126,504  Amgen, Inc.*.....................................     7,676,263
                                                                ------------
             BUILDING AND BUILDING PRODUCTS--1.6%
    167,000  The Home Depot, Inc..............................     7,773,850
                                                                ------------
             CHEMICALS--1.6%
    160,146  duPont (E.I.) de Nemours & Co....................     7,725,443
                                                                ------------
             COMMUNICATIONS EQUIPMENT AND SYSTEMS--1.8%
    380,000  Nokia Corp. ADR..................................     8,375,200
                                                                ------------
             COMMUNICATIONS, MEDIA AND ENTERTAINMENT--4.0%
    360,337  AOL Time Warner, Inc.*...........................    19,097,861
                                                                ------------
             COMPUTERS--MICRO--2.4%
    183,320  Hewlett-Packard Co...............................     5,242,952
    380,000  Sun Microsystems, Inc.*..........................     5,973,600
                                                                ------------
                                                                  11,216,552
                                                                ------------
             COMPUTERS--SOFTWARE AND PERIPHERALS--6.6%
    454,120  Cisco Systems, Inc.*.............................     8,264,984
    270,000  EMC Corp.*.......................................     7,843,500
    350,000  Metromedia Fiber Network, Inc.*..................       714,000
    197,296  Microsoft Corp.*.................................    14,323,690
                                                                ------------
                                                                  31,146,174
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             CONGLOMERATES--3.5%
    339,438  General Electric Co..............................  $ 16,547,602
                                                                ------------
             CONTAINERS AND PACKAGING--2.0%
    250,000  Sealed Air Corp.*................................     9,312,500
                                                                ------------
             ELECTRONIC EQUIPMENT AND COMPONENTS--6.0%
    123,959  Agilent Technologies, Inc.*......................     4,028,667
    182,000  Applied Materials, Inc.*.........................     8,936,200
    421,104  Intel Corp.......................................    12,317,292
    170,000  Solectron Corp.*.................................     3,111,000
                                                                ------------
                                                                  28,393,159
                                                                ------------
             FINANCIAL SERVICES--11.1%
    396,941  Citigroup, Inc...................................    20,974,362
    171,725  Fannie Mae.......................................    14,622,384
    194,200  Morgan Stanley Dean Witter & Co..................    12,473,466
    300,000  The Charles Schwab Corp..........................     4,590,000
                                                                ------------
                                                                  52,660,212
                                                                ------------
             HEALTH CARE PRODUCTS AND
             SERVICES--6.3%
    321,590  Johnson & Johnson................................    16,079,500
    302,000  Medtronic, Inc...................................    13,895,020
                                                                ------------
                                                                  29,974,520
                                                                ------------
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--6.5%
    190,000  Colgate-Palmolive Co.............................    11,208,100
    130,016  The Gillette Co..................................     3,769,164
    251,938  The Procter & Gamble Co..........................    16,073,644
                                                                ------------
                                                                  31,050,908
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             INSURANCE--4.6%
    255,969  American International Group, Inc................  $ 22,013,334
                                                                ------------
             OIL AND GAS--11.7%
    220,000  BP PLC ADR.......................................    10,967,000
    281,952  Enron Corp.......................................    13,815,648
    242,725  Exxon Mobil Corp.................................    21,202,029
    182,390  Schlumberger Ltd.................................     9,602,834
                                                                ------------
                                                                  55,587,511
                                                                ------------
             PHARMACEUTICALS--7.9%
    122,000  Bristol-Myers Squibb Co..........................     6,380,600
    120,000  Genentech, Inc.*.................................     6,612,000
    146,538  Merck & Co., Inc.................................     9,365,244
    372,348  Pfizer, Inc......................................    14,912,537
                                                                ------------
                                                                  37,270,381
                                                                ------------
             REAL ESTATE INVESTMENT TRUSTS--1.8%
    174,000  Duke-Weeks Realty Corp...........................     4,323,900
    140,000  Liberty Property Trust...........................     4,144,000
                                                                ------------
                                                                   8,467,900
                                                                ------------
             RESORTS AND ENTERTAINMENT--2.2%
    360,000  The Walt Disney Co...............................    10,400,400
                                                                ------------
             TELECOMMUNICATIONS--3.3%
    294,000  Corning, Inc.....................................     4,912,740
    245,497  Global Crossing Ltd.*............................     2,121,094
    125,000  Qwest Communications International, Inc.*........     3,983,750
     11,360  WorldCom, Inc. - MCI Group*......................       182,896
    284,000  WorldCom, Inc. - WorldCom Group*.................     4,248,640
                                                                ------------
                                                                  15,449,120
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             UTILITIES--GAS AND ELECTRIC--2.0%
    246,800  Duke Energy Corp.................................  $  9,627,668
                                                                ------------
             TOTAL COMMON STOCKS
             (Cost $262,107,069)..............................   430,903,886
                                                                ------------

             MONEY MARKET FUND--9.0%
 19,276,519  ACM Institutional Reserves (Government
             Portfolio), 3.74%(a).............................    19,276,519
 23,269,627  ACM Institutional Reserves (Prime Portfolio),
             3.78%(a).........................................    23,269,627
                                                                ------------
             TOTAL MONEY MARKET FUND
             (Cost $42,546,146)...............................    42,546,146
                                                                ------------
             TOTAL INVESTMENTS
             (Cost $304,653,215)(b)--99.9%....................   473,450,032
             Other assets less
             liabilities--0.1%................................       585,422
                                                                ------------
             NET ASSETS--100.0%...............................  $474,035,454
                                                                ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $168,796,817 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $194,957,803 AND AGGREGATE GROSS UNREAL-IZED DEPRECIATION OF $26,160,986.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $304,653,215).........................................................  $  473,450,032
  Receivables:
    Investments sold............................................................       4,327,618
    Dividends...................................................................         234,131
    Interest....................................................................         121,864
    Capital stock sold..........................................................          86,231
  Deferred organization costs and other assets..................................          34,665
                                                                                  --------------
    TOTAL ASSETS................................................................     478,254,541
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       3,772,525
    Services provided by The Bank of New York and Administrator.................         340,655
    Capital stock repurchased...................................................          40,697
  Accrued expenses and other liabilities........................................          65,210
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       4,219,087
                                                                                  --------------
NET ASSETS:.....................................................................  $  474,035,454
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       41,403
  Capital surplus...............................................................     310,371,316
  Undistributed net investment income...........................................          45,333
  Accumulated net realized loss on investments..................................      (5,219,415)
  Net unrealized appreciation on investments....................................     168,796,817
                                                                                  --------------
NET ASSETS......................................................................  $  474,035,454
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  455,923,649
                                                                                  ==============
  Shares outstanding............................................................      39,808,990
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        11.45
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   18,111,805
                                                                                  ==============
  Shares outstanding............................................................       1,593,771
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        11.36
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $35,860).......................  $    2,446,947
  Interest......................................................................         988,550
                                                                                  --------------
    TOTAL INCOME................................................................       3,435,497
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,521,166
  Administration................................................................         504,055
  Transfer agent................................................................          64,733
  Custodian.....................................................................          30,511
  Accounting services...........................................................          29,720
  12b-1 fee--Investor Shares....................................................          25,806
  Registration and filings......................................................          18,748
  Reports to shareholders.......................................................           9,318
  Amortization of organization cost.............................................           8,856
  Legal.........................................................................           8,409
  Audit.........................................................................           7,706
  Directors.....................................................................           5,924
  Cash management...............................................................           4,229
  Other.........................................................................           5,206
                                                                                  --------------
    NET EXPENSES................................................................       2,244,387
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       1,191,110
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.................................................................     (15,439,406)
    Written call options........................................................         185,394
                                                                                  --------------
  Net realized loss on investments and written call options.....................     (15,254,012)
                                                                                  --------------
  Decrease in unrealized appreciation on investments during the period..........     (86,443,529)
                                                                                  --------------
  Net realized and unrealized loss on investments and written call options......    (101,697,541)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $ (100,506,431)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $   1,191,110     $   1,097,462
  Net realized gain (loss) on investments.......................................      (15,254,012)       70,594,569
  Decrease in unrealized appreciation on investments during the period..........      (86,443,529)      (82,295,219)
                                                                                    -------------     -------------
    Net decrease in net assets resulting from operations........................     (100,506,431)      (10,603,188)
                                                                                    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................       (1,241,541)       (1,022,335)
                                      Investor Shares...........................          (33,431)          (21,763)
  Distributions from capital gains:
                               Institutional Shares.............................               --       (66,445,349)
                               Investor Shares..................................               --        (2,943,341)
                                                                                    -------------     -------------
                                                                                       (1,274,972)      (70,432,788)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       37,436,802        81,135,560
                               Investor Shares..................................        2,698,088        19,959,440
  Proceeds from shares issued on reinvestment of
    dividends and distributions: Institutional Shares...........................          284,891        65,607,435
                             Investor Shares....................................           31,013         2,631,200
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (34,503,657)     (108,586,799)
                                 Investor Shares................................       (4,855,818)      (12,911,458)
                                                                                    -------------     -------------
  Net increase in net assets resulting from capital stock transactions..........        1,091,319        47,835,378
                                                                                    -------------     -------------
    DECREASE IN NET ASSETS......................................................     (100,690,084)      (33,200,598)
NET ASSETS:
  Beginning of year.............................................................      574,725,538       607,926,136
                                                                                    -------------     -------------
  End of period (includes undistributed net investment income of $45,334 at
    June 30, 2001 and $129,195 at December 31, 2000)............................    $ 474,035,454     $ 574,725,538
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        3,024,879         4,781,260
             Investor Shares....................................................          219,856         1,211,510
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................           22,820         4,717,642
                    Investor Shares.............................................            2,484           190,919
  Shares repurchased:
                   Institutional Shares.........................................       (2,844,618)       (6,373,861)
                   Investor Shares..............................................         (423,744)         (768,732)
                                                                                    -------------     -------------
    Net increase................................................................            1,677         3,758,738
  Shares outstanding, beginning of year.........................................       41,401,084        37,642,346
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................       41,402,761        41,401,084
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   INSTITUTIONAL SHARES
                                          ----------------------------------------------------------------------
                                                                                                     FOR THE
                                                                                                     PERIOD
                                            SIX MONTHS                                           APRIL 1, 1997*
                                              ENDED               YEAR ENDED DECEMBER 31,            THROUGH
                                          JUNE 30, 2001      ----------------------------------   DECEMBER 31,
                                           (UNAUDITED)          2000        1999        1998          1997
                                          --------------     ----------  ----------  ----------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  13.89         $  16.15    $  12.71    $  10.94      $  10.00
                                             --------         --------    --------    --------      --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.03             0.03        0.05        0.11          0.08
Net realized and unrealized gain (loss)
  on investments........................        (2.44)           (0.37)       4.59        2.46          2.83
                                             --------         --------    --------    --------      --------
  Total from investment operations......        (2.41)           (0.34)       4.64        2.57          2.91
                                             --------         --------    --------    --------      --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.03)           (0.03)      (0.05)      (0.11)        (0.08)
Distributions from capital gains........           --            (1.89)      (1.15)      (0.69)        (1.89)
                                             --------         --------    --------    --------      --------
  Total dividends and distributions.....        (0.03)           (1.92)      (1.20)      (0.80)        (1.97)
                                             --------         --------    --------    --------      --------
Net asset value at end of period........     $  11.45         $  13.89    $  16.15    $  12.71      $  10.94
                                             ========         ========    ========    ========      ========
TOTAL RETURN:...........................       (17.36)%**        (1.99)%     37.13%      23.49%        29.11%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $455,924         $549,982    $589,285    $443,997      $373,326
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................         0.88%***         0.86%       0.85%       0.82%         0.82%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.88%***         0.86%       0.86%       0.91%         0.88%***
  Net investment income, net of waiver
    from The Bank of
    New York............................         0.48%***         0.18%       0.36%       0.73%         0.89%***
Portfolio turnover rate.................            4%              16%         18%         26%           37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                                   INVESTOR SHARES
                                          -----------------------------------------------------------------
                                                                                                 FOR THE
                                                                                                 PERIOD
                                            SIX MONTHS                                        MAY 1, 1997*
                                              ENDED              YEAR ENDED DECEMBER 31,         THROUGH
                                          JUNE 30, 2001      -------------------------------  DECEMBER 31,
                                           (UNAUDITED)         2000       1999       1998         1997
                                          --------------     ---------  ---------  ---------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $ 13.78          $ 16.05    $ 12.65    $ 10.92      $10.70
                                             -------          -------    -------    -------      ------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................        0.01            (0.01)      0.01       0.11        0.06
Net realized and unrealized gain (loss)
  on investments........................       (2.41)           (0.35)      4.57       2.42        2.12
                                             -------          -------    -------    -------      ------
  Total from investment operations......       (2.40)           (0.36)      4.58       2.53        2.18
                                             -------          -------    -------    -------      ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....       (0.02)           (0.02)     (0.03)     (0.11)      (0.07)
Distributions from capital gains........          --            (1.89)     (1.15)     (0.69)      (1.89)
                                             -------          -------    -------    -------      ------
  Total dividends and distributions.....       (0.02)           (1.91)     (1.18)     (0.80)      (1.96)
                                             -------          -------    -------    -------      ------
Net asset value at end of period........     $ 11.36          $ 13.78    $ 16.05    $ 12.65      $10.92
                                             =======          =======    =======    =======      ======
TOTAL RETURN:...........................      (17.43)%**        (2.14)%    36.83%     23.26%      20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $18,112          $24,744    $18,642    $11,047      $6,464
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................        1.12%***         1.11%      1.11%      1.07%       1.07%***
  Expenses, prior to waiver from
    The Bank of New York................        1.12%***         1.11%      1.14%      1.21%       1.16%***
  Net investment income (loss), net of
    waiver from The Bank of New York....        0.24%***        (0.07)%     0.10%      0.50%       0.54%***
Portfolio turnover rate.................           4%              16%        18%        26%         37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                US$ VALUE
----------                                             ------------
             COMMON STOCKS--97.4%
             AUSTRALIA--3.0%
   58,328    Amcor Ltd...............................  $    196,195
  114,050    Aristocrat Leisure Ltd..................       408,542
   38,700    Australia and New Zealand Banking Group
             Ltd.....................................       332,394
  168,878    BHP Billiton Ltd........................       891,540
  180,000    Boral Ltd...............................       263,127
  282,080    Cable & Wireless Optus Ltd.*............       531,740
    9,750    Commonwealth Bank of Australia..........       169,180
   41,130    Foster's Brewing Group Ltd..............       114,523
  139,399    Futuris Corp. Ltd.......................       189,822
   45,000    John Fairfax Holdings Ltd...............        92,602
  852,280    Lihir Gold Ltd.*........................       394,073
   11,240    Macquarie Bank Ltd......................       210,162
  107,100    Mayne Nickless Ltd......................       350,996
   41,867    National Australia Bank Ltd.............       745,654
  666,160    Normandy Mining Ltd.....................       419,714
  196,113    Oil Search Ltd.*........................       119,575
  174,570    Qantas Airways Ltd......................       310,449
   38,203    ResMed, Inc.*...........................       201,448
    4,986    Suncorp-Metway Ltd......................        38,011
   88,120    The News Corp. Ltd......................       806,785
   30,980    Woolworths Ltd..........................       173,152
                                                       ------------
                                                          6,959,684
                                                       ------------
             BELGIUM--0.4%
   25,470    UCB SA..................................       885,154
                                                       ------------
             DENMARK--0.4%
   17,215    Vestas Wind Systems A/S.................       802,610
                                                       ------------
NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             FINLAND--1.2%
  122,970    Nokia Corp..............................  $  2,786,917
                                                       ------------
             FRANCE--14.3%
   31,820    Alstom..................................       885,206
   38,400    Aventis SA..............................     3,065,628
   14,040    Cap Gemini SA...........................     1,022,215
   17,200    Carrefour SA............................       910,091
   10,460    Castorama Dubois Investissement SA......     2,248,386
    8,000    Compagnie de Saint-Gobain...............     1,087,030
    4,260    Essilor International SA CIE Generale
             D'Optique...............................     1,218,998
   15,950    Establissements Economiques du Casino
             Guichard-Perrachon SA...................     1,345,596
    7,320    Groupe Danone...........................     1,004,548
   17,700    Lafarge SA..............................     1,513,461
  138,930    Orange SA*..............................     1,129,130
   22,520    Pinault-Printemps-Redoute SA............     3,260,176
    4,280    PSA Peugeot Citroen.....................     1,162,035
   43,460    STMicroelectronics NV...................     1,508,517
   52,350    Suez SA.................................     1,684,135
   32,970    Thomson Multimedia*.....................     1,060,667
   31,040    TotalFinaElf SA.........................     4,346,441
   21,000    Vivendi Environnement...................       883,771
   56,900    Vivendi Universal SA....................     3,316,598
                                                       ------------
                                                         32,652,629
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             GERMANY--11.0%
   16,650    Allianz AG..............................  $  4,887,026
   32,960    BASF AG.................................     1,291,947
   33,930    Deutsche Bank AG........................     2,424,392
  143,050    Deutsche Telekom AG.....................     3,228,677
   55,700    E.On AG.................................     2,895,344
    7,830    Fresenius AG............................       739,117
   26,210    Henkel KGaA.............................     1,519,967
    8,300    Muenchener Rueckversicherungs -
             Gesellschaft AG.........................     2,329,368
   60,475    Preussag AG.............................     1,832,886
   13,645    SAP AG..................................     1,881,790
   10,940    Siemens AG..............................       662,216
   33,250    Volkswagen AG...........................     1,553,844
                                                       ------------
                                                         25,246,574
                                                       ------------
             HONG KONG--1.6%
   80,000    Cathay Pacific Airways Ltd..............       108,206
   29,000    Cheung Kong (Holdings) Ltd..............       316,030
   17,500    China Mobile (Hong Kong) Ltd.*..........        92,437
   25,800    CLP Holdings Ltd........................       108,163
   45,400    Hang Seng Bank Ltd......................       465,647
   71,000    Henderson Land Development Co. Ltd......       314,953
  108,000    Hong Kong Electric Holdings Ltd.........       415,390
    6,400    HSBC Holdings PLC.......................        75,693
   76,200    Hutchison Whampoa Ltd...................       769,337
  132,000    Johnson Electric Holdings Ltd...........       181,079
   54,000    Li & Fung Ltd...........................        88,616
NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
  195,000    MTR Corp. Ltd...........................  $    333,754
  177,195    Pacific Century CyberWorks Ltd.*........        50,547
   88,000    Roadshow Holdings Ltd.*.................        28,770
   32,000    Sun Hung Kai Properties Ltd.............       288,209
   19,500    Swire Pacific Ltd.......................       101,001
                                                       ------------
                                                          3,737,832
                                                       ------------
             IRELAND--0.2%
   31,400    CRH PLC.................................       533,337
                                                       ------------
             ITALY--6.2%
   50,825    Assicurazioni Generali SpA..............     1,527,504
  368,300    Banca Nazionale del Lavoro (BNL)*.......     1,153,666
  197,230    Bulgari SpA.............................     2,065,472
  106,950    Eni SpA.................................     1,303,827
  165,295    Riunione Adriatica di Sicurta SpA
             (RAS)...................................     2,031,903
  100,800    San Paolo - IMI SpA.....................     1,292,001
  465,590    Telecom Italia Mobile SpA...............     2,372,885
  105,915    Telecom Italia SpA......................       950,473
  342,670    UniCredito Italiano SpA.................     1,470,824
                                                       ------------
                                                         14,168,555
                                                       ------------
             JAPAN--26.6%
   44,000    Aichi Steel Corp........................       246,600
   62,000    Ajinomoto Co., Inc......................       665,138
  134,000    Asahi Glass Co. Ltd.....................     1,113,085
    5,500    Bandai Co. Ltd..........................       160,079
   42,000    Canon, Inc..............................     1,697,242
   25,000    Daiichi Pharmaceutical Co. Ltd..........       578,295
   42,000    Daiwa Securities Group, Inc.............       439,464

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
   31,000    Denso Corp..............................  $    591,565
      267    East Japan Railway Co...................     1,541,373
   30,000    Fuji Photo Film Co. Ltd.................     1,294,099
       25    Fuji Television Network, Inc............       143,722
   62,000    Fujitsu Ltd.............................       651,219
  104,000    Hitachi Ltd.............................     1,021,488
   34,000    Honda Motor Co. Ltd.....................     1,493,906
    4,200    Hoya Corp...............................       266,036
   59,000    Isetan Co. Ltd..........................       624,439
   14,000    Ito-Yokado Co. Ltd......................       645,446
   39,000    Jusco Co. Ltd...........................       859,926
   57,600    Kansai Electric Power Co., Inc..........       976,780
   71,000    Kao Corp................................     1,764,753
  307,000    Kawasaki Steel Corp.*...................       364,304
    3,900    Konami Corp.............................       177,927
    9,000    Kose Corp...............................       308,852
    9,400    Kyocera Corp............................       829,057
   32,000    Marui Co. Ltd...........................       461,834
   78,000    Matsushita Electric Industrial Co.
             Ltd.....................................     1,220,783
  129,000    Mitsubishi Corp.........................     1,039,488
   61,000    Mitsubishi Estate Co. Ltd...............       560,993
  225,000    Mitsubishi Heavy Industries Ltd.........     1,026,499
      183    Mitsubishi Tokyo Financial Group,
             Inc.....................................     1,525,978
  138,000    Mitsui & Co. Ltd........................       928,335
   53,000    Mitsui Fudosan Co. Ltd..................       571,135
      310    Mizuho Holdings, Inc....................     1,441,629
   59,000    NEC Corp................................       797,105
    6,700    Nintendo Co. Ltd........................     1,219,452
      389    Nippon Telegraph & Telephone Corp.
             (NTT)...................................     2,027,341
NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
  226,000    Nissan Motor Co. Ltd....................  $  1,560,183
       50    NTT Data Corp...........................       272,611
       16    NTT DoCoMo, Inc.........................       278,384
       40    Orix Corp...............................         3,890
   28,000    Pioneer Corp............................       850,866
    8,000    Promise Co. Ltd.........................       659,397
   35,000    Ricoh Co. Ltd...........................       754,891
    3,600    Rohm Co. Ltd............................       559,397
  159,000    Sanyo Electric Co. Ltd..................     1,004,586
    7,000    Secom Co. Ltd...........................       390,635
   37,000    Sharp Corp..............................       504,330
   28,000    Shin-Etsu Chemical Co. Ltd..............     1,028,223
    7,700    SMC Corp................................       824,206
   10,000    Softbank Corp...........................       327,935
   38,300    Sony Corp...............................     2,518,121
  162,000    Sumitomo Chemical Co. Ltd...............       731,286
   55,000    Sumitomo Electric Industries Ltd........       623,557
  256,800    Sumitomo Mitsui Banking Corp............     2,120,783
   51,000    Sumitomo Trust & Banking Co. Ltd........       320,999
   55,000    Takeda Chemical Industries Ltd..........     2,557,729
   28,000    The Furukawa Electric Co................       223,380
   40,000    The Nikko Securities Co. Ltd............       320,398
  120,000    The Nomura Securities Co. Ltd...........     2,299,551
   49,000    The Tokio Marine & Fire Insurance Co.
             Ltd.....................................       457,705
   56,200    The Tokyo Electric Power Co., Inc.......     1,455,468

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
   93,000    Tokyo Gas Co. Ltd.......................  $    282,609
   97,000    Toshiba Corp............................       512,532
   61,000    Toyo Suisan Kaisha Ltd..................       632,401
  120,500    Toyota Motor Corp.......................     4,241,461
       49    UFJ Holdings, Inc.......................       263,622
      115    West Japan Railway Co...................       623,316
   15,000    Yamanouchi Pharmaceutical Co. Ltd.......       420,943
                                                       ------------
                                                         60,900,762
                                                       ------------
             NETHERLANDS--7.9%
   92,000    ABN AMRO Holding NV.....................     1,728,310
   62,185    Ahold NV................................     1,947,888
   46,500    ING Groep NV............................     3,039,113
   19,935    Koninklijke Numico NV...................       765,030
   21,366    Philips Electronics NV..................       566,347
   85,550    Royal Dutch Petroleum Co................     4,923,543
  101,920    TNT Post Group NV.......................     2,126,929
   49,090    Unilever NV.............................     2,942,408
                                                       ------------
                                                         18,039,568
                                                       ------------
             NEW ZEALAND--0.1%
   50,138    Auckland International Airport Ltd......        76,562
   15,500    Baycorp Holdings Ltd....................        78,481
   12,139    Fisher & Paykel Industries Ltd..........        57,561
   14,070    Telecom Corp. of New Zealand Ltd........        31,832
   14,400    The Warehouse Group Ltd.................        31,537
                                                       ------------
                                                            275,973
                                                       ------------
             NORWAY--0.5%
   70,900    Tomra Systems ASA.......................     1,116,368
                                                       ------------
             PHILIPPINES--0.0%
1,750,000    Pryce Corp.*............................         8,345
                                                       ------------
NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             SINGAPORE--0.6%
   68,000    Capitaland Ltd.*........................  $     93,304
   28,000    City Developments Ltd...................       108,342
   25,000    DBS Group Holdings Ltd..................       183,864
  176,000    Keppel Land Ltd.........................       221,207
   31,800    Oversea-Chinese Banking Corp. Ltd.......       207,695
   17,173    Overseas Union Bank Ltd.................        89,070
   92,000    Singapore Technologies Engineering
             Ltd.....................................       130,274
  192,000    Singapore Telecommunications Ltd........       200,220
  207,000    SMRT Corp. Ltd..........................        95,434
                                                       ------------
                                                          1,329,410
                                                       ------------
             SPAIN--2.5%
  147,900    Banco Bilbao Vizcaya Argentaria SA......     1,913,234
   24,650    Banco Popular Espanol SA................       861,665
   83,435    Repsol YPF SA...........................     1,377,398
  132,300    Telefonica SA...........................     1,630,789
                                                       ------------
                                                          5,783,086
                                                       ------------
             SWEDEN--0.4%
  163,455    Ericsson AB, Class B....................       893,451
                                                       ------------
             SWITZERLAND--3.9%
    5,650    Nestle SA...............................     1,200,723
  112,800    Novartis AG.............................     4,082,136
    9,900    Roche Holding AG-Genusshein.............       713,241
    1,235    Serono SA, Class B......................     1,225,038
   10,975    UBS AG..................................     1,572,218
                                                       ------------
                                                          8,793,356
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             UNITED KINGDOM--16.6%
   71,875    Barclays PLC............................  $  2,203,452
  554,100    BP PLC..................................     4,554,513
  581,300    Centrica PLC............................     1,857,691
  341,850    Compass Group PLC*......................     2,735,377
  219,275    Diageo PLC..............................     2,405,210
  212,570    GlaxoSmithKline PLC.....................     5,978,625
  236,760    HSBC Holdings PLC.......................     2,805,095
  155,700    Lloyds TSB Group PLC....................     1,557,876
   51,610    Pearson PLC.............................       850,611
   59,100    Prudential PLC..........................       713,921
  112,700    Reckitt Benckiser PLC...................     1,624,490
  171,100    Reed International PLC..................     1,515,863
  127,705    Royal Bank of Scotland Group PLC........     2,814,143
  531,690    Tesco PLC...............................     1,917,852
1,958,800    Vodafone Group PLC......................     4,338,504
                                                       ------------
                                                         37,873,223
                                                       ------------
             TOTAL COMMON STOCKS
             (Cost $257,796,580).....................   222,786,834
                                                       ------------

NUMBER OF
 SHARES                                                 US$ VALUE
----------                                             ------------
             WARRANTS--0.0%
             GERMANY--0.0%
       50    Muenchener Rueckversicherungs -
             Gesellschaft AG*,
             expiring 6/30/2002
             (Cost $2,030)...........................  $      3,556
                                                       ------------

                TOTAL INVESTMENTS
                (Cost $257,798,610)(a)--97.4%...........   222,790,390
                Other assets less
                liabilities--2.6%.......................     5,970,862
                                                          ------------
                NET ASSETS--100.0%......................  $228,761,252
                                                          ============

*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $35,008,220 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $5,210,241 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $40,218,461.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Advertising and Marketing Services......  $     28,770        0.0%
Airlines................................       495,217        0.2
Automotive..............................    10,602,994        4.6
Banking and Finance.....................    26,211,587       11.5
Beverages, Food and Tobacco.............     9,522,950        4.2
Building and Building Products..........     2,309,925        1.0
Business Equipment and Services.........       390,635        0.2
Chemicals...............................     5,837,205        2.5
Communications, Media and
  Entertainment.........................     6,767,776        3.0
Computer Services.......................     1,350,150        0.6
Computers--Software and Peripherals.....     2,154,401        0.9
Consumer Goods and Services.............     4,236,507        1.9
Containers and Packaging................       196,195        0.1
Diversified Operations..................     5,279,475        2.3
Electronic Equipment and Components.....    17,185,381        7.5
Export Trading..........................     2,056,439        0.9
Financial Services......................     9,909,775        4.3
Health Care Products and Services.......     2,510,559        1.1
Hotels and Gaming.......................       408,542        0.2
Household and Personal Care Products....     3,698,095        1.6
Insurance...............................    12,657,172        5.5
Machinery and Engineering...............     3,758,664        1.6
Manufacturing...........................     4,912,936        2.1
Mining..................................     1,705,327        0.7
Oil and Gas.............................    18,199,853        8.0
Pharmaceuticals.........................    16,949,060        7.4
Publishing..............................     1,515,863        0.7
Real Estate Development.................     2,474,173        1.1
Retail--Department Stores...............     4,377,986        1.9
Retail--Food Stores.....................     7,799,951        3.4
Retail--Specialty Stores................     4,313,858        1.9
Telecommunications......................    20,543,327        9.0
Transportation..........................     4,720,806        2.1
Utilities--Gas and Electric.............     7,708,836        3.4
                                          ------------   --------
Total Value of Investments..............   222,790,390       97.4
Other assets less liabilities...........     5,970,862        2.6
                                          ------------   --------
Net Assets..............................  $228,761,252      100.0%
                                          ============   ========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value, (Cost $257,798,610)..............................  $  222,790,390
  Cash..........................................................................       5,053,534
  Foreign currency, at value (Cost $1,920,786)..................................       1,801,821
  Receivables:
    Capital stock sold..........................................................       1,705,174
    Investments sold............................................................       1,466,147
    Dividends...................................................................         422,840
  Deferred organization costs and other assets..................................          24,809
                                                                                  --------------
    TOTAL ASSETS................................................................     233,264,715
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................       2,742,988
    Currency contracts purchased................................................       1,285,066
    Services provided by The Bank of New York and Administrator.................         165,966
    Capital stock repurchased...................................................         164,379
  Accrued expenses and other liabilities........................................         145,064
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       4,503,463
                                                                                  --------------
NET ASSETS:.....................................................................  $  228,761,252
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       21,628
  Capital surplus...............................................................     279,381,121
  Undistributed net investment income...........................................         568,894
  Accumulated net realized loss on investments..................................     (16,069,533)
  Net unrealized depreciation on investments....................................     (35,008,220)
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................        (132,638)
                                                                                  --------------
NET ASSETS......................................................................  $  228,761,252
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  222,478,733
                                                                                  ==============
  Shares outstanding............................................................      21,027,890
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.58
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    6,282,519
                                                                                  ==============
  Shares outstanding............................................................         600,569
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.46
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $352,100)......................  $    2,168,122
  Interest......................................................................         136,370
                                                                                  --------------
    TOTAL INCOME................................................................       2,304,492
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,045,528
  Administration................................................................         246,007
  Custodian.....................................................................          89,454
  Transfer agent................................................................          87,819
  Accounting services...........................................................          35,172
  Audit.........................................................................           9,890
  12b-1 fee--Investor Shares....................................................           8,243
  Directors.....................................................................           5,833
  Reports to shareholders.......................................................           5,242
  Registration and filings......................................................           4,336
  Legal.........................................................................           3,381
  Amortization of organization cost.............................................           1,991
  Cash management...............................................................           1,609
  Other.........................................................................          12,454
                                                                                  --------------
    TOTAL EXPENSES..............................................................       1,556,959
  Earnings credit adjustment (Note 3)...........................................             (54)
                                                                                  --------------
    NET EXPENSES................................................................       1,556,905
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         747,587
                                                                                  --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................      (7,602,760)
    Foreign currency transactions...............................................        (501,389)
                                                                                  --------------
  Net realized loss on investments and foreign currency transactions............      (8,104,149)
                                                                                  --------------
  Increase in unrealized depreciation on:
    Investments.................................................................     (34,845,785)
    Foreign currency denominated assets and liabilities.........................         (66,739)
                                                                                  --------------
  Net unrealized loss on investments and foreign currency denominated assets and
    liabilities during the period...............................................     (34,912,524)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions during the period..............................................     (43,016,673)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (42,269,086)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income (loss)..................................................    $     747,587     $     (13,431)
  Net realized gain (loss) on investments and foreign currency transactions.....       (8,104,149)        5,400,244
  Increase in unrealized depreciation on investments and foreign currency
    denominated assets and liabilities during the period........................      (34,912,524)      (82,895,126)
                                                                                    -------------     -------------
    Net decrease in net assets resulting from operations........................      (42,269,086)      (77,508,313)
                                                                                    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................               --          (235,965)
                                      Investor Shares...........................               --            (6,587)
  Distributions from capital gains:
                               Institutional Shares.............................               --       (19,350,373)
                               Investor Shares..................................               --          (544,256)
                                                                                    -------------     -------------
                                                                                               --       (20,137,181)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       26,714,703       232,448,029
                               Investor Shares..................................        1,145,496       184,531,872
  Proceeds from shares issued on reinvestment
             of dividends and distributions:
                                         Institutional Shares...................               --        16,269,168
                                         Investor Shares........................               --           549,891
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (31,278,352)     (157,810,611)
                                 Investor Shares................................       (1,281,843)     (188,219,920)
                                                                                    -------------     -------------
    Net increase in net assets resulting from capital stock transactions........       (4,699,996)       87,768,429
                                                                                    -------------     -------------
      DECREASE IN NET ASSETS....................................................      (46,969,082)       (9,877,065)
NET ASSETS:
  Beginning of year.............................................................      275,730,334       285,607,399
                                                                                    -------------     -------------
  End of period (includes undistributed net investment income of $568,894 at
    June 30, 2001 and overdistributed net investment income of $178,693 at
    December 31, 2000)..........................................................    $ 228,761,252     $ 275,730,334
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        2,328,167        14,712,864
             Investor Shares....................................................          103,647        11,430,599
  Shares issued on reinvestment of
      dividends and distributions:
                               Institutional Shares.............................               --         1,268,322
                               Investor Shares..................................               --            43,160
  Shares repurchased:
                   Institutional Shares.........................................       (2,744,073)       (9,994,988)
                   Investor Shares..............................................         (115,663)      (11,543,822)
                                                                                    -------------     -------------
    Net increase (decrease).....................................................         (427,922)        5,916,135
  Shares outstanding, beginning of year.........................................       22,056,381        16,140,246
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................       21,628,459        22,056,381
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                             INSTITUTIONAL SHARES
                               --------------------------------------------------------------------------------
                                                                                                    FOR THE
                               SIX MONTHS                                                            PERIOD
                                  ENDED                                                          APRIL 1, 1997*
                                JUNE 30,                 YEAR ENDED DECEMBER 31,                    THROUGH
                                  2001        ----------------------------------------------      DECEMBER 31,
                               (UNAUDITED)       2000             1999             1998               1997
                               -----------    -----------     ------------    --------------     --------------
PER SHARE DATA:
Net asset value at beginning
  of period...................  $  12.50       $  17.70         $  12.90         $  10.69            $ 10.00
                                --------       --------         --------         --------            -------
GAIN (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income.........      0.03           --(1)            --(1)            0.03               0.02
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions................     (1.95)         (4.23)            5.55             2.20               0.67
                                --------       --------         --------         --------            -------
  Total from investment
    operations................     (1.92)         (4.23)            5.55             2.23               0.69
                                --------       --------         --------         --------            -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income......................        --          (0.01)           (0.03)           (0.02)                --
Distributions from capital
  gains.......................        --          (0.96)           (0.72)              --                 --
                                --------       --------         --------         --------            -------
  Total dividends and
    distributions.............        --          (0.97)           (0.75)           (0.02)                --
                                --------       --------         --------         --------            -------
Net asset value at end of
  period......................  $  10.58       $  12.50         $  17.70         $  12.90            $ 10.69
                                ========       ========         ========         ========            =======
TOTAL RETURN:.................    (15.36)%**     (23.99)%          43.45%           20.84%              6.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).............  $222,479       $268,147         $273,597         $177,363            $94,806
Ratio to average net assets
  of:
  Expenses, net of waiver from
    The Bank of New York......      1.26%***       1.22%            1.24%            1.27%              1.26%***
  Expenses, prior to waiver
    from The Bank of New
    York......................      1.26%***       1.22%            1.24%            1.32%              1.49%***
  Net investment income,
    net of waiver from The
    Bank of New York..........      0.62%***         --             0.01%            0.54%              0.26%***
Portfolio turnover rate.......        55%            86%              84%              75%                36%

(1)  LESS THAN $0.01 PER SHARE.
*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                                               INVESTOR SHARES
                               -------------------------------------------------------------------------------
                                                                                                    FOR THE
                               SIX MONTHS                                                            PERIOD
                                  ENDED                                                           MAY 1, 1997*
                                JUNE 30,                  YEAR ENDED DECEMBER 31,                   THROUGH
                                  2001        -----------------------------------------------     DECEMBER 31,
                               (UNAUDITED)       2000             1999              1998              1997
                               -----------    -----------     ------------     --------------     ------------
PER SHARE DATA:
Net asset value at beginning
  of period...................   $ 12.38        $ 17.59         $ 12.84           $ 10.66            $10.19
                                 -------        -------         -------           -------            ------
GAIN (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)......................      0.02          (0.03)          (0.04)             0.03              0.02
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions................     (1.94)         (4.21)           5.51              2.17              0.45
                                 -------        -------         -------           -------            ------
  Total from investment
    operations................     (1.92)         (4.24)           5.47              2.20              0.47
                                 -------        -------         -------           -------            ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income......................        --          (0.01)             --             (0.02)               --
Distributions from capital
  gains.......................        --          (0.96)          (0.72)               --                --
                                 -------        -------         -------           -------            ------
  Total dividends and
    distributions.............        --          (0.97)          (0.72)            (0.02)               --
                                 -------        -------         -------           -------            ------
Net asset value at end of
  period......................   $ 10.46        $ 12.38         $ 17.59           $ 12.84            $10.66
                                 =======        =======         =======           =======            ======
TOTAL RETURN:.................    (15.51)%**     (24.19)%         43.00%            20.61%             4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).............   $ 6,283        $ 7,583         $12,010           $ 5,391            $2,560
Ratio to average net assets
  of:
  Expenses, net of waiver from
    The Bank of New York......      1.51%***       1.43%           1.52%             1.52%             1.52%***
  Expenses, prior to waiver
    from The Bank of New
    York......................      1.51%***       1.43%           1.55%             1.65%             1.75%***
  Net investment income
    (loss),
    net of waiver from The
    Bank of New York..........      0.34%***      (0.20)%         (0.27)%            0.32%             0.33%***
Portfolio turnover rate.......        55%            86%             84%               75%               36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--97.6%
              ADVERTISING AND MARKETING
              SERVICES--0.3%
     73,050   DoubleClick, Inc.*......................  $  1,019,778
                                                        ------------
              AUTOMOTIVE--2.2%
     52,800   Johnson Controls, Inc...................     3,826,416
    150,000   Lear Corp.*.............................     5,235,000
                                                        ------------
                                                           9,061,416
                                                        ------------
              BANK HOLDING COMPANIES--11.4%
    459,800   Banknorth Group, Inc....................    10,414,470
    122,400   Commerce Bancorp, Inc...................     8,580,240
    114,200   Dime Bancorp, Inc.......................     4,253,950
    137,700   Golden State Bancorp, Inc...............     4,241,160
     95,200   Greater Bay Bancorp.....................     2,378,096
    379,000   UCBH Holdings, Inc......................    11,502,650
     85,600   Wilmington Trust Corp...................     5,362,840
                                                        ------------
                                                          46,733,406
                                                        ------------
              CHEMICALS--0.5%
     44,000   H.B. Fuller Co..........................     2,195,600
                                                        ------------
              COAL--0.8%
    114,400   Arch Coal, Inc..........................     2,959,528
      8,100   Peabody Energy Corp.*...................       265,275
                                                        ------------
                                                           3,224,803
                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.2%
    115,500   Scholastic Corp.*.......................     4,862,550
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS--SOFTWARE AND PERIPHERALS--3.4%
    126,000   Diebold, Inc............................  $  4,050,900
    130,700   Informatica Corp.*......................     2,268,952
     25,450   Mercury Interactive Corp.*..............     1,524,455
     71,800   Openwave Systems, Inc.*.................     2,491,460
     50,400   Research In Motion Ltd.*................     1,625,400
     51,000   SanDisk Corp.*..........................     1,422,390
     39,600   SeaChange International, Inc.*..........       713,988
                                                        ------------
                                                          14,097,545
                                                        ------------
              CONSUMER GOODS AND SERVICES--2.4%
    109,000   Rayovac Corp.*..........................     2,321,700
    179,665   The Scotts Co.*.........................     7,447,114
                                                        ------------
                                                           9,768,814
                                                        ------------
              DISTRIBUTION AND WHOLESALE--0.7%
    232,800   Bell Microproducts, Inc.*...............     2,784,288
                                                        ------------
              EDUCATION--5.0%
    108,550   Apollo Group, Inc.*.....................     4,607,947
    155,756   DeVry, Inc.*............................     5,625,907
    230,020   ITT Educational Services, Inc.*.........    10,350,900
                                                        ------------
                                                          20,584,754
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              ELECTRONIC EQUIPMENT AND COMPONENTS--9.5%
    165,700   Asyst Technologies, Inc.*...............  $  2,236,950
    164,604   Avnet, Inc..............................     3,690,422
    170,900   Axcelis Technologies, Inc.*.............     2,529,320
    140,000   Cable Design Technologies Corp.*........     2,262,400
    196,100   C-COR.net Corp.*........................     2,353,200
     96,400   EMCORE Corp.*...........................     2,964,300
    107,800   Fairchild Semiconductor Corp.*..........     2,479,400
    113,000   Jabil Circuit, Inc.*....................     3,487,180
     75,700   Lattice Semiconductor Corp.*............     1,847,080
    111,145   Microchip Technology, Inc.*.............     3,715,577
    162,900   Pemstar, Inc.*..........................     2,391,372
     57,400   Sawtek, Inc.*...........................     1,350,622
    176,300   Therma-Wave, Inc.*......................     3,362,041
    345,800   Transmeta Corp.*........................     1,929,564
     98,900   Zygo Corp.*.............................     2,200,525
                                                        ------------
                                                          38,799,953
                                                        ------------
              ENTERTAINMENT--2.0%
     99,500   International Speedway Corp.............     4,179,000
    196,800   Six Flags, Inc..........................     4,140,672
                                                        ------------
                                                           8,319,672
                                                        ------------
              FOOD WHOLESALING--1.2%
    158,000   Performance Food Group Co.*.............     4,776,340
                                                        ------------
              FOREST AND PAPER PRODUCTS--0.6%
    167,300   Buckeye Technologies, Inc.*.............     2,409,120
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              HEALTH AND MEDICAL FACILITIES--7.5%
    297,900   Community Health Systems, Inc.*.........  $  8,788,050
     32,800   LifePoint Hospitals, Inc.*..............     1,452,384
    154,400   Province Healthcare Co.*................     5,448,776
    103,800   Quest Diagnostics, Inc.*................     7,769,430
    158,200   Universal Health Services, Inc., Class
              B.......................................     7,198,100
                                                        ------------
                                                          30,656,740
                                                        ------------
              HEALTH CARE PRODUCTS AND
              SERVICES--5.9%
     79,000   AdvancePCS*.............................     5,059,950
     91,200   AmeriSource Health Corp.*...............     5,043,360
    193,800   Cytyc Corp.*............................     4,467,090
    157,000   ORATEC Interventions, Inc.*.............     1,455,390
    104,000   Patterson Dental Co.*...................     3,432,000
    147,900   Renal Care Group, Inc.*.................     4,864,431
                                                        ------------
                                                          24,322,221
                                                        ------------
              HUMAN RESOURCES--0.6%
    147,000   Korn/Ferry International*...............     2,278,500
                                                        ------------
              INVESTMENT MANAGEMENT--1.5%
     59,800   Legg Mason, Inc.........................     2,975,648
     96,900   Waddell & Reed Financial, Inc...........     3,076,575
                                                        ------------
                                                           6,052,223
                                                        ------------
              MANUFACTURING--1.3%
     34,600   Maverick Tube Corp.*....................       586,470
    178,940   Waters Corp.*...........................     4,940,533
                                                        ------------
                                                           5,527,003
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              MEDIA--6.7%
    174,200   Emmis Communications Corp.*.............  $  5,356,650
    142,060   Gemstar-TV Guide
              International, Inc.*....................     6,051,756
    156,000   Hispanic Broadcasting Corp.*............     4,475,640
    147,210   Radio One, Inc.*........................     3,385,830
    377,020   Radio One, Inc., Class D*...............     8,313,291
                                                        ------------
                                                          27,583,167
                                                        ------------
              OIL AND GAS--2.3%
    513,000   Grey Wolf, Inc.*........................     2,052,000
     77,100   Newfield Exploration Co.*...............     2,471,826
     95,700   Stolt Offshore SA ADR*..................     1,172,325
     88,600   Stone Energy Corp.*.....................     3,924,980
                                                        ------------
                                                           9,621,131
                                                        ------------
              OIL FIELD SERVICES AND
              EQUIPMENT--4.8%
    201,400   Cal Dive International, Inc.*...........     4,954,440
     56,700   Core Laboratories NV*...................     1,063,125
    122,960   National-Oilwell, Inc.*.................     3,295,328
     94,900   Patterson-UTI Energy, Inc.*.............     1,695,863
    194,200   Precision Drilling Corp.*...............     6,066,808
    167,800   Superior Energy Services, Inc.*.........     1,325,620
     64,750   Varco International, Inc.*..............     1,204,997
                                                        ------------
                                                          19,606,181
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--5.1%
     79,200   Alkermes, Inc.*.........................  $  2,779,920
    185,250   Celgene Corp.*..........................     5,344,463
     65,000   Cephalon, Inc.*.........................     4,582,500
     49,400   Enzon, Inc.*............................     3,087,500
     91,650   Shire Pharmaceuticals Group PLC ADR*....     5,086,575
                                                        ------------
                                                          20,880,958
                                                        ------------
              RECORDS STORAGE--1.0%
     95,345   Iron Mountain, Inc.*....................     4,275,270
                                                        ------------
              RETAIL--APPAREL AND SHOES--7.8%
    204,500   Abercrombie & Fitch Co.*................     9,100,250
    142,900   Coach, Inc.*............................     5,437,345
    176,200   Pacific Sunwear of California, Inc.*....     3,952,166
    159,100   Ross Stores, Inc........................     3,810,445
    139,200   The Men's Wearhouse, Inc.*..............     3,841,920
    373,300   Venator Group, Inc......................     5,711,490
                                                        ------------
                                                          31,853,616
                                                        ------------
              RETAIL--DISCOUNT STORES--1.3%
    100,000   BJ's Wholesale Club, Inc.*..............     5,326,000
                                                        ------------
              RETAIL--SPECIALTY STORES--7.1%
    172,900   Barnes & Noble, Inc.*...................     6,803,615
     85,825   Duane Reade, Inc.*......................     2,789,313
    120,800   Ethan Allen Interiors, Inc..............     3,926,000
    268,150   Linens 'n Things, Inc.*.................     7,325,858
     63,500   Tiffany & Co............................     2,299,970
    156,500   Williams-Sonoma, Inc.*..................     6,075,330
                                                        ------------
                                                          29,220,086
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS--1.5%
    118,900   Allegiance Telecom, Inc.*...............  $  1,782,311
     33,100   Digital Lightwave, Inc.*................     1,223,376
     72,400   Western Wireless Corp.*.................     3,113,200
                                                        ------------
                                                           6,118,887
                                                        ------------
              TRANSPORTATION--1.5%
     46,300   Arkansas Best Corp.*....................     1,067,215
     39,300   Roadway Corp............................       934,161
     27,300   Swift Transportation Co., Inc.*.........       525,798
     35,000   USFreightways Corp......................     1,032,500
     60,700   Werner Enterprises, Inc.................     1,471,975
     54,800   Yellow Corp.*...........................     1,040,104
                                                        ------------
                                                           6,071,753
                                                        ------------
              UTILITIES--GAS AND ELECTRIC--0.5%
    232,800   NewPower Holdings, Inc.*................     2,095,200
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $334,554,561).....................   400,126,975
                                                        ------------

              WARRANTS--0.0%
              BANK HOLDING COMPANIES--0.0%
    247,300   Dime Bancorp, Inc.*(a)..................        69,244
                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.0%
         15   Acclaim Entertainment*
              expiring 4/04/2002......................            13
                                                        ------------
              TOTAL WARRANTS
              (Cost $70,812)..........................        69,257
                                                        ------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              RIGHTS--0.0%
              FINANCIAL SERVICES--0.0%
     36,540   Bank United Corp.*
              (Cost $0)...............................  $     12,059
                                                        ------------

              MONEY MARKET FUND--2.5%
 10,311,631   ACM Institutional Reserves (Prime
              Portfolio), 3.78%(b)
              (Cost $10,311,631)......................    10,311,631
                                                        ------------
              TOTAL INVESTMENTS
              (Cost $344,937,004)(c)--100.1%..........   410,519,922
              Liabilities in excess of other
              assets--(0.1%)..........................      (282,035)
                                                        ------------
              NET ASSETS--100.0%......................  $410,237,887
                                                        ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) WARRANT HAS NEITHER A STRIKE PRICE OR EXPIRATION DATE. WARRANT REPRESENTS A POTENTIAL DISTRIBUTION FOR A LEGAL CLAIM SETTLEMENT.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $65,582,918 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $96,344,153 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $30,761,235.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $344,937,004).........................................................  $  410,519,922
  Receivables:
    Capital stock sold..........................................................         252,144
    Dividends...................................................................          78,831
    Interest....................................................................          30,795
  Deferred organization costs and other assets..................................          27,734
                                                                                  --------------
    TOTAL ASSETS................................................................     410,909,426
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................           7,445
  Payables:
    Investments purchased.......................................................         229,958
    Services provided by The Bank of New York and Administrator.................         337,451
    Capital stock repurchased...................................................          44,524
  Accrued expenses and other liabilities........................................          52,161
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         671,539
                                                                                  --------------
NET ASSETS:.....................................................................  $  410,237,887
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       23,871
  Capital surplus...............................................................     309,811,135
  Undistributed net investment loss.............................................        (649,550)
  Accumulated net realized gain on investments..................................      35,469,513
  Net unrealized appreciation on investments....................................      65,582,918
                                                                                  --------------
NET ASSETS......................................................................  $  410,237,887
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  395,444,206
                                                                                  ==============
  Shares outstanding............................................................      23,002,122
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.19
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   14,793,681
                                                                                  ==============
  Shares outstanding............................................................         868,531
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.03
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized at @ $.001 par value.................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $      781,109
  Dividends (net of foreign withholding taxes of $1,896)........................         654,685
                                                                                  --------------
    TOTAL INCOME................................................................       1,435,794
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,485,265
  Administration................................................................         396,072
  Transfer agent................................................................          78,279
  Accounting services...........................................................          29,740
  Custodian.....................................................................          24,279
  Registration and filings......................................................          19,215
  12b-1 fee--Investor Shares....................................................          18,323
  Audit.........................................................................           8,548
  Directors.....................................................................           5,841
  Reports to shareholders.......................................................           5,186
  Legal.........................................................................           4,827
  Amortization of organization cost.............................................           3,810
  Cash management...............................................................           2,149
  Other.........................................................................           6,318
                                                                                  --------------
    TOTAL EXPENSES..............................................................       2,087,852
  Earnings credit adjustment (Note 3)...........................................          (2,508)
                                                                                  --------------
    NET EXPENSES................................................................       2,085,344
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................        (649,550)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................      32,664,504
  Decrease in unrealized appreciation on
    investments during the period...............................................     (47,520,521)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................     (14,856,017)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (15,505,567)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment loss...........................................................    $    (649,550)    $  (2,300,042)
  Net realized gain on investments..............................................       32,664,504        72,430,503
  Decrease in unrealized appreciation on investments during the period..........      (47,520,521)      (76,099,951)
                                                                                    -------------     -------------
    Net decrease in net assets resulting from operations........................      (15,505,567)       (5,969,490)
                                                                                    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains:
                              Institutional Shares..............................               --       (83,161,191)
                              Investor Shares...................................               --        (3,236,280)
                                                                                    -------------     -------------
                                                                                               --       (86,397,471)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       26,975,547       249,908,136
                               Investor Shares..................................        2,021,394        46,928,808
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares......................................              114        76,649,906
                  Investor Shares...............................................               --         3,231,984
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (21,474,315)     (222,133,622)
                                 Investor Shares................................       (2,439,693)      (46,172,588)
                                                                                    -------------     -------------
    Net increase in net assets resulting from capital stock transactions........        5,083,047       108,412,624
                                                                                    -------------     -------------
      INCREASE (DECREASE) IN NET ASSETS.........................................      (10,422,520)       16,045,663
NET ASSETS:
  Beginning of year.............................................................      420,660,407       404,614,744
                                                                                    -------------     -------------
  End of period (includes undistributed net investment loss of $649,550 at
    June 30, 2001)..............................................................    $ 410,237,887     $ 420,660,407
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        1,597,922        10,519,096
             Investor Shares....................................................          121,430         1,887,311
  Shares issued on reinvestment of distributions:
                                           Institutional Shares.................                5         4,347,231
                                           Investor Shares......................               --           185,327
  Shares repurchased:
                   Institutional Shares.........................................       (1,298,897)       (9,263,183)
                   Investor Shares..............................................         (153,453)       (1,836,390)
                                                                                    -------------     -------------
    Net increase................................................................          267,007         5,839,392
  Shares outstanding, beginning of year.........................................       23,603,646        17,764,254
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................       23,870,653        23,603,646
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL SHARES
                                            -------------------------------------------------------------------------------
                                                                                                                FOR THE
                                                                                                                PERIOD
                                                                                                            APRIL 1, 1997*
                                            SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,                 THROUGH
                                             JUNE 30, 2001      ----------------------------------------     DECEMBER 31,
                                              (UNAUDITED)          2000        1999             1998             1997
                                            ----------------    ----------- -----------     ------------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $  17.83         $  22.78    $  12.46         $  11.93         $  10.00
                                                --------         --------    --------         --------         --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................           (0.03)(a)        (0.12)(a)     (0.11)(a)      (0.02)(a)        (0.02)
Net realized and unrealized gain (loss)
  on investments........................           (0.61)           (0.38)      12.08             0.91             2.80
                                                --------         --------    --------         --------         --------
  Total from investment operations......           (0.64)           (0.50)      11.97             0.89             2.78
                                                --------         --------    --------         --------         --------
DISTRIBUTIONS
Distributions from capital gains........              --            (4.45)      (1.65)           (0.36)           (0.85)
                                                --------         --------    --------         --------         --------
Net asset value at end of period........        $  17.19         $  17.83    $  22.78         $  12.46         $  11.93
                                                ========         ========    ========         ========         ========
TOTAL RETURN:...........................           (3.59)%**        (1.41)%     97.22%            7.89%           27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................        $395,444         $404,735    $389,553         $188,402         $133,741
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................            1.04%***         1.04%       1.04%            0.97%            0.97%***
  Expenses, prior to waiver from The
    Bank of New York....................            1.04%***         1.04%       1.06%            1.13%            1.10%***
  Net investment loss, net of waiver
    from The Bank of New York...........           (0.32)%***       (0.51)%     (0.73)%          (0.19)%          (0.26)%***
Portfolio turnover rate.................              32%              47%         86%              84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                         ---------------------------------------------------------------------------
                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                                                       MAY 1, 1997*
                                         SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,                THROUGH
                                          JUNE 30, 2001   ----------------------------------------     DECEMBER 31,
                                           (UNAUDITED)       2000        1999             1998             1997
                                         ---------------- ----------- -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $ 17.68        $ 22.67     $ 12.44         $ 11.94          $ 10.03
                                             -------        -------     -------         -------          -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................       (0.05)(a)      (0.17)(a)     (0.13)(a)     (0.04)(a)        (0.02)
Net realized and unrealized gain (loss)
  on investments........................       (0.60)         (0.37)      12.01            0.90             2.78
                                             -------        -------     -------         -------          -------
  Total from investment operations......       (0.65)         (0.54)      11.88            0.86             2.76
                                             -------        -------     -------         -------          -------
DISTRIBUTIONS
Distributions from capital gains........          --          (4.45)      (1.65)          (0.36)           (0.85)
                                             -------        -------     -------         -------          -------
Net asset value at end of period........     $ 17.03        $ 17.68     $ 22.67         $ 12.44          $ 11.94
                                             =======        =======     =======         =======          =======
TOTAL RETURN:...........................       (3.68)%**      (1.61)%     96.65%           7.55%           27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $14,794        $15,925     $15,062         $ 6,763          $ 1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.29%***       1.28%       1.33%           1.22%            1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.29%***       1.28%       1.37%           1.46%            1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........       (0.56)%***     (0.76)%     (0.96)%         (0.43)%          (0.54)%***
Portfolio turnover rate.................          32%            47%         86%             84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--49.7%
            FEDERAL HOME LOAN BANK--0.3%
$ 250,000   4.875%, 1/22/02..................................  $   251,427
                                                               -----------
            FEDERAL HOME LOAN MORTGAGE
            CORP.--7.7%
4,350,000   5.75%, 4/15/08...................................    4,317,727
2,600,000   6.875%, 9/15/10..................................    2,731,144
                                                               -----------
                                                                 7,048,871
                                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.5%
1,500,000   5.50%, 2/15/06...................................    1,498,125
1,425,000   6.25%, 5/15/29...................................    1,362,752
2,140,000   6.625%, 11/15/30.................................    2,163,046
                                                               -----------
                                                                 5,023,923
                                                               -----------
            TENNESSEE VALLEY AUTHORITY--5.5%
5,000,000   6.125%, 7/15/03..................................    4,997,435
                                                               -----------
            UNITED STATES TREASURY BONDS--5.6%
2,500,000   7.25%, 5/15/16...................................    2,844,765
2,200,000   6.125%, 11/15/27.................................    2,266,715
                                                               -----------
                                                                 5,111,480
                                                               -----------
            UNITED STATES TREASURY NOTES--25.1%
3,250,000   5.75%, 8/15/03...................................    3,340,737
1,000,000   5.75%, 11/15/05..................................    1,029,812
3,000,000   5.875%, 11/15/05.................................    3,107,139
3,350,000   6.875%, 5/15/06..................................    3,611,424
2,425,000   6.25%, 2/15/07...................................    2,557,039
6,100,000   6.625%, 5/15/07..................................    6,553,449
2,650,000   5.75%, 8/15/10...................................    2,711,713
                                                               -----------
                                                                22,911,313
                                                               -----------
            TOTAL UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS
            (Cost $45,612,653)...............................   45,344,449
                                                               -----------

PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS--34.2%
            FEDERAL HOME LOAN MORTGAGE
            CORP.--12.7%
$ 275,000   Series 1176-H
            8.00%, 12/15/06..................................  $   285,631
  193,085   Series 1338-J
            7.00%, 2/15/07...................................      193,409
   32,876   Series 1663-D
            7.00%, 8/15/11...................................       33,000
1,662,000   Series 1407-PK
            7.00%, 8/15/21...................................    1,692,132
2,100,000   Series 1494-PJ
            6.85%, 1/15/22...................................    2,130,744
1,592,000   Series 1617-C
            6.50%, 2/15/23...................................    1,604,935
   20,000   Series 1588-QD
            6.50%, 9/15/23...................................       19,592
  453,000   Series 1588-TC
            6.50%, 9/15/23...................................      458,135
1,466,000   Series 1602-H
            6.50%, 10/15/23..................................    1,436,478
2,669,000   Series 1608-O
            6.50%, 11/15/23..................................    2,597,813
  703,220   Series 1621-M
            6.50%, 11/15/23..................................      713,831
  345,000   Series 1633-C
            6.50%, 12/15/23..................................      344,378
   74,362   Series 1665-O
            6.50%, 1/15/24...................................       73,831
                                                               -----------
                                                                11,583,909
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--20.6%
$   4,286   Series 1994-86PE
            6.00%, 9/25/06...................................  $     4,272
  401,312   Series 1988-15A
            9.00%, 6/25/18...................................      423,159
  287,417   Series 1992-129J
            4.00%, 7/25/20...................................      284,313
1,090,000   Series 1992-214PK
            7.00%, 9/25/20...................................    1,103,756
  285,000   Series G93-34PH
            6.35%, 2/25/22...................................      285,509
  800,000   Series 1993-96PJ
            7.00%, 8/25/22...................................      811,656
  125,000   Series 1993-204C
            6.20%, 2/25/23...................................      123,988
1,959,000   Series 1993-252N
            6.50%, 8/25/23...................................    1,972,125
2,677,799   Series 1993-141Z
            7.00%, 8/25/23...................................    2,661,163
4,175,000   Series 1993-149M
            7.00%, 8/25/23...................................    4,130,278
3,327,000   Series 1993-178PK
            6.50%, 9/25/23...................................    3,172,195
1,573,175   Series 1993-203B
            6.50%, 10/25/23..................................    1,592,211
  999,000   Series 1993-203PL
            6.50%, 10/25/23..................................      989,749
1,220,000   Series 1993-225UB
            6.50%, 12/25/23..................................    1,242,411
                                                               -----------
                                                                18,796,785
                                                               -----------
PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--0.9%
$ 800,000   Series 1999-13PC
            6.00%, 3/20/28...................................  $   772,616
                                                               -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $30,581,824)...............................   31,153,310
                                                               -----------

            MORTGAGE-BACKED SECURITIES-- 11.9%
            FEDERAL HOME LOAN MORTGAGE
            CORP.--4.2%
   25,344   Pool #218711
            8.00%, 10/01/02..................................       25,605
   34,353   Pool #251836
            8.50%, 5/01/04...................................       34,771
  113,271   Pool #182217
            8.00%, 12/01/04..................................      116,663
   24,335   Pool #502185
            8.50%, 7/01/05...................................       24,965
1,202,270   Gold Pool #E49415
            6.50%, 7/01/08...................................    1,226,187
   46,335   Pool #184275
            8.25%, 9/01/08...................................       48,080
    9,325   Pool #160062
            9.50%, 10/01/08..................................        9,876
   11,852   Pool #160065
            9.50%, 11/01/08..................................       12,552
   12,011   Pool #160066
            9.75%, 11/01/08..................................       12,844
  122,209   Pool #185743
            8.50%, 12/01/08..................................      125,271

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 176,348   Pool #251974
            8.50%, 4/01/09...................................  $   184,186
  229,158   Pool #185964
            8.50%, 2/01/10...................................      238,651
  184,867   Gold Pool #E20201
            7.50%, 10/01/10..................................      191,065
1,017,282   Gold Pool #G10439
            6.50%, 1/01/11...................................    1,033,823
  190,622   Gold Pool #E00417
            7.00%, 2/01/11...................................      195,556
  111,732   Pool #555045
            8.00%, 5/01/19...................................      115,457
  254,153   Gold Pool #A01217
            8.50%, 4/01/20...................................      269,787
                                                               -----------
                                                                 3,865,339
                                                               -----------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION--3.6%
   12,784   Pool #168430
            7.00%, 7/01/03...................................       12,843
  343,016   Pool #195152
            7.00%, 1/01/08...................................      352,582
  176,608   Pool #81860
            8.00%, 4/01/09...................................      184,233
  232,868   Pool #278437
            7.50%, 5/01/09...................................      240,674
  118,132   Pool #6222
            9.00%, 4/01/16...................................      125,636
  232,234   Pool #124118
            9.00%, 3/01/22...................................      249,802
  226,308   Pool #320514
            6.50%, 9/01/25...................................      224,406
PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$1,069,897  Pool #335054
            6.00%, 1/01/26...................................  $ 1,040,325
  279,702   Pool #446431
            8.50%, 10/01/26..................................      297,630
  531,598   Pool #252570
            6.50%, 7/01/29...................................      523,430
                                                               -----------
                                                                 3,251,561
                                                               -----------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION--4.1%
    6,870   Pool #6400
            8.00%, 6/15/05...................................        7,123
   19,343   Pool #7774
            8.00%, 9/15/05...................................       20,054
   22,460   Pool #7038
            8.00%, 10/15/05..................................       23,286
   22,199   Pool #11310
            8.00%, 11/15/05..................................       23,016
    6,462   Pool #9839
            8.00%, 7/15/06...................................        6,700
   14,014   Pool #10459
            8.00%, 8/15/06...................................       14,530
   34,181   Pool #10419
            8.00%, 9/15/06...................................       35,439
   19,706   Pool #12590
            8.00%, 9/15/06...................................       20,431
   45,419   Pool #14295
            8.00%, 1/15/07...................................       47,089
   38,687   Pool #204365
            9.00%, 3/15/17...................................       41,918
  206,950   Pool #247223
            9.00%, 4/15/18...................................      224,081

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$  23,748   Pool #177793
            9.50%, 5/15/19...................................  $    26,133
    9,257   Pool #256032
            8.50%, 10/15/19..................................        9,865
    6,478   Pool #284645
            8.50%, 2/15/20...................................        6,901
    7,406   Pool #290778
            9.50%, 5/15/20...................................        8,149
   19,726   Pool #319650
            7.00%, 11/15/22..................................       20,067
   34,638   Pool #350532
            6.50%, 6/15/23...................................       34,538
1,136,053   Pool #351405
            6.50%, 1/15/24...................................    1,132,368
  108,606   Pool #359470
            7.00%, 1/15/24...................................      110,398
  194,307   Pool #376445
            6.50%, 4/15/24...................................      193,676
   71,746   Pool #386348
            7.50%, 6/15/24...................................       74,036
1,018,024   Pool #780035
            6.50%, 7/15/24...................................    1,014,722
   81,758   Pool #407323
            8.25%, 4/15/25...................................       85,098
  507,104   Pool #464704
            8.00%, 7/15/28...................................      526,335
                                                               -----------
                                                                 3,705,953
                                                               -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $10,780,646)...............................   10,822,853
                                                               -----------

NUMBER OF
  SHARES                                                          VALUE
----------                                                     -----------
            MONEY MARKET FUND--3.4%
3,139,957   ACM Institutional Reserves (Government
            Portfolio), 3.74%(a)
            (Cost $3,139,957)................................  $ 3,139,957
                                                               -----------
            TOTAL INVESTMENTS
            (Cost $90,115,080)(b)--99.2%.....................   90,460,569
            Other assets less liabilities--0.8%..............      726,318
                                                               -----------
            NET ASSETS--100.0%...............................  $91,186,887
                                                               ===========

(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $345,489 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $1,111,607 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $766,118.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $90,115,080)..........................................................  $   90,460,569
  Receivables:
    Investments sold............................................................       1,079,413
    Interest....................................................................         903,259
    Capital stock sold..........................................................           1,359
  Other assets..................................................................          11,624
                                                                                  --------------
    TOTAL ASSETS................................................................      92,456,224
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock repurchased...................................................       1,054,105
    Dividends...................................................................         136,321
    Services provided by The Bank of New York and Administrator.................          60,827
  Accrued expenses and other liabilities........................................          18,084
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       1,269,337
                                                                                  --------------
NET ASSETS......................................................................  $   91,186,887
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        9,258
  Capital surplus...............................................................      93,227,432
  Accumulated net investment loss...............................................         (85,899)
  Accumulated net realized loss on investments..................................      (2,309,393)
  Net unrealized appreciation on investments....................................         345,489
                                                                                  --------------
NET ASSETS:.....................................................................  $   91,186,887
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   78,693,461
                                                                                  ==============
  Shares outstanding............................................................       7,988,805
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.85
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   12,493,426
                                                                                  ==============
  Shares outstanding............................................................       1,268,848
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.85
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $    2,884,211
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         226,444
  Administration................................................................          90,577
  Accounting services...........................................................          29,740
  Transfer agent................................................................          22,327
  Custodian.....................................................................          17,779
  12b-1 fee--Investor Shares....................................................          15,565
  Audit.........................................................................          11,594
  Registration and filings......................................................           5,711
  Directors.....................................................................           5,701
  Legal.........................................................................           1,075
  Cash management...............................................................             915
  Reports to shareholders.......................................................             874
  Other.........................................................................           3,872
                                                                                  --------------
    TOTAL EXPENSES..............................................................         432,174
  Fees waived by The Bank of New York (Note 3)..................................         (57,992)
  Earnings credit adjustment (Note 3)...........................................            (847)
                                                                                  --------------
    NET EXPENSES................................................................         373,335
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       2,510,876
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
  Net realized gain on investments..............................................         187,177
  Increase in unrealized depreciation on investments during the period..........        (240,329)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................         (53,152)
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    2,457,724
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $   2,510,876     $   4,889,106
  Net realized gain (loss) on investments.......................................          187,177          (279,842)
  Increase (decrease) in unrealized appreciation on investments during the
    period......................................................................         (240,329)        4,167,204
                                                                                    -------------     -------------
    Net increase in net assets resulting from operations........................        2,457,724         8,776,468
                                                                                    -------------     -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................         (331,558)       (4,234,717)
                                      Investor Shares...........................       (2,179,318)         (654,389)
                                                                                    -------------     -------------
                                                                                       (2,510,876)       (4,889,106)
                                                                                    -------------     -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................        9,353,771        19,083,474
                               Investor Shares..................................        2,063,267         1,540,421
  Proceeds from shares issued on
      reinvestment of dividends:
                              Institutional Shares..............................        1,236,052         2,440,785
                              Investor Shares...................................          296,158           514,107
  Value of capital stock repurchased:
                                 Institutional Shares...........................       (7,386,138)      (18,113,604)
                                 Investors Shares...............................       (2,024,738)       (2,919,640)
                                                                                    -------------     -------------
    Net increase in net assets resulting from capital stock transactions........        3,538,372         2,545,543
                                                                                    -------------     -------------
      INCREASE IN NET ASSETS....................................................        3,485,220         6,432,905
NET ASSETS:
  Beginning of year.............................................................       87,701,667        81,268,762
                                                                                    -------------     -------------
  End of period (includes accumulated net investment loss of $85,899 at both
    June 30, 2001 and December 31, 2000)........................................    $  91,186,887     $  87,701,667
                                                                                    =============     =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................          942,348         2,023,843
             Investor Shares....................................................          207,816           162,520
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................          124,709           257,826
                                         Investor Shares........................           29,905            54,320
  Shares repurchased:
                   Institutional Shares.........................................         (745,440)       (1,919,325)
                   Investor Shares..............................................         (204,578)         (310,351)
                                                                                    -------------     -------------
    Net increase................................................................          354,760           268,833
  Shares outstanding, beginning of year.........................................        8,902,893         8,634,060
                                                                                    -------------     -------------
  Shares outstanding, end of period.............................................        9,257,653         8,902,893
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                INSTITUTIONAL SHARES
                                          ----------------------------------------------------------------
                                                                                                FOR THE
                                                                                                PERIOD
                                          SIX MONTHS                                           APRIL 1,
                                             ENDED                                               1997*
                                           JUNE 30,          YEAR ENDED DECEMBER 31,            THROUGH
                                             2001        --------------------------------    DECEMBER 31,
                                          (UNAUDITED)      2000        1999        1998          1997
                                          -----------    --------    --------    --------    -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $  9.85      $  9.41     $ 10.04     $  9.88        $  9.53
                                            -------      -------     -------     -------        -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................       0.28         0.56        0.56        0.56           0.42
Net realized and unrealized gain (loss)
  on investments........................      (0.01)        0.44       (0.64)       0.16           0.35
                                            -------      -------     -------     -------        -------
  Total from investment operations......       0.27         1.00       (0.08)       0.72           0.77
                                            -------      -------     -------     -------        -------
DIVIDENDS
Dividends from net investment income....      (0.27)       (0.56)      (0.55)      (0.56)         (0.42)
                                            -------      -------     -------     -------        -------
Net asset value at end of period........    $  9.85      $  9.85     $  9.41     $ 10.04        $  9.88
                                            =======      =======     =======     =======        =======
TOTAL RETURN:...........................       2.80%**     11.03%      (0.73)%      7.49%          8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $78,693      $75,533     $68,762     $64,944        $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       0.79%***     0.79%       0.82%       0.90%          0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.92%***     0.94%       0.92%       0.96%          0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........       5.58%***     5.92%       5.76%       5.63%          5.79%***
Portfolio turnover rate.................         15%          10%         16%         61%            41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                        INVESTOR SHARES
                                          ----------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                              JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                2001          --------------------------------------------------------
                                            (UNAUDITED)         2000        1999        1998        1997        1996
                                          ----------------    --------    --------    --------    --------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  9.85         $  9.41     $ 10.04     $  9.87     $  9.70     $  9.94
                                              -------         -------     -------     -------     -------     -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.26            0.53        0.53        0.54        0.54        0.54
Net realized and unrealized gain (loss)
  on investments........................           --            0.45       (0.63)       0.17        0.17       (0.24)
                                              -------         -------     -------     -------     -------     -------
  Total from investment operations......         0.26            0.98       (0.10)       0.71        0.71        0.30
                                              -------         -------     -------     -------     -------     -------
DIVIDENDS
Dividends from net investment income....        (0.26)          (0.54)      (0.53)      (0.54)      (0.54)      (0.54)
                                              -------         -------     -------     -------     -------     -------
Net asset value at end of period........      $  9.85         $  9.85     $  9.41     $ 10.04     $  9.87     $  9.70
                                              =======         =======     =======     =======     =======     =======
TOTAL RETURN:+..........................         2.67%**        10.76%      (0.98)%      7.33%       7.54%       3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $12,493         $12,168     $12,507     $12,525     $10,458     $64,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.04%***        1.04%       1.07%       1.15%       1.08%       1.02%
  Expenses, prior to waiver from The
    Bank of New York....................         1.17%***        1.18%       1.20%       1.26%       1.11%       1.02%
  Net investment income, net of waiver
    from The Bank of New York...........         5.33%***        5.67%       5.50%       5.38%       5.57%       5.54%
  Portfolio turnover rate...............           15%             10%         16%         61%         41%         57%

**   NOT ANNUALIZED.
***  ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS--39.4%
             BANKING AND FINANCE--0.9%
$   525,000  Bank of America Corp.
             7.40%, 1/15/11...................................  $    545,505
  2,955,000  Wells Fargo & Co.
             7.25%, 8/24/05...................................     3,103,761
                                                                ------------
                                                                   3,649,266
                                                                ------------
             BEVERAGES--BREWERS--1.1%
  5,000,000  Anheuser-Busch Cos., Inc.
             5.75%, 1/15/11...................................     4,819,030
                                                                ------------
             BEVERAGES--SOFT DRINKS--0.6%
  2,500,000  Coca-Cola Enterprises
             7.125%, 8/01/17..................................     2,544,005
                                                                ------------
             BUILDING AND BUILDING PRODUCTS--0.2%
    970,000  Vulcan Materials Co.
             6.40%, 2/01/06...................................       974,179
                                                                ------------
             COMMUNICATIONS, MEDIA AND ENTERTAINMENT--6.5%
  4,462,000  AT&T Corp. - Liberty Media Group
             7.875%, 7/15/09..................................     4,279,076
  1,425,000  Carmike Cinemas, Inc., Series B
             9.375%, 2/01/09(a)...............................       883,500
  3,500,000  Charter Communications Holdings LLC
             0.00%, 4/01/11(b)................................     2,397,500
  1,887,000  Clear Channel Communications, Inc.
             7.875%, 6/15/05..................................     1,981,941
  2,501,000  Clear Channel Communications, Inc.
             7.65%, 9/15/10...................................     2,578,521
  2,506,000  Comcast Cable Communications, Inc.
             8.875%, 5/01/17..................................     2,836,682
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
$ 2,630,000  CSC Holdings, Inc.
             7.25%, 7/15/08...................................  $  2,524,800
  2,075,000  CSC Holdings, Inc.
             7.625%, 4/01/11**................................     1,979,565
  4,500,000  Primedia, Inc., Series B
             8.50%, 2/01/06...................................     4,286,250
    500,000  Radio One, Inc.
             8.875%, 7/01/11**................................       500,000
  3,219,000  USA Networks, Inc.
             6.75%, 11/15/05..................................     3,247,656
                                                                ------------
                                                                  27,495,491
                                                                ------------
             COMPUTER SERVICES--0.1%
    300,000  Electronic Data Systems Corp.
             7.125%, 10/15/09.................................       306,138
                                                                ------------
             COMPUTERS--MICRO--1.0%
  4,433,000  IBM Corp.
             7.00%, 10/30/25..................................     4,428,966
                                                                ------------
             COMPUTERS--SOFTWARE AND PERIPHERALS--0.1%
  1,643,000  Metromedia Fiber Network, Inc.
             10.00%, 12/15/09.................................       624,340
                                                                ------------
             FINANCIAL SERVICES--11.2%
  2,500,000  Ameritech Capital Funding Corp.
             6.30%, 10/15/04..................................     2,545,465
  3,424,000  Block Financial Corp.
             6.75%, 11/01/04..................................     3,456,644
  3,143,000  Ford Motor Credit Co.
             6.875%, 2/01/06..................................     3,184,164
  2,000,000  General Electric Capital Corp.
             5.375%, 1/15/03..................................     2,022,500

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
$ 3,750,000  General Electric Capital Corp.
             7.875%, 12/01/06.................................  $  4,106,527
  3,798,000  General Motors Acceptance Corp.
             6.75%, 1/15/06...................................     3,856,694
  4,470,000  General Motors Acceptance Corp.
             6.15%, 4/05/07...................................     4,364,164
  5,000,000  Goldman Sachs Group, Inc.
             6.875%, 1/15/11..................................     4,971,970
  3,339,000  Lehman Brothers Holdings, Inc.
             7.875%, 8/15/10..................................     3,518,064
  3,089,000  Merrill Lynch & Co.
             6.55%, 8/01/04...................................     3,173,880
  1,984,000  Merrill Lynch & Co.
             6.875%, 11/15/18.................................     1,944,645
  4,100,000  Morgan Stanley Dean Witter
             7.75%, 6/15/05...................................     4,366,824
  1,804,000  Morgan Stanley Dean Witter
             6.10%, 4/15/06...................................     1,804,298
  4,183,000  Washington Mutual Financial Corp.
             6.25%, 5/15/06...................................     4,197,013
                                                                ------------
                                                                  47,512,852
                                                                ------------
             HEALTH AND MEDICAL FACILITIES--1.0%
  1,329,000  HCA-The Healthcare Co.
             7.125%, 6/01/06..................................     1,311,397
  3,000,000  Quest Diagnostics, Inc.
             6.75%, 7/12/06...................................     2,973,000
                                                                ------------
                                                                   4,284,397
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             HOTELS AND GAMING--1.1%
$ 4,500,000  Hilton Hotels Corp.
             7.375%, 6/01/02..................................  $  4,555,332
                                                                ------------
             MANUFACTURING--0.8%
  3,565,000  Tyco International Group SA
             6.75%, 2/15/11...................................     3,531,617
                                                                ------------
             OIL AND GAS--0.7%
  3,116,000  El Paso Energy Corp.
             7.375%, 12/15/12.................................     3,060,018
                                                                ------------
             PHARMACEUTICALS--0.5%
  1,997,000  Eli Lilly & Co.
             6.57%, 1/01/16...................................     2,007,968
                                                                ------------
             RESORTS AND ENTERTAINMENT--0.2%
  1,000,000  The Walt Disney Co.
             6.75%, 3/30/06...................................     1,034,703
                                                                ------------
             RESTAURANTS--0.8%
  3,480,000  Tricon Global Restaurants, Inc.
             7.45%, 5/15/05...................................     3,436,500
                                                                ------------
             RETAIL--DEPARTMENT STORES--1.5%
  3,000,000  Kohl's Corp.**
             6.30%, 3/01/11...................................     2,898,750
  1,373,000  Sears Roebuck Acceptance Corp., Series 3
             6.92%, 6/17/04...................................     1,414,020
  1,914,000  Target Corp.
             6.35%, 1/15/11...................................     1,889,711
                                                                ------------
                                                                   6,202,481
                                                                ------------
             RETAIL--DISCOUNT STORES--1.0%
  4,000,000  Wal-Mart Stores, Inc.
             6.875%, 8/10/09..................................     4,150,212
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             RETAIL--FOOD STORES--1.7%
$   207,000  Kroger Co.
             6.80%, 4/01/11...................................  $    204,443
  3,864,000  Kroger Co.
             7.50%, 4/01/31...................................     3,809,498
  3,000,000  Safeway, Inc.
             6.15%, 3/01/06...................................     2,983,524
                                                                ------------
                                                                   6,997,465
                                                                ------------
             TELECOMMUNICATIONS--3.8%
  1,480,000  AT&T Wireless Group**
             8.75%, 3/01/31...................................     1,541,777
  2,167,000  Cox Communications, Inc.
             6.75%, 3/15/11...................................     2,112,732
  1,401,000  Global Crossing Ltd.**
             8.70%, 8/01/07...................................     1,064,760
  1,703,000  McLeodUSA, Inc.
             8.125%, 2/15/09..................................       902,590
  1,309,000  Nextel Communications, Inc.
             9.375%, 11/15/09.................................     1,037,382
  4,070,000  Vodafone Group PLC
             7.75%, 2/15/10...................................     4,276,133
  1,406,000  Williams Communications Group, Inc.
             10.875%, 10/01/09................................       569,430
  3,921,000  WorldCom, Inc.
             7.75%, 4/01/07...................................     4,041,057
  1,930,000  XO Communications, Inc.
             10.75%, 11/15/08.................................       617,600
                                                                ------------
                                                                  16,163,461
                                                                ------------
             TRANSPORTATION--0.9%
  3,889,000  Hertz Corp.
             7.40%, 3/01/11...................................     3,932,751
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             UTILITIES--GAS AND ELECTRIC--2.1%
$ 1,040,000  AES Corp.
             9.50%, 6/01/09...................................  $  1,060,800
  2,705,000  Calpine Corp.
             8.50%, 2/15/11...................................     2,607,709
  2,873,000  Duke Energy Corp.
             7.50%, 10/01/09..................................     2,981,260
    952,000  Progress Energy, Inc.
             6.55%, 3/01/04...................................       970,354
  1,058,000  Texas Eastern Transmission Corp.
             7.30%, 12/01/10..................................     1,096,521
                                                                ------------
                                                                   8,716,644
                                                                ------------
             WASTE MANAGEMENT--1.6%
  1,901,000  Allied Waste Industries, Inc.
             7.875%, 1/01/09..................................     1,858,227
  5,000,000  Waste Management, Inc.
             7.70%, 10/01/02..................................     5,093,970
                                                                ------------
                                                                   6,952,197
                                                                ------------
             TOTAL CORPORATE BONDS
             (Cost $170,864,483)..............................   167,380,013
                                                                ------------

             MORTGAGE-BACKED SECURITIES-- 27.6%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--22.8%
     20,556  Pool #180686
             6.00%, 8/01/03...................................        20,490
     97,719  Pool #160074
             10.00%, 4/01/09..................................       105,306
    462,152  Pool #180006
             9.25%, 8/01/11...................................       488,713
  2,295,623  Gold Pool #E00678
             6.50%, 6/01/14...................................     2,305,954
  3,707,162  Gold Pool #G00767
             7.50%, 8/01/27...................................     3,805,172

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 3,972,686  Gold Pool #C25580
             6.00%, 4/01/29...................................  $  3,835,406
  2,115,196  Gold Pool #C29166
             7.00%, 7/01/29...................................     2,129,143
  5,141,971  Gold Pool #C00874
             7.00%, 10/01/29..................................     5,178,602
  4,192,479  Gold Pool #C31652
             7.00%, 10/01/29..................................     4,222,346
  6,479,057  Gold Pool #C00896
             7.50%, 12/01/29..................................     6,615,107
  8,479,370  Gold Pool #C36309
             7.00%, 2/01/30...................................     8,535,126
  5,264,984  Gold Pool #C01034
             8.00%, 8/01/30...................................     5,447,162
  5,097,859  Gold Pool #G01131
             7.50%, 9/01/30...................................     5,204,378
  6,003,415  Gold Pool #C01095
             7.00%, 11/01/30..................................     6,043,002
  2,111,207  Gold Pool #C44963
             7.00%, 11/01/30..................................     2,125,128
  2,455,930  Gold Pool #C44362
             7.50%, 11/01/30..................................     2,507,121
  1,980,089  Gold Pool #C46812
             7.50%, 1/01/31...................................     2,021,362
  2,948,999  Gold Pool #C01163
             6.00%, 3/01/31...................................     2,835,171
  2,002,293  Gold Pool #C01166
             6.00%, 4/01/31...................................     1,925,007
  7,978,570  Gold Pool #C50537
             6.50%, 4/01/31...................................     7,863,476
  6,986,882  Gold Pool #C50729
             6.50%, 5/01/31...................................     6,886,093
 13,959,548  Gold Pool #C01184
             6.50%, 6/01/31...................................    13,758,176
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 2,822,000  Gold Pool #C53797
             6.50%, 6/01/31...................................  $  2,781,291
                                                                ------------
                                                                  96,638,732
                                                                ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.5%
    287,470  Pool #219238
             8.50%, 2/01/09...................................       302,318
  1,577,028  Pool #527268
             7.00%, 11/01/14..................................     1,606,581
                                                                ------------
                                                                   1,908,899
                                                                ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--4.3%
     66,866  Pool #13416
             8.00%, 9/15/06...................................        69,325
     34,157  Pool #13688
             8.00%, 11/15/06..................................        35,413
     65,074  Pool #12766
             8.00%, 12/15/06..................................        67,468
     55,037  Pool #16080
             7.50%, 4/15/07...................................        56,491
    475,077  Pool #21598
             8.00%, 2/15/08...................................       492,550
     89,132  Pool #27246
             9.00%, 12/15/08..................................        93,536
     37,166  Pool #31570
             9.50%, 6/15/09...................................        39,119
     23,917  Pool #34366
             9.50%, 9/15/09...................................        25,174
     23,351  Pool #33765
             9.50%, 10/15/09..................................        24,578
     52,351  Pool #34704
             9.50%, 10/15/09..................................        57,104
    239,730  Pool #171774
             9.00%, 9/15/16...................................       251,577

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$    82,150  Pool #199885
             9.50%, 11/15/17..................................  $     86,466
     49,693  Pool #251646
             9.50%, 4/15/18...................................        52,304
     24,631  Pool #290313
             9.50%, 5/15/20...................................        25,925
    859,063  Pool #319650
             7.00%, 11/15/22..................................       873,929
    743,957  Pool #349306
             8.00%, 2/15/23...................................       779,955
    315,702  Pool #376445
             6.50%, 4/15/24...................................       314,678
    796,389  Pool #362262
             7.50%, 4/15/24...................................       817,427
    276,136  Pool #384069
             7.50%, 4/15/24...................................       283,431
     78,431  Pool #780689
             6.50%, 12/15/27..................................        77,836
  8,464,605  Pool #464686
             6.50%, 7/15/28...................................     8,386,687
  1,997,979  Pool #485393
             7.00%, 4/15/31...................................     2,017,667
  3,456,125  Pool #550475
             7.00%, 5/15/31...................................     3,488,352
                                                                ------------
                                                                  18,416,992
                                                                ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $116,081,628)..............................   116,964,623
                                                                ------------

             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--17.6%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--0.9%
  4,000,000  5.75%, 4/15/08...................................     3,970,324
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.5%
$ 8,000,000  4.75%, 3/15/04...................................  $  7,957,784
  1,200,000  5.50%, 2/15/06...................................     1,198,500
 10,627,000  6.25%, 5/15/29...................................    10,162,781
                                                                ------------
                                                                  19,319,065
                                                                ------------
             UNITED STATES TREASURY BONDS--7.1%
    270,000  6.00%, 2/15/26...................................       273,066
 28,685,000  6.125%, 8/15/29..................................    29,749,271
                                                                ------------
                                                                  30,022,337
                                                                ------------
             UNITED STATES TREASURY NOTES--5.1%
  1,138,000  5.75%, 8/15/03...................................     1,169,772
  3,666,000  5.875%, 11/15/04.................................     3,791,872
  5,967,000  6.75%, 5/15/05...................................     6,353,459
  4,977,000  5.75%, 11/15/05..................................     5,125,374
  2,128,000  4.625%, 5/15/06..................................     2,098,740
  1,405,000  6.25%, 2/15/07...................................     1,481,501
  1,378,000  6.50%, 2/15/10...................................     1,480,380
                                                                ------------
                                                                  21,501,098
                                                                ------------
             TOTAL UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS
             (Cost $74,878,570)...............................    74,812,824
                                                                ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--6.9%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--0.5%
  1,000,000  Series 1678CA
             6.00%, 2/15/09...................................       960,260
    992,790  Series 1627PJ
             6.00%, 3/15/23...................................       972,021
                                                                ------------
                                                                   1,932,281
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.8%
$ 4,639,474  Series 1999-55PA
             7.00%, 6/18/13...................................  $  4,739,037
    176,667  Series G93-20PG
             6.50%, 2/25/19...................................       176,605
  5,450,000  Series 1993-96PJ
             7.00%, 8/25/22...................................     5,529,406
  1,492,228  Series 1993-199C
             5.80%, 10/25/23..................................     1,492,506
                                                                ------------
                                                                  11,937,554
                                                                ------------
             FINANCIAL SERVICES--1.9%
  3,695,444  Bear Stearns Commercial Mortgage, Series
             1999-WF2, Class A1
             6.80%, 9/15/08...................................     3,789,734
  4,330,000  Morgan Stanley Dean Witter Capital I, Series
             2001-TOP1, Class A4
             6.66%, 1/15/11...................................     4,327,842
                                                                ------------
                                                                   8,117,576
                                                                ------------
             FIXED RATE SECURITIES--1.7%
  1,848,120  Kidder Peabody Mortgage Assets Trust, Series 22,
             Class D
             9.95%, 2/01/19...................................     1,926,061
  2,995,826  Residential Accredit Loans, Inc., Series
             2000-QS8, Class A1
             8.00%, 7/25/30...................................     3,067,725
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 2,420,000  Residential Funding Mortgage Securities I, Series
             1999-S12, Class A9
             6.50%, 5/25/29...................................  $  2,420,121
                                                                ------------
                                                                   7,413,907
                                                                ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $28,834,084)...............................    29,401,318
                                                                ------------

             ASSET-BACKED SECURITIES--5.2%
             ASSET BACKED SECURITIES--CREDIT CARDS--2.9%
  5,510,000  Discover Card Master Trust I, Series 1996-3,
             Class A
             6.05%, 8/18/08...................................     5,549,641
  6,410,000  MBNA Master Credit Card Trust, Series 1999-J,
             Class A
             7.00%, 2/15/12...................................     6,703,899
                                                                ------------
                                                                  12,253,540
                                                                ------------
             ASSET BACKED SECURITIES-TRADE AND LEASE RECEIVABLES--2.3%
  4,150,000  Associates Automobile Receivables Trust, Series
             2000-1, Class A3
             7.30%, 1/15/04...................................     4,270,144
  2,505,000  Capital Auto Receivables Asset Trust,
             Series 2000-1, Class A4
             7.00%, 1/17/05...................................     2,562,167

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             ASSET-BACKED SECURITIES (CONTINUED)
$ 3,000,000  Daimler Chrysler Auto Trust, Series 2000-A,
             Class A4
             7.23%, 1/06/05...................................  $  3,125,002
                                                                ------------
                                                                   9,957,313
                                                                ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $21,329,828)...............................    22,210,853
                                                                ------------

 NUMBER OF
  SHARES
-----------
             MONEY MARKET FUND--2.2%
  9,127,352  ACM Institutional Reserves (Prime Portfolio),
             3.78%(c)
             (Cost $9,127,352)................................     9,127,352
                                                                ------------
             TOTAL INVESTMENTS
             (Cost $421,115,945)(d)--98.9%....................   419,896,983
             Other assets less liabilities--1.1%..............     4,558,282
                                                                ------------
             NET ASSETS--100.0%...............................  $424,455,265
                                                                ============

** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  ISSUE IS CURRENTLY IN DEFAULT.
(b)  COUPON IS 0.00% UNTIL 4/01/2004, THEREAFTER THE COUPON INCREASES TO 9.92%.
(c)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $1,218,962 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $5,969,442 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $7,188,404.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investment at market value, (Cost $421,115,945)...............................  $  419,896,983
  Receivables:
    Interest....................................................................       5,507,667
    Investments sold............................................................         225,920
    Capital stock sold..........................................................           1,089
  Deferred organization costs and other assets..................................          34,753
                                                                                  --------------
    TOTAL ASSETS................................................................     425,666,412
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         699,985
    Services provided by The Bank of New York and Administrator.................         259,377
    Capital stock repurchased...................................................         203,499
  Accrued expenses and other liabilities........................................          48,286
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       1,211,147
                                                                                  --------------
NET ASSETS:.....................................................................  $  424,455,265
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       42,069
  Capital surplus...............................................................     429,615,079
  Accumulated net investment loss...............................................        (170,315)
  Accumulated net realized loss on investments..................................      (3,812,606)
  Net unrealized depreciation on investments....................................      (1,218,962)
                                                                                  --------------
NET ASSETS......................................................................  $  424,455,265
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  419,233,309
                                                                                  ==============
  Shares outstanding............................................................      41,551,773
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.09
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    5,221,956
                                                                                  ==============
  Shares outstanding............................................................         517,304
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.09
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $   14,100,947
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,054,770
  Administration................................................................         421,908
  Transfer agent................................................................          57,812
  Custodian.....................................................................          42,973
  Accounting services...........................................................          29,720
  Amortization of organization cost.............................................          10,292
  Audit.........................................................................           9,070
  12b-1 fee--Investor Shares....................................................           6,258
  Reports to shareholders.......................................................           6,064
  Directors.....................................................................           5,828
  Legal.........................................................................           4,587
  Registration and filings......................................................           3,474
  Cash management...............................................................           2,461
  Other.........................................................................          14,760
                                                                                  --------------
    TOTAL EXPENSES..............................................................       1,669,977
  Fees waived by The Bank of New York (Note 3)..................................         (11,132)
  Earnings credit adjustment (Note 3)...........................................            (979)
                                                                                  --------------
    NET EXPENSES................................................................       1,657,866
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      12,443,081
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................       6,943,178
  Decrease in unrealized appreciation on investments during the period..........      (8,157,453)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (1,214,275)
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   11,228,806
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................    $  12,443,081      $  24,897,082
  Net realized gain (loss) on investments.......................................        6,943,178         (8,970,879)
  Increase (decrease) in unrealized appreciation on investments
    during the period...........................................................       (8,157,453)        20,778,956
                                                                                    -------------      -------------
    Net increase in net assets resulting from operations........................       11,228,806         36,705,159
                                                                                    -------------      -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (12,301,524)       (24,642,186)
                                      Investor Shares...........................         (141,557)          (254,896)
                                                                                    -------------      -------------
                                                                                      (12,443,081)       (24,897,082)
                                                                                    -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       28,499,904         72,402,767
                               Investor Shares..................................          759,657          2,135,101
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......        1,415,917          2,856,142
                                                      Investor Shares...........          135,527            253,432
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (25,093,303)       (65,010,911)
                                 Investor Shares................................         (568,144)        (2,211,525)
                                                                                    -------------      -------------
    Net increase in net assets resulting from capital stock transactions........        5,149,558         10,425,006
                                                                                    -------------      -------------
      INCREASE IN NET ASSETS....................................................        3,935,283         22,233,083
NET ASSETS:
  Beginning of year.............................................................      420,519,982        398,286,899
                                                                                    -------------      -------------
  End of period (includes accumulated net investment loss of $170,315 at both
    June 30, 2001 and December 31, 2000)........................................    $ 424,455,265      $ 420,519,982
                                                                                    =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        2,797,029          7,395,014
             Investor Shares....................................................           74,357            215,778
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................          138,919            290,693
                                         Investor Shares........................           13,293             25,776
  Shares repurchased:
                   Institutional Shares.........................................       (2,460,325)        (6,627,209)
                   Investor Shares..............................................          (55,574)          (224,419)
                                                                                    -------------      -------------
    Net increase................................................................          507,699          1,075,633
  Shares outstanding, beginning of year.........................................       41,561,378         40,485,745
                                                                                    -------------      -------------
  Shares outstanding, end of period.............................................       42,069,077         41,561,378
                                                                                    =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL SHARES
                                          ------------------------------------------------------------------
                                                                                                 FOR THE
                                          SIX MONTHS                                             PERIOD
                                             ENDED                                           APRIL 1, 1997*
                                           JUNE 30,          YEAR ENDED DECEMBER 31,             THROUGH
                                             2001        --------------------------------     DECEMBER 31,
                                          (UNAUDITED)      2000        1999        1998           1997
                                          -----------    --------    --------    --------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $  10.12      $   9.84    $  10.61    $  10.45       $  10.00
                                           --------      --------    --------    --------       --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................       0.30          0.61        0.60        0.61           0.47
Net realized and unrealized gain (loss)
  on investments........................      (0.03)         0.28       (0.76)       0.26           0.45
                                           --------      --------    --------    --------       --------
  Total from investment operations......       0.27          0.89       (0.16)       0.87           0.92
                                           --------      --------    --------    --------       --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....      (0.30)        (0.61)      (0.59)      (0.61)         (0.47)
Distributions from capital gains........         --            --       (0.02)      (0.10)            --
                                           --------      --------    --------    --------       --------
  Total dividends and distributions.....      (0.30)        (0.61)      (0.61)      (0.71)         (0.47)
                                           --------      --------    --------    --------       --------
Net asset value at end of period........   $  10.09      $  10.12    $   9.84    $  10.61       $  10.45
                                           ========      ========    ========    ========       ========
TOTAL RETURN:...........................       2.66%**       9.37%      (1.47)%      8.56%          9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $419,233      $415,608    $393,680    $392,522       $350,330
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       0.78%***      0.79%       0.78%       0.81%          0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.79%***      0.79%       0.78%       0.81%          0.80%***
  Net investment income, net of waiver
    from The Bank of New York...........       5.90%***      6.18%       5.89%       5.79%          6.14%***
Portfolio turnover rate.................         78%           76%         57%         53%            81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

--------------------------------------------------------------------------------

                                                                  INVESTOR SHARES
                                          ----------------------------------------------------------------
                                                                                                FOR THE
                                          SIX MONTHS                                            PERIOD
                                             ENDED                                           MAY 1, 1997*
                                           JUNE 30,          YEAR ENDED DECEMBER 31,            THROUGH
                                             2001        --------------------------------    DECEMBER 31,
                                          (UNAUDITED)      2000        1999        1998          1997
                                          -----------    --------    --------    --------    -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $10.12       $  9.84     $ 10.61     $ 10.45        $ 10.08
                                            ------       -------     -------     -------        -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................      0.28          0.58        0.57        0.58           0.40
Net realized and unrealized gain (loss)
  on investments........................     (0.02)         0.28       (0.76)       0.26           0.37
                                            ------       -------     -------     -------        -------
  Total from investment operations......      0.26          0.86       (0.19)       0.84           0.77
                                            ------       -------     -------     -------        -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.29)        (0.58)      (0.56)      (0.58)         (0.40)
Distributions from capital gains........        --            --       (0.02)      (0.10)            --
                                            ------       -------     -------     -------        -------
  Total dividends and distributions.....     (0.29)        (0.58)      (0.58)      (0.68)         (0.40)
                                            ------       -------     -------     -------        -------
Net asset value at end of period........    $10.09       $ 10.12     $  9.84     $ 10.61        $ 10.45
                                            ======       =======     =======     =======        =======
TOTAL RETURN:...........................      2.53%**       9.10%      (1.73)%      8.22%          7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................    $5,222       $ 4,912     $ 4,607     $ 3,981        $ 1,891
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.03%***      1.03%       1.05%       1.13%          1.06%***
  Expenses, prior to waiver from The
    Bank of New York....................      1.04%***      1.04%       1.09%       1.13%          1.06%***
  Net investment income, net of waiver
    from The Bank of New York...........      5.66%***      5.93%       5.62%       5.51%          5.74%***
Portfolio turnover rate.................        78%           76%         57%         53%            81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS--98.6%
              EDUCATION--18.2%
$ 1,000,000   Aldine Texas Independent School
              District................................       Aaa/AAA           5.375%        2/15/09        $  1,052,670
  2,400,000   Austin Texas Independent School
              District................................       Aaa/AAA           5.000         8/01/15           2,441,256
  3,000,000   Bloomington Minnesota Independent School
              District No 271, Series B...............        Aa1/NR           5.000         2/01/19           2,975,610
  2,000,000   District of Columbia Revenue (University
              of George Washington), MBIA Insured+....       Aaa/AAA           5.500         9/15/07           2,153,160
  2,500,000   Fulton County Georgia School District...        Aa2/AA           5.375         1/01/17           2,630,725
  2,285,000   Gwinnett County Georgia School District,
              Series A................................       Aa1/AA+           6.400         2/01/09           2,597,565
  1,000,000   Illinois Educational Facility Authority
              Revenue (Northwestern University).......       Aa1/AA+           5.000        11/01/32           1,035,090
  1,000,000   Illinois Educational Facility Authority
              Revenue (University of Chicago),
              Series A................................        Aa1/AA           5.000         7/01/08           1,046,260
  1,500,000   Indiana University Student Fee,
              Series M................................        Aa2/AA           5.750         8/01/10           1,644,915
  1,425,000   Indiana University Student Fee,
              Series N, MBIA Insured+.................       Aaa/AAA           5.000         8/01/11           1,477,525
  2,935,000   New Jersey State Educational Facility
              Authority Revenue (Princeton
              University), Series H...................       Aaa/AAA           5.000         7/01/15           2,999,042
  1,000,000   New Jersey State Educational Facility
              Authority Revenue (Rowan University),
              Series C, FGIC Insured+.................       Aaa/AAA           5.250         7/01/13           1,061,860
  2,985,000   New York State Dormitory Authority
              Revenue (City University), Series E.....        A3/AA-           5.750         7/01/06           3,243,799
  1,000,000   New York State Dormitory Authority
              Revenue (Rochester Institute of
              Technology).............................       Aaa/AAA           4.625         7/01/10           1,027,060
  2,450,000   New York State Dormitory Authority
              Revenue, 4201 School Program............       Baa1/AA-          5.000         7/01/08           2,573,945
    369,523   New York State Dormitory Authority
              Revenue, Series B.......................       Aa1/AA+           7.000        10/25/08             420,251
     20,000   New York State Dormitory Authority
              Revenue, Unrefunded Balance.............        A1/A+            6.200         7/01/02              20,057

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,980,000   New York State Dormitory Authority State
              University Educational Facilities,
              Series B................................        A3/AA-           5.250%        5/15/10        $  2,108,482
  2,000,000   Ohio State Higher Education Facilities,
              Series II-A.............................        Aa2/AA           5.500        12/01/08           2,173,560
  2,020,000   Private Colleges & Universities
              Authority (Emory University Project),
              Series A................................        Aa1/AA           5.500        11/01/06           2,183,398
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aa1/AA+           5.000         9/15/08           1,053,720
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aa1/AA+           5.250         9/15/09           1,067,920
  2,185,000   Texas A & M University Revenue..........       Aa1/AA+           5.000         5/15/08           2,275,109
    235,000   Texas State Public Finance Authority
              Building Revenue (State Technical
              College), MBIA Insured+.................       Aaa/AAA           6.100         8/01/04             245,544
  3,000,000   Virginia State Public School Authority,
              Series A................................       Aa1/AA+           4.500         8/01/11           3,026,550
                                                                                                            ------------
                                                                                                              44,535,073
                                                                                                            ------------
              GENERAL OBLIGATIONS--36.4%
  2,000,000   Alexandria Virginia Public
              Improvement.............................       Aaa/AAA           5.000         1/01/17           2,036,800
  2,025,000   Arlington County Virginia Public
              Improvement.............................       Aaa/AAA           4.500         2/01/13           2,007,787
  1,000,000   Baltimore County Maryland Consolidated
              General Improvement.....................       Aaa/AAA           4.250         6/01/11             993,970
  1,000,000   Baltimore County Maryland Metropolitan
              District................................       Aaa/AAA           4.250         6/01/11             993,970
  1,000,000   Beaufort County South Carolina..........       Aaa/AAA           4.600         2/01/07           1,031,770
  1,100,000   Chicago Illinois Sales Tax Revenue, FGIC
              Insured+................................       Aaa/AAA           5.000         1/01/08           1,146,464
  3,000,000   Chicago Illinois, FSA Insured+..........       Aaa/AAA           5.500         1/01/12           3,222,930
  3,000,000   Connecticut State, Series A.............        Aa2/AA           5.000         5/15/04           3,137,970
  2,500,000   Delaware State, Series A................       Aaa/AAA           5.125         4/01/05           2,634,475
  5,000,000   Georgia State, Series C.................       Aaa/AAA           5.250         7/01/08           5,359,650
  2,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/06           2,096,700

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,000,000   Illinois State..........................        Aa2/AA           5.000%        6/01/07        $  2,095,880
  1,585,000   King County Washington, Series A........       Aa1/AA+           5.000         1/01/04           1,641,553
  1,700,000   Lake County Illinois First District Land
              Acquisition & Development...............       Aa1/AA+           4.600        12/15/07           1,754,621
  1,500,000   Lake County Illinois First District Land
              Acquisition & Development...............       Aa1/AA+           5.500        12/15/10           1,626,540
  1,135,000   Lower Colorado River Authority, Texas
              Revenue.................................       Aaa/AAA           5.000         1/01/15           1,158,494
  2,185,000   Maryland State & Local Facilities
              Loan-2nd Series.........................       Aaa/AAA           5.250         6/15/05           2,324,425
  2,000,000   Maryland State & Local Facilities
              Loan-3rd Series.........................       Aaa/AAA           5.000        10/15/07           2,110,080
  2,500,000   Massachusetts State Construction Loan,
              Series A................................        Aa3/AA           5.000         6/01/14           2,581,725
  3,550,000   Mecklenburg County Norh Carolina Public
              Improvement, Series D...................       Aaa/AAA           5.000         4/01/11           3,720,542
  1,300,000   Milwaukee Wisconsin, Series O...........        Aa2/AA           5.000         6/15/08           1,364,584
  1,290,000   Montana State, Long Range Building
              Program, Series D.......................       Aa3/AA-           5.000         8/01/08           1,367,258
  3,215,000   Nevada State Municipal Bond Bank Project
              #52, Series A...........................        Aa2/AA           6.375         5/15/06           3,567,428
  2,760,000   Nevada State Municipal Bond Bank Project
              #66 & 67, Series A......................        Aa2/AA           5.250         5/15/10           2,894,440
  2,000,000   Nevada State, Series A..................        Aa2/AA           5.000         7/01/04           2,085,460
  2,500,000   New Jersey State........................       Aa1/AA+           5.000         5/01/06           2,650,625
  2,000,000   New Jersey State, Series E..............       Aa1/AA+           5.000         7/15/04           2,096,500
  1,000,000   New York State, Series F................        A2/AA            5.000         9/15/06           1,060,070
  1,000,000   New York, Series G......................         A2/A            5.750         2/01/04           1,055,700
  1,000,000   Ohio State Infrastructure Improvement,
              Series A................................       Aa1/AA+           5.250         8/01/09           1,068,510
  5,000,000   Oklahoma Development Financial Authority
              Revenue (Samuel Roberts Noble, Inc.)....       Aaa/AAA           5.000         5/01/08           5,262,700
  1,000,000   Omaha Nebraska, Series A................       Aaa/AAA           6.500        12/01/16           1,181,290

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 3,000,000   Pennsylvania State - 1st Series.........       Aaa/AAA           5.000%        6/01/08        $  3,164,880
  2,105,000   Port of Seattle Washington Revenue,
              Series A, FGIC Insured+.................       Aaa/AAA           6.000        10/01/07           2,326,004
  2,000,000   Rhode Island, MBIA Insured+.............       Aaa/AAA           5.000         8/01/09           2,096,240
  1,345,000   Tennessee State, Series B...............       Aa1/AA+           4.500         5/01/07           1,381,759
  3,500,000   Washington State, Series A..............       Aa1/AA+           5.625         7/01/13           3,735,480
  1,000,000   Washington State, Series A..............       Aa1/AA+           6.700         2/01/05           1,097,800
  2,000,000   Washington State, Series R-92D (Motor
              Vehicle Fuel Tax).......................       Aa1/AA+           6.250         9/01/07           2,234,560
  1,500,000   Washington State, Series R-93B..........       Aa1/AA+           5.375        10/01/08           1,611,090
  2,005,000   Wisconsin State, Series 1...............        Aa2/AA           5.500        11/01/13           2,169,390
                                                                                                            ------------
                                                                                                              89,148,114
                                                                                                            ------------
              HEALTHCARE--2.7%
  1,040,000   New Jersey Health Care Facilities
              Financing Authority Revenue, (Robert
              Wood Johnson University Hospital).......        A1/A+            5.250         7/01/12           1,075,433
    425,000   New York State Medical Care Facilities
              Financing Agency, Series D, FHA
              Insured+................................       Aa2/AA+           5.100         2/15/05             433,968
  1,000,000   North Carolina Medical Care Facility
              (Duke University Health Systems),
              Series A................................        Aa3/AA           4.600         6/01/09           1,008,560
  2,000,000   Pennsylvania State Higher Educational
              Facilities Authority (University of
              Pennsylvania Health Services),
              Series B................................         A3/A            5.000         1/01/04           2,031,020
  2,000,000   Tampa Florida Revenue Health System-
              Catholic Health East....................       Aaa/AAA           5.500        11/15/06           2,146,780
                                                                                                            ------------
                                                                                                               6,695,761
                                                                                                            ------------
              HOUSING--0.2%
    500,000   Connecticut State Housing Finance
              Authority-Housing Mortgage Finance
              Program, Series C-2.....................        Aa2/AA           5.300        11/15/03             517,980
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
              OTHER--0.4%
$ 1,000,000   New York State Dormitory Authority Lease
              Revenue Court Facilities, Westchester
              County, AMBAC Insured+..................       Aa1/AA+           5.250%        8/01/13        $  1,044,210
                                                                                                            ------------
              PRE-REFUNDED SECURITIES--3.3%
     85,000   Austin Texas Utility System Revenue,
              Series B, ETM...........................         A2/A            7.250        11/15/03              92,777
     75,000   Georgia Municipal Electrical Authority
              Power Revenue, Series Z, ETM............         A2/A            5.000         1/01/04              77,859
  3,505,000   Indiana Health Facility Financing
              Authority Hospital Revenue (Charity
              Obligation Group), Series D, Floating
              Rate Notes, mandatory put 11/01/01++....        Aaa/NR           5.000        11/01/26           3,703,383
  2,000,000   Jacksonville Florida Health Facilities
              Authority Hospital Revenue (Charity
              Obligation Group), Series C, ETM........        Aa2/NR           4.875         8/15/07           2,100,280
  1,255,000   King County Washington, Series A, ETM...       Aa1/AA+           5.000         1/01/04           1,302,226
    350,000   Manatee County Florida Water Revenue,
              ETM.....................................       Aaa/AAA           4.200         3/01/05             354,347
    155,000   Monroe County New York, AMBAC
              Insured+................................       Aaa/AAA           6.000         6/01/11             167,704
     95,000   New Jersey State Turnpike Authority
              Revenue, ETM............................       Aaa/AAA           5.875         1/01/08             100,725
    280,000   New Jersey State Turnpike Authority
              Revenue, ETM............................        NR/AAA          10.375         1/01/03             301,014
                                                                                                            ------------
                                                                                                               8,200,315
                                                                                                            ------------
              SPECIAL TAX--6.7%
  1,000,000   Connecticut State Special Obligation
              Revenue, Series B.......................        A1/AA-           6.100         9/01/08           1,120,680
  1,100,000   Indiana Bond Bank Revenue, Series A.....       Aaa/AAA           5.750         2/01/06           1,184,227
  2,000,000   Indianapolis Industrial Local Public
              Improvement Bank, Series A..............       Aaa/AAA           5.500         2/01/08           2,160,160

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,000,000   Municipal Assistance Corp. for New York
              City, Series E..........................       Aa1/AA+           6.000%        7/01/05        $  2,182,240
  1,805,000   New York State Local Government
              Assistance Corp., Series A..............        A3/AA-           6.000         4/01/06           1,979,453
  2,000,000   New York State Local Government
              Assistance Corp., Series A, AMBAC
              Insured+................................       Aaa/AAA           5.000         4/01/09           2,097,720
    100,000   New York State Local Government
              Assistance Corp., Series A, Floating
              Rate Note++.............................       Aa1/AA+           2.400         4/01/22             100,000
  2,000,000   New York State Local Government
              Assistance Corp., Series C..............        A3/AA-           6.000         4/01/12           2,268,040
  3,000,000   New York, New York City Transitional
              Finance Authority Revenue, Series B.....       Aa2/AA+           5.100        11/15/07           3,203,160
                                                                                                            ------------
                                                                                                              16,295,680
                                                                                                            ------------
              STATE APPROPRIATION --9.2%
  1,980,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.300         7/01/04           2,083,138
  2,000,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.500         7/01/08           2,165,200
  1,000,000   Massachusetts Bay Transportation
              Authority, Series A.....................        Aa2/AA           5.400         3/01/08           1,074,550
  2,050,000   Metropolitan Transportation Authority
              Facility Revenue, Series 8..............        A3/AA-           5.500         7/01/06           2,218,182
  1,000,000   New York State Certificates of
              Partnership.............................        A3/AA-           5.000         3/01/04           1,039,200
  3,000,000   New York State Dormitory Authority State
              University Educational Facilities.......        A3/AA-           6.000         5/15/07           3,309,720
  2,000,000   New York State Urban Development Corp.,
              Revenue.................................        A3/AA-           5.000         1/01/14           2,017,920
  3,000,000   New York State Urban Development Corp.,
              Revenue.................................        A3/AA-           5.000         1/01/14           3,026,880

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,500,000   New York State Urban Development Corp.,
              Revenue.................................        A3/AA-           5.450%        1/01/07        $  1,605,000
  1,785,000   New York State Urban Development Corp.,
              Revenue.................................        A3/AA-           5.500         1/01/13           1,927,282
  2,000,000   New York State Urban Development Corp.,
              Revenue Correctional Facilities
              Services, Series B......................        A3/AA-           5.000         1/01/07           2,095,940
                                                                                                            ------------
                                                                                                              22,563,012
                                                                                                            ------------
              TRANSPORTATION--8.8%
  1,000,000   Central Puget Sound, Washington Transit
              Authority, FGIC Insured+................       Aaa/AAA           5.250         2/01/09           1,056,940
  2,000,000   Kansas State Department of
              Transportation Highway Revenue,
              Series A................................       Aa2/AA+           5.375         3/01/07           2,147,660
  1,750,000   Mississippi State Highway Revenue,
              Series #39..............................       Aa1/AAA           5.250         6/01/08           1,869,070
  2,000,000   New Jersey State Highway Authority
              Garden State Parkway General Revenue....        A1/AA-           5.150         1/01/07           2,125,840
  5,000,000   New Jersey State Transit Transportation
              Fund, Series A..........................        Aa2/AA           5.250         6/15/08           5,370,100
  1,200,000   New Jersey State Turnpike Authority
              Revenue, Series C, MBIA Insured+........       Aaa/AAA           6.500         1/01/08           1,367,400
  1,000,000   New York State Bridge Authority
              Revenue.................................       Aa3/AA-           5.000         1/01/07           1,053,010
  5,000,000   New York State Thruway Authority Local
              Highway & Bridge........................        A3/AA-           5.100         4/01/08           5,274,000
  1,130,000   Triborough Bridge & Tunnel Authority,
              Series Q................................        Aa3/A+           6.750         1/01/09           1,295,590
                                                                                                            ------------
                                                                                                              21,559,610
                                                                                                            ------------
              UTILITIES--12.7%
  5,000,000   Austin Texas Utility System Revenue,
              Series A, MBIA Insured+.................       Aaa/AAA           5.000         5/15/07           5,232,150
    420,000   Consumers Public Power District-Nuclear
              Facility Revenue........................        A1/A+            5.100         1/01/03             420,626

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS          RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 3,150,000   Dade County Florida Water & Sewer System
              Revenue, FGIC Insured+..................       Aaa/AAA           6.250%       10/01/07        $  3,536,726
    915,000   Georgia Municipal Electrical Authority
              Power Revenue, Series Z.................         A2/A            5.000         1/01/04             946,092
  1,000,000   Grant County Washington Public Utility
              District No. 002........................        Aa3/A+           5.600         1/01/05           1,064,640
  1,000,000   Houston Texas Water Conveyance System
              Contract, Series B, AMBAC Insured+......       Aaa/AAA           7.000        12/15/04           1,106,950
      5,000   Jacksonville Florida Electrical
              Authority Revenue, Series Two 1987A-1...        Aa2/AA           7.500        10/01/02               5,018
  3,500,000   Long Island Power Authority, New York
              Electric System Revenue, MBIA
              Insured+................................       Aaa/AAA           5.000         4/01/08           3,692,465
  1,000,000   Long Island Power Authority, New York
              Electric System Revenue, Series A, AMBAC
              Insured+................................       Aaa/AAA           5.500        12/01/10           1,097,000
  2,000,000   Milwaukee Wisconsin Metropolitan Sewer
              District, Series A......................       Aa1/AA+           6.250        10/01/04           2,167,080
  3,000,000   New York, New York City Municipal Water
              Finance Authority & Sewer System
              Revenue, Series D.......................        Aa2/AA           5.250         6/15/08           3,216,420
  1,000,000   New York State Environmental Facilities
              Corp. Pollution Control Revenue
              Loan-C..................................       Aaa/AAA           5.000         7/15/04           1,049,730
  1,320,000   Rhode Island Clean Water Protection,
              Series A................................       Aaa/AAA           5.000        10/01/11           1,374,503
    630,000   South Carolina State Public Service
              Authority Electrical Revenue &
              Electrical System Expansion.............       Aa2/AAA           4.100         7/01/06             630,120
  5,255,000   Texas State Refunding Water Financial
              Assistance, Series A & C................        Aa1/AA           5.000         8/01/09           5,470,981
                                                                                                            ------------
                                                                                                              31,010,501
                                                                                                            ------------
              TOTAL MUNICIPAL BONDS
              (Cost $231,720,305).....................                                                       241,570,256
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             MOODY'S
 NUMBER OF                                                     /S&P         INTEREST
  SHARES                                                     RATINGS          RATE        VALUE
-----------                                             ------------------  ---------  ------------
              TAX-EXEMPT MONEY MARKET FUND--0.1%
    212,574   Dreyfus Municipal Money Market Fund
              (Cost $212,574).........................        NR/NR          2.29%(a)  $    212,574
                                                                                       ------------
              TOTAL INVESTMENTS
              (Cost $231,932,879)(b)--98.7%...........                                  241,782,830
              Other assets less liabilities--1.3%.....                                    3,156,486
                                                                                       ------------
              NET ASSETS--100.0%......................                                 $244,939,316
                                                                                       ============

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION.
ETM  ESCROWED TO MATURITY.
FGIC FINANCIAL GUARANTY INSURANCE COMPANY.
FHA  FEDERAL HOUSING AUTHORITY.
FSA  FINANCIAL SECURITY ASSURANCE.
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT JUNE 30, 2001 FOR FLOATING RATES NOTES.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $9,849,951 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $9,939,916 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $89,965.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Connecticut.............................  $  4,776,630       1.9%
Delaware................................     2,634,475       1.1
District of Columbia....................     2,153,160       0.9
Florida.................................     8,143,151       3.3
Georgia.................................    13,795,289       5.6
Illinois................................    14,024,485       5.7
Indiana.................................    10,170,210       4.2
Kansas..................................     2,147,660       0.9
Kentucky................................     4,248,338       1.7
Maryland................................     6,422,445       2.6
Massachusetts...........................     3,656,275       1.5
Minnesota...............................     2,975,610       1.2
Mississippi.............................     1,869,070       0.8
Montana.................................     1,367,258       0.6
Nebraska................................     1,601,916       0.7
Nevada..................................     8,547,328       3.5
New Jersey..............................    19,148,539       7.8
New York................................    58,904,198      24.0
North Carolina..........................     4,729,102       1.9
Ohio....................................     3,242,070       1.3
Oklahoma................................     5,262,700       2.1
Pennsylvania............................     7,317,540       3.0
Rhode Island............................     3,470,743       1.4
South Carolina..........................     1,661,890       0.7
Tennessee...............................     1,381,759       0.6
Texas...................................    19,075,931       7.8
Virginia................................     7,071,137       2.9
Washington..............................    16,070,293       6.6
Wisconsin...............................     5,701,054       2.3
Tax-exempt money market fund (various
  states)...............................       212,574       0.1
                                          ------------   -------
Total value of investments..............   241,782,830      98.7
Other assets less liabilities...........     3,156,486       1.3
                                          ------------   -------
Net Assets..............................  $244,939,316     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investment at market value, (Cost $231,932,879)...............................  $  241,782,830
  Receivables:
    Interest....................................................................       3,572,710
    Investments sold............................................................       1,664,915
    Capital stock sold..........................................................          10,467
  Deferred organization costs and other assets..................................          28,810
                                                                                  --------------
    TOTAL ASSETS................................................................     247,059,732
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................       1,674,882
  Payables:
    Dividends...................................................................         262,769
    Services provided by The Bank of New York and Administrator.................         151,857
    Capital shares repurchased..................................................             500
  Accrued expenses and other liabilities........................................          30,408
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       2,120,416
                                                                                  --------------
NET ASSETS:.....................................................................  $  244,939,316
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       24,237
  Capital surplus...............................................................     234,590,139
  Accumulated net realized gain on investments..................................         474,989
  Net unrealized appreciation on investments....................................       9,849,951
                                                                                  --------------
NET ASSETS......................................................................  $  244,939,316
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  244,265,223
                                                                                  ==============
  Shares outstanding............................................................      24,170,678
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.11
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $      674,093
                                                                                  ==============
  Shares outstanding............................................................          66,661
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.11
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized at @ $.001 par value.................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $    5,857,917
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         616,624
  Administration................................................................         246,650
  Accounting services...........................................................          29,720
  Transfer agent................................................................          27,501
  Custodian.....................................................................          23,117
  Audit.........................................................................           9,535
  Amortization of organization cost.............................................           8,205
  Directors.....................................................................           5,805
  Registration and filings......................................................           3,634
  Reports to shareholders.......................................................           3,532
  Legal.........................................................................           3,083
  Cash management...............................................................           2,090
  12b-1 fee--Investor Shares....................................................             792
  Other.........................................................................          17,434
                                                                                  --------------
    TOTAL EXPENSES..............................................................         997,722
  Fees waived by The Bank of New York (Note 3)..................................         (22,663)
                                                                                  --------------
    NET EXPENSES................................................................         975,059
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       4,882,858
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................       1,011,685
  Increase in unrealized appreciation on investments during the period..........       1,297,748
                                                                                  --------------
  Net realized and unrealized gain on investments...............................       2,309,433
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    7,192,291
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................    $   4,882,858      $  10,042,373
  Net realized gain (loss) on investments.......................................        1,011,685           (468,217)
  Increase in unrealized appreciation on investments during the period..........        1,297,748         12,121,486
                                                                                    -------------      -------------
    Net increase in net assets resulting from operations........................        7,192,291         21,695,642
                                                                                    -------------      -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................       (4,871,085)       (10,022,306)
                                      Investor Shares...........................          (11,773)           (20,067)
                                                                                    -------------      -------------
                                                                                       (4,882,858)       (10,042,373)
                                                                                    -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       14,403,609         35,375,828
                               Investor Shares..................................           59,069            231,165
  Proceeds from shares issued on
      reinvestment of dividends:
                              Institutional Shares..............................           99,230            228,037
                              Investor Shares...................................           11,674             19,762
  Value of capital stock repurchased:
                                 Institutional Shares...........................      (21,464,483)       (50,084,589)
                                 Investor Shares................................           (7,958)          (111,986)
                                                                                    -------------      -------------
    Net decrease in net assets resulting from capital stock transactions........       (6,898,859)       (14,341,783)
                                                                                    -------------      -------------
      DECREASE IN NET ASSETS....................................................       (4,589,426)        (2,688,514)
NET ASSETS:
  Beginning of year.............................................................      249,528,742        252,217,256
                                                                                    -------------      -------------
  End of period.................................................................    $ 244,939,316      $ 249,528,742
                                                                                    =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        1,426,066          3,683,376
             Investor Shares....................................................            5,803             23,804
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................            9,814             23,667
                                         Investor Shares........................            1,153              2,043
  Shares repurchased:
                   Institutional Shares.........................................       (2,127,002)        (5,225,692)
                   Investor Shares..............................................             (781)           (11,497)
                                                                                    -------------      -------------
    Net decrease................................................................         (684,947)        (1,504,299)
  Shares outstanding, beginning of year.........................................       24,922,286         26,426,585
                                                                                    -------------      -------------
  Shares outstanding, end of period.............................................       24,237,339         24,922,286
                                                                                    =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL SHARES
                                          ------------------------------------------------------------------------
                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                   APRIL 1, 1997*
                                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,             THROUGH
                                           JUNE 30, 2001    -------------------------------------   DECEMBER 31,
                                            (UNAUDITED)        2000         1999         1998           1997
                                          ----------------  -----------  -----------  -----------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  10.01       $   9.54     $  10.19     $  10.27       $  10.00
                                              --------       --------     --------     --------       --------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................          0.20           0.40         0.39         0.41           0.33
Net realized and unrealized gain (loss)
  on investments........................          0.10           0.47        (0.60)        0.13           0.31
                                              --------       --------     --------     --------       --------
  Total from investment operations......          0.30           0.87        (0.21)        0.54           0.64
                                              --------       --------     --------     --------       --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....         (0.20)         (0.40)       (0.39)       (0.41)         (0.33)
Distributions from capital gains........            --             --        (0.05)       (0.21)         (0.04)
                                              --------       --------     --------     --------       --------
  Total dividends and distributions.....         (0.20)         (0.40)       (0.44)       (0.62)         (0.37)
                                              --------       --------     --------     --------       --------
Net asset value at end of period........      $  10.11       $  10.01     $   9.54     $  10.19       $  10.27
                                              ========       ========     ========     ========       ========
TOTAL RETURN:...........................          3.00%**        9.30%       (2.06)%       5.37%          6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $244,265       $248,923     $251,777     $270,065       $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.79%***       0.78%        0.79%        0.83%          0.81%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.81%***       0.79%        0.80%        0.83%          0.81%***
  Net investment income, net of waiver
    from The Bank of New York...........          3.96%***       4.10%        3.96%        4.03%          4.36%***
Portfolio turnover rate.................            15%            19%          34%          37%            30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                    INVESTOR SHARES
                                          -------------------------------------------------------------------
                                                                                                   FOR THE
                                                                                                   PERIOD
                                                                        YEAR ENDED              MAY 1, 1997*
                                          SIX MONTHS ENDED             DECEMBER 31,                THROUGH
                                           JUNE 30, 2001    ----------------------------------  DECEMBER 31,
                                            (UNAUDITED)        2000        1999        1998         1997
                                          ----------------  ----------  ----------  ----------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $10.02         $ 9.55      $10.19      $10.28       $ 9.99
                                               ------         ------      ------      ------       ------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.19           0.37        0.23        0.38         0.27
Net realized and unrealized gain (loss)
  on investments........................         0.09           0.47       (0.45)       0.12         0.33
                                               ------         ------      ------      ------       ------
  Total from investment operations......         0.28           0.84       (0.22)       0.50         0.60
                                               ------         ------      ------      ------       ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.19)         (0.37)      (0.37)      (0.38)       (0.27)
Distributions from capital gains........           --             --       (0.05)      (0.21)       (0.04)
                                               ------         ------      ------      ------       ------
  Total dividends and distributions.....        (0.19)         (0.37)      (0.42)      (0.59)       (0.31)
                                               ------         ------      ------      ------       ------
Net asset value at end of period........       $10.11         $10.02      $ 9.55      $10.19       $10.28
                                               ======         ======      ======      ======       ======
TOTAL RETURN:...........................         2.77%**        9.03%      (2.22)%      4.95%        6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................       $  674         $  606      $  441      $  473       $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of
    New York............................         1.04%***       1.03%       1.07%       1.13%        1.15%***
  Expenses, prior to waiver from The
    Bank of
    New York............................         1.06%***       1.04%       1.07%       1.13%        1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........         3.72%***       3.85%       2.31%       3.74%        3.98%***
Portfolio turnover rate.................           15%            19%         34%         37%          30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS--93.2%
             EDUCATION--10.4%
$1,000,000   Dutchess County, New York Industrial
             Development Agency (Bard College Civic
             Facilities).............................   A3/NR    5.750%            8/01/08            $ 1,089,660
 1,500,000   New York State Dormitory Authority, New
             York University, Series A, AMBAC
             Insured+................................  Aaa/AAA   5.500             7/01/09              1,635,675
 1,700,000   New York State Dormitory Authority, New
             York University, Series A, MBIA
             Insured+................................  Aaa/AAA   5.500             7/01/04              1,802,816
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology.......  Aaa/AAA   5.000             7/01/13                515,085
                                                                                                      -----------
                                                                                                        5,043,236
                                                                                                      -----------
             GENERAL OBLIGATIONS--15.1%
    60,000   Monroe County, New York, Unrefunded
             Balance, Series B.......................  Aa2/AA    7.000             6/01/03                 61,272
 1,000,000   New York State..........................   A2/AA    5.125             6/15/04              1,049,920
   500,000   New York State..........................   A2/AA    5.125             1/15/15                507,620
 2,250,000   New York State, Series A................   A2/AA    5.250             3/15/15              2,328,142
   500,000   New York State, Series C................   A2/AA    5.000             6/15/11                523,835
   500,000   New York, New York, Series A............   A2/A     6.250             8/01/08                555,005
   525,000   New York, New York, Series C............   A2/A     5.500             8/15/08                567,310
   500,000   New York, New York, Series H............   A2/A     5.750             3/15/08                539,170
   415,000   New York, New York, Series I............   A2/A     5.750             3/15/08                447,511
   750,000   Suffolk County, New York, Series B, FGIC
             Insured+................................  Aaa/AAA   5.000             10/01/13               771,210
                                                                                                      -----------
                                                                                                        7,350,995
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HEALTHCARE--4.3%
$  205,000   New York State Dormitory Authority, Our
             Lady of Consolation Nursing Home, FHA
             Insured+................................   NR/AA    5.200%            8/01/05            $   208,571
   400,000   New York State Dormitory Authority,
             University of Rochester - Strong
             Memorial Hospital.......................   A1/A+    5.000             7/01/02                408,824
 1,000,000   Westchester County, New York, Healthcare
             Corp., Series B.........................  Aaa/AAA   5.125             11/01/15             1,026,440
   400,000   Westchester County, New York, Healthcare
             Corp., Series B.........................  Aaa/AAA   5.250             11/01/11               429,268
                                                                                                      -----------
                                                                                                        2,073,103
                                                                                                      -----------
             HOUSING--3.5%
   500,000   New York State Mortgage
             Revenue--Homeowner Mortgage,
             Series 37-A.............................  Aa1/NR    5.850             4/01/06                532,865
   500,000   New York State Mortgage
             Revenue--Homeowner Mortgage,
             Series 39...............................  Aa1/NR    5.300             4/01/04                520,690
   630,000   New York State Mortgage
             Revenue--Homeowner Mortgage,
             Series 70...............................  Aa1/NR    5.375             10/01/17               636,691
                                                                                                      -----------
                                                                                                        1,690,246
                                                                                                      -----------
             INDUSTRIAL DEVELOPMENT BONDS--3.7%
   700,000   Hempstead Town--New York Industrial
             Development Agency (American Refinery
             Fuel Co. Project).......................  Aaa/AAA   4.875             12/01/06               736,190
 1,000,000   Hempstead Town--New York Industrial
             Development Agency (American Refinery
             Fuel Co. Project).......................  Aaa/AAA   5.000             12/01/07             1,056,110
                                                                                                      -----------
                                                                                                        1,792,300
                                                                                                      -----------
             OTHER--3.9%
 1,800,000   New York State Dormitory Authority,
             Lease Revenue Court Facilities,
             Westchester County, AMBAC Insured+......  Aa1/AA+   5.125             8/01/12              1,876,734
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             PREFUNDED/ESCROW/U.S. GUARANTEED--1.6%
$  635,000   New York State Housing Finance Agency,
             State University Construction, ETM......  Aaa/AAA   6.500%            11/01/06           $   687,445
    77,000   Puerto Rico Commonwealth Aqueduct &
             Sewer Authority Revenue, ETM............  Aaa/AAA   4.500             7/01/02                 77,630
                                                                                                      -----------
                                                                                                          765,075
                                                                                                      -----------
             SPECIAL TAX--15.7%
 1,000,000   Metropolitan Transportation Authority
             Dedicated Tax Fund, Series A, MBIA
             Insured+................................  Aaa/AAA   6.000             4/01/05              1,088,670
 1,000,000   Municipal Assistance Corp. for New York
             City, Series E..........................  Aa1/AA+   4.800             7/01/03              1,034,580
 2,000,000   Municipal Assistance Corp. for New York
             City, Series E..........................  Aa1/AA+   6.000             7/01/05              2,182,240
   600,000   New York State Local Government
             Assistance Corp., Series A, Floating
             Rate Note++.............................  Aa1/AA+   2.400             4/01/22                600,000
   600,000   New York State Local Government
             Assistance Corp., Series B..............  A3/AA-    5.000             4/01/02                610,542
   500,000   New York State Local Government
             Assistance Corp., Series E..............  A3/AA-    4.800             4/01/05                521,410
 1,225,000   New York, New York City Transitional
             Finance Authority, Series A.............  Aa2/AA+   5.000             8/15/05              1,293,563
   300,000   New York, New York City Transitional
             Finance Authority, Series B.............  Aa2/AA+   5.000             11/15/10               315,162
                                                                                                      -----------
                                                                                                        7,646,167
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION--18.1%
$1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue, Transit
             Facilities, Series O....................  A3/AA-    5.750%            7/01/07            $ 1,098,760
   300,000   New York State Certificates of
             Partnership.............................  A3/AA-    4.125             9/01/04                306,024
   250,000   New York State Dormitory Authority,
             Albany County...........................  A3/AA-    5.500             4/01/08                269,535
   500,000   New York State Dormitory Authority,
             Mental Health Services Facilities,
             Series D................................  NR/AA-    5.000             8/15/10                519,280
   500,000   New York State Dormitory Authority,
             State University Dormitory Facilities,
             Series A................................  NR/AA-    5.500             7/01/10                542,080
   250,000   New York State Dormitory Authority,
             State University Educational
             Facilities..............................  A3/AA-    5.500             5/15/09                270,017
 1,000,000   New York State Dormitory Authority,
             State University Educational Facilities,
             MBIA Insured+...........................  Aaa/AAA   5.000             5/15/15              1,016,870
   300,000   New York State Dormitory Authority,
             State University Educational Facilities,
             Series B................................  A3/AA-    5.200             5/15/03                311,118
   480,000   New York State Medical Care Facilities,
             Mental Health Service Facilities,
             Series F................................  A3/AA-    6.100             8/15/02                497,088
   500,000   New York State Thruway Authority Service
             Contract Revenue, Highway & Bridge Trust
             Fund....................................  A3/AA-    6.000             4/01/07                550,115
   750,000   New York State Thruway Authority Service
             Contract, Highway & Bridge Trust Fund...  A3/AA-    5.625             4/01/07                812,055
   500,000   New York State Thruway Authority Service
             Contract, Highway & Bridge Trust Fund,
             Series A, FGIC Insured+.................  Aaa/AAA   5.000             4/01/10                526,770
 1,000,000   New York State Urban Development
             Corp....................................  A3/AA-    5.900             1/01/07              1,045,820
   500,000   New York State Urban Development Corp.,
             Correctional Facilities Service
             Contract, Series A......................  A3/AA-    5.000             1/01/12                512,885
   500,000   New York State Urban Development Corp.,
             Correctional Facilities, AMBAC
             Insured+................................  Aaa/AAA   5.625             1/01/07                523,810
                                                                                                      -----------
                                                                                                        8,802,227
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                               /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS    RATE               DATE                VALUE
----------                                             -------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--9.1%
$  500,000   Port Authority of New York & New
             Jersey..................................  A1/AA-    4.750%            10/01/08           $   522,745
   250,000   Port Authority of New York & New
             Jersey..................................  A1/AA-    5.100             8/01/01                250,538
 1,000,000   Port Authority of New York & New
             Jersey..................................  A1/AA-    5.300             8/01/03              1,033,350
   500,000   Port Authority of New York & New
             Jersey..................................  A1/AA-    6.100             10/15/02               517,665
   400,000   Triborough Bridge & Tunnel Authority,
             General Purpose, Series A...............  Aa3/A+    4.600             1/01/05                413,996
   500,000   Triborough Bridge & Tunnel Authority,
             General Purpose, Series B...............  Aa3/A+    5.500             1/01/07                539,295
 1,000,000   Triborough Bridge & Tunnel Authority,
             General Purpose, Series Y...............  Aa3/A+    6.000             1/01/12              1,135,240
                                                                                                      -----------
                                                                                                        4,412,829
                                                                                                      -----------
             UTILITIES--7.8%
 1,000,000   Long Island Power Authority, New York
             Electric System Revenue, Series A, AMBAC
             Insured+................................  Aaa/AAA   5.500             12/01/10             1,097,000
   300,000   New York State Environmental Facilities
             Corp., PCR State Water, Series D........  Aaa/AAA   6.000             5/15/02                308,826
   500,000   New York State Environmental Facilities
             Corp., Pollution Control Revenue........  Aaa/AA+   5.750             6/15/08                552,060
   500,000   New York State Environmental Facilities
             Corp., Series C.........................  Aa1/AA-   5.250             6/15/12                526,215
   750,000   New York State Power Authority,
             Series A................................  Aa2/AA-   5.500             11/15/10               786,165
   500,000   Suffolk County, New York Water
             Authority, Waterworks Revenue, MBIA
             Insured+................................  Aaa/AAA   5.100             6/01/07                531,985
                                                                                                      -----------
                                                                                                        3,802,251
                                                                                                      -----------
             TOTAL MUNICIPAL BONDS
             (Cost $43,873,832)......................                                                  45,255,163
                                                                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                       MOODY'S
NUMBER OF                                               /S&P    INTEREST
  SHARES                                               RATINGS    RATE       VALUE
----------                                             -------  --------  -----------
             TAX-EXEMPT MONEY MARKET FUND--4.4%
1,421,853    Dreyfus Municipal Money Market Fund.....   NR/NR   2.64%(a).... $ 1,421,853
  682,759    Federated New York Tax Free.............   NR/NR   2.33(a).      682,758
                                                                          -----------
             TOTAL TAX-EXEMPT MONEY MARKET FUND
             (Cost $2,104,611).......................                       2,104,611
                                                                          -----------
             TOTAL INVESTMENTS
             (Cost $45,978,443)(b)--97.6%............                      47,359,774
             Other assets less liabilities--2.4%.....                       1,162,472
                                                                          -----------
             NET ASSETS--100.0%......................                     $48,522,246
                                                                          ===========

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION.
ETM  ESCROWED TO MATURITY.
FGIC FINANCIAL GUARANTY INSURANCE COMPANY.
FHA  FEDERAL HOUSING AUTHORITY.
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT AT JUNE 30, 2001 FOR FLOATING RATES
     NOTES.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $1,381,331 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $1,405,385 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $24,054.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $45,978,443)..........................................................  $   47,359,774
  Receivables:
    Interest....................................................................         723,790
    Investments sold............................................................         521,069
    Capital stock sold..........................................................           2,040
  Other assets..................................................................          10,457
                                                                                  --------------
    TOTAL ASSETS................................................................      48,617,130
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................          50,703
    Services provided by The Bank of New York and Administrator.................          21,386
    Capital stock repurchased...................................................           6,724
  Accrued expenses and other liabilities........................................          16,071
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          94,884
                                                                                  --------------
NET ASSETS:.....................................................................  $   48,522,246
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        4,546
  Capital surplus...............................................................      46,777,081
  Accumulated net realized gain on investments..................................         359,288
  Net unrealized appreciation on investments....................................       1,381,331
                                                                                  --------------
NET ASSETS......................................................................  $   48,522,246
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   41,473,202
                                                                                  ==============
  Shares outstanding............................................................       3,885,501
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.67
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    7,049,044
                                                                                  ==============
  Shares outstanding............................................................         660,225
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.68
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $    1,024,672
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         110,120
  Administration................................................................          44,048
  Accounting services...........................................................          29,738
  Transfer agent................................................................          18,608
  Audit.........................................................................          12,328
  12b-1 fee--Investor Shares....................................................           9,645
  Custodian.....................................................................           5,954
  Directors.....................................................................           5,816
  Registration and filings......................................................           4,787
  Legal.........................................................................             762
  Reports to shareholders.......................................................             708
  Cash management...............................................................             690
  Other.........................................................................           8,997
                                                                                  --------------
    TOTAL EXPENSES..............................................................         252,201
  Fees waived by The Bank of New York (Note 3)..................................         (68,565)
                                                                                  --------------
    NET EXPENSES................................................................         183,636
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         841,036
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................         322,785
  Increase in unrealized appreciation on investments during the period..........         210,682
                                                                                  --------------
  Net realized and unrealized gain on investments...............................         533,467
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    1,374,503
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................    $     841,036      $   1,601,515
  Net realized gain on investments..............................................          322,785             86,268
  Increase in unrealized appreciation on investments during the period..........          210,682          1,656,395
                                                                                    -------------      -------------
    Net increase in net assets resulting from operations........................        1,374,503          3,344,178
                                                                                    -------------      -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................         (701,871)        (1,305,220)
                                      Investor Shares...........................         (139,165)          (296,295)
                                                                                    -------------      -------------
                                                                                         (841,036)        (1,601,515)
                                                                                    -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................       11,931,135          6,135,155
                               Investor Shares..................................          374,835            975,672
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares..........................................          175,280            316,792
                Investor Shares.................................................          108,974            222,280
  Value of capital stock repurchased:
                                 Institutional Shares...........................       (4,272,043)        (6,102,175)
                                 Investor Shares................................       (1,552,443)        (1,545,253)
                                                                                    -------------      -------------
    Net increase in net assets resulting from capital stock transactions........        6,765,738              2,471
                                                                                    -------------      -------------
      INCREASE IN NET ASSETS....................................................        7,299,205          1,745,134
NET ASSETS:
  Beginning of year.............................................................       41,223,041         39,477,907
                                                                                    -------------      -------------
  End of period.................................................................    $  48,522,246      $  41,223,041
                                                                                    =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................        1,120,426            601,990
             Investor Shares....................................................           35,171             95,623
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................           16,436             31,011
                                         Investor Shares........................           10,213             21,768
  Shares repurchased:
                   Institutional Shares.........................................         (400,114)          (597,627)
                   Investor Shares..............................................         (145,685)          (151,985)
                                                                                    -------------      -------------
    Net increase................................................................          636,447                780
  Shares outstanding, beginning of year.........................................        3,909,279          3,908,499
                                                                                    -------------      -------------
  Shares outstanding, end of period.............................................        4,545,726          3,909,279
                                                                                    =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL SHARES
                                          --------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,          APRIL 1, 1997*
                                           JUNE 30, 2001    -------------------------------------       THROUGH
                                            (UNAUDITED)        2000         1999         1998      DECEMBER 31, 1997
                                          ----------------  -----------  -----------  -----------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.54         $ 10.10      $ 10.65      $ 10.52         $ 10.16
                                              -------         -------      -------      -------         -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.20            0.41         0.41         0.41            0.31
Net realized and unrealized gain (loss)
  on investments........................         0.13            0.44        (0.55)        0.14            0.36
                                              -------         -------      -------      -------         -------
  Total from investment operations......         0.33            0.85        (0.14)        0.55            0.67
                                              -------         -------      -------      -------         -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.20)          (0.41)       (0.41)       (0.41)          (0.31)
Distributions from capital gains........           --              --           --        (0.01)             --
                                              -------         -------      -------      -------         -------
  Total dividends and distributions.....        (0.20)          (0.41)       (0.41)       (0.42)          (0.31)
                                              -------         -------      -------      -------         -------
Net asset value at end of period........      $ 10.67         $ 10.54      $ 10.10      $ 10.65         $ 10.52
                                              =======         =======      =======      =======         =======
TOTAL RETURN:...........................         3.19%**         8.66%       (1.35)%       5.30%           6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $41,473         $33,202      $31,446      $31,519         $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.79%***        0.79%        0.82%        0.90%           0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.10%***        1.06%        1.07%        1.07%           1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........         3.86%***        4.05%        3.93%        3.85%           3.98%***
Portfolio turnover rate.................           13%             16%          32%          24%             21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                          --------------------------------------------------------------------------
                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001     -------------------------------------------------------
                                            (UNAUDITED)         2000          1999        1998      1997      1996
                                          ----------------   -----------   -----------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.55          $ 10.10       $ 10.65     $ 10.52   $ 10.29   $ 10.34
                                              -------          -------       -------     -------   -------   -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.19             0.39          0.38        0.38      0.39      0.40
Net realized and unrealized gain (loss)
  on investments........................         0.13             0.45         (0.55)       0.14      0.23     (0.05)
                                              -------          -------       -------     -------   -------   -------
  Total from investment operations......         0.32             0.84         (0.17)       0.52      0.62      0.35
                                              -------          -------       -------     -------   -------   -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.19)           (0.39)        (0.38)      (0.38)    (0.39)    (0.40)
Distributions from capital gains........           --               --            --       (0.01)       --        --
                                              -------          -------       -------     -------   -------   -------
  Total dividends and distributions.....        (0.19)           (0.39)        (0.38)      (0.39)    (0.39)    (0.40)
                                              -------          -------       -------     -------   -------   -------
Net asset value at end of period........      $ 10.68          $ 10.55       $ 10.10     $ 10.65   $ 10.52   $ 10.29
                                              =======          =======       =======     =======   =======   =======
TOTAL RETURN:+..........................         3.06%**          8.49%        (1.60)%      5.04%     6.19%     3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $ 7,049          $ 8,021       $ 8,032     $11,580   $10,368   $36,737
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.04%***         1.03%         1.07%       1.15%     1.02%     0.90%
  Expenses, prior to waiver from The
    Bank of New York....................         1.34%***         1.31%         1.30%       1.32%     1.32%     1.18%
  Net investment income, net of waiver
    from The Bank of New York...........         3.61%***         3.81%         3.65%       3.61%     3.88%     3.91%
Portfolio turnover rate.................           13%              16%           32%         24%       21%       22%

**   NOT ANNUALIZED.
***  ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             -----------
            COMMON STOCKS--87.5%
            ADVERTISING AND MARKETING
            SERVICES--0.3%
     300    Omnicom Group, Inc......................  $    25,800
     600    The Interpublic Group of Cos., Inc......       17,610
     150    TMP Worldwide, Inc.*....................        8,866
                                                      -----------
                                                           52,276
                                                      -----------
            AEROSPACE AND DEFENSE--1.1%
     350    General Dynamics Corp...................       27,233
     150    Goodrich Corp...........................        5,697
     700    Lockheed Martin Corp....................       25,935
     150    Northrop Grumman Corp...................       12,015
     550    Raytheon Co.............................       14,602
   1,400    The Boeing Co...........................       77,840
     750    United Technologies Corp................       54,945
                                                      -----------
                                                          218,267
                                                      -----------
            AIRLINES--0.2%
     250    AMR Corp................................        9,032
     200    Delta Air Lines, Inc....................        8,816
   1,175    Southwest Airlines Co...................       21,726
     100    US Airways Group, Inc.*.................        2,430
                                                      -----------
                                                           42,004
                                                      -----------
            ALUMINUM, STEEL AND OTHER
            METALS--0.5%
     500    Alcan, Inc..............................       21,010
   1,356    Alcoa, Inc..............................       53,426
     100    Allegheny Technologies, Inc.............        1,809
     200    Freeport-McMoRan Copper & Gold, Inc.,
            Class B*................................        2,210
     250    Inco Ltd.*..............................        4,315
     150    Nucor Corp..............................        7,333
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     100    Phelps Dodge Corp.......................  $     4,150
     100    USX-U.S. Steel Group....................        2,015
                                                      -----------
                                                           96,268
                                                      -----------
            AUTOMOTIVE--1.1%
     200    AutoZone, Inc.*.........................        7,500
     200    Dana Corp...............................        4,668
     850    Delphi Automotive Systems Corp..........       13,540
   2,897    Ford Motor Co...........................       71,121
     900    General Motors Corp.....................       57,915
     500    Harley-Davidson, Inc....................       23,540
     150    Johnson Controls, Inc...................       10,870
     100    Navistar International Corp.*...........        2,813
     150    PACCAR, Inc.............................        7,713
     200    TRW, Inc................................        8,200
     189    Visteon Corp.*..........................        3,474
                                                      -----------
                                                          211,354
                                                      -----------
            BANKING AND FINANCE--5.7%
     550    AmSouth Bancorp.........................       10,169
   2,550    Bank of America Corp....................      153,076
   1,850    Bank One Corp...........................       66,230
     650    BB&T Corp...............................       23,855
     307    Charter One Financial, Inc..............        9,793
     300    Comerica, Inc...........................       17,280
     923    Fifth Third Bancorp.....................       55,426
   1,550    First Union Corp........................       54,157
   1,705    FleetBoston Financial Corp..............       67,262
     250    Golden West Financial Corp..............       16,060
     355    Huntington Bancshares, Inc..............        5,804
   3,150    J.P. Morgan Chase & Co..................      140,490
     650    KeyCorp.................................       16,932
     750    Mellon Financial Corp...................       34,500
     950    National City Corp......................       29,241

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     350    Northern Trust Corp.....................  $    21,875
     350    Regions Financial Corp..................       11,200
     500    SouthTrust Corp.........................       13,000
     500    State Street Corp.......................       24,745
     450    SunTrust Banks, Inc.....................       29,151
   1,150    The Bank of New York Co., Inc...........       55,200
   2,991    U.S. Bancorp............................       68,165
     200    Union Planters Corp.....................        8,720
     350    Wachovia Corp...........................       24,902
   1,400    Washington Mutual, Inc..................       52,570
   2,750    Wells Fargo & Co........................      127,682
     200    Zions Bancorp...........................       11,800
                                                      -----------
                                                        1,149,285
                                                      -----------
            BEVERAGES, FOOD AND TOBACCO--3.9%
      50    Adolph Coors Co.........................        2,509
   1,450    Anheuser-Busch Cos., Inc................       59,740
     977    Archer-Daniels-Midland Co...............       12,701
     100    Brown-Forman Corp., Class B.............        6,394
     650    Campbell Soup Co........................       16,737
     650    Coca-Cola Enterprises, Inc..............       10,627
     850    ConAgra Foods, Inc......................       16,838
     450    General Mills, Inc......................       19,701
     550    H.J. Heinz Co...........................       22,489
     200    Hershey Foods Corp......................       12,342
     650    Kellogg Co..............................       18,850
   2,050    McDonald's Corp.........................       55,473
   2,350    PepsiCo, Inc............................      103,870
   3,500    Philip Morris Cos., Inc.................      177,625
     500    Ralston Purina Group....................       15,010
     200    SUPERVALU, Inc..........................        3,510
   3,950    The Coca-Cola Co........................      177,750
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     250    The Pepsi Bottling Group, Inc...........  $    10,025
     200    The Quaker Oats Co......................       18,250
     250    UST, Inc................................        7,215
     350    Wm. Wrigley Jr. Co......................       16,397
                                                      -----------
                                                          784,053
                                                      -----------
            BIOSCIENCES--0.6%
   1,650    Amgen, Inc.*............................      100,122
     250    Biogen, Inc.*...........................       13,590
     300    Chiron Corp.*...........................       15,300
                                                      -----------
                                                          129,012
                                                      -----------
            BUILDING AND BUILDING PRODUCTS--1.1%
     200    Ecolab, Inc.............................        8,194
     352    Georgia-Pacific Group...................       11,915
     150    Louisiana-Pacific Corp..................        1,759
     700    Masco Corp..............................       17,472
   3,700    The Home Depot, Inc.....................      172,235
     250    The Sherwin-Williams Co.................        5,550
     150    Vulcan Materials Co.....................        8,062
                                                      -----------
                                                          225,187
                                                      -----------
            BUSINESS EQUIPMENT AND SERVICES--0.2%
     250    Convergys Corp.*........................        7,562
     200    Lexmark International, Inc.*............       13,450
     400    Pitney Bowes, Inc.......................       16,848
   1,100    Xerox Corp..............................       10,527
                                                      -----------
                                                           48,387
                                                      -----------
            CHEMICALS--1.0%
     350    Air Products and Chemicals, Inc.........       16,012
     100    Ashland, Inc............................        4,010

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   1,650    duPont (E.I.) de Nemours & Co...........  $    79,596
     150    Eastman Chemical Co.....................        7,144
      50    Great Lakes Chemical Corp...............        1,542
     150    Hercules, Inc.*.........................        1,695
     250    PPG Industries, Inc.....................       13,142
     250    Praxair, Inc............................       11,750
     350    Rohm and Haas Co........................       11,515
     100    Sigma-Aldrich Corp......................        3,862
   1,422    The Dow Chemical Co.....................       47,281
                                                      -----------
                                                          197,549
                                                      -----------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--3.5%
   7,025    AOL Time Warner, Inc.*..................      372,325
     950    Clear Channel Communications, Inc.*.....       59,565
   1,500    Comcast Corp.*..........................       65,100
     450    Gannett Co., Inc........................       29,655
      50    Meredith Corp...........................        1,790
     300    The McGraw-Hill Cos., Inc...............       19,845
     350    Univision Communications, Inc.*.........       14,973
   2,820    Viacom, Inc., Class B*..................      145,935
                                                      -----------
                                                          709,188
                                                      -----------
            COMPUTER SERVICES--0.6%
     250    Computer Sciences Corp.*................        8,650
     550    Compuware Corp.*........................        7,694
     750    Electronic Data Systems Corp............       46,875
     350    Intuit, Inc.*...........................       13,996
     500    Network Appliance, Inc.*................        6,850
     150    Sapient Corp.*..........................        1,462
     500    Unisys Corp.*...........................        7,355
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     900    Yahoo!, Inc.*...........................  $    17,991
                                                      -----------
                                                          110,873
                                                      -----------
            COMPUTERS--MICRO--3.2%
     550    Apple Computer, Inc.*...................       12,787
   2,650    Compaq Computer Corp....................       41,048
   4,100    Dell Computer Corp.*....................      106,395
     500    Gateway, Inc.*..........................        8,225
   3,050    Hewlett-Packard Co......................       87,230
   2,750    International Business Machines Corp.
            (IBM)...................................      310,750
   5,150    Sun Microsystems, Inc.*.................       80,958
                                                      -----------
                                                          647,393
                                                      -----------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--5.8%
     400    Adobe Systems, Inc......................       18,800
     100    Autodesk, Inc...........................        3,730
     350    BMC Software, Inc.*.....................        7,889
     400    BroadVision, Inc.*......................        2,000
  11,600    Cisco Systems, Inc.*....................      211,120
     300    Citrix Systems, Inc.*...................       10,470
     900    Computer Associates International,
            Inc.....................................       32,400
   3,500    EMC Corp.*..............................      101,675
     150    Mercury Interactive Corp.*..............        8,985
   8,550    Microsoft Corp.*........................      620,730
     150    NCR Corp.*..............................        7,050
     400    Parametric Technology Corp.*............        5,596
     450    PeopleSoft, Inc.*.......................       22,153
     700    Siebel Systems, Inc.*...................       32,830
     650    VERITAS Software Corp.*.................       43,244
     550    Xilinx, Inc.*...........................       22,682
                                                      -----------
                                                        1,151,354
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            CONGLOMERATES--3.9%
  15,800    General Electric Co.....................  $   770,250
     250    Textron, Inc............................       13,760
                                                      -----------
                                                          784,010
                                                      -----------
            CONSUMER GOODS AND SERVICES--0.8%
     100    American Greetings Corp.................        1,100
     200    Avery Dennison Corp.....................       10,210
     100    Brunswick Corp..........................        2,403
   1,350    Cendant Corp.*..........................       26,325
     450    Eastman Kodak Co........................       21,006
     250    Fortune Brands, Inc.....................        9,590
     250    Hasbro, Inc.............................        3,612
     650    Mattel, Inc.............................       12,298
   1,200    Sara Lee Corp...........................       22,728
      50    Tupperware Corp.........................        1,171
     900    Unilever NV ADR.........................       53,613
                                                      -----------
                                                          164,056
                                                      -----------
            CONTAINERS AND PACKAGING--0.1%
      50    Ball Corp...............................        2,378
     100    Bemis Co., Inc..........................        4,017
     250    Pactiv Corp.*...........................        3,350
     150    Sealed Air Corp.*.......................        5,587
                                                      -----------
                                                           15,332
                                                      -----------
            DATA PROCESSING SYSTEMS--0.6%
   1,000    Automatic Data Processing, Inc..........       49,700
     650    First Data Corp.........................       41,762
     200    Fiserv, Inc.*...........................       12,796
     575    Paychex, Inc............................       23,000
                                                      -----------
                                                          127,258
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT AND COMPONENTS--4.2%
     550    Advanced Micro Devices, Inc.*...........  $    15,884
     733    Agilent Technologies, Inc.*.............       23,822
     600    Altera Corp.*...........................       17,400
     300    American Power Conversion Corp.*........        4,725
     550    Analog Devices, Inc.*...................       23,787
   1,300    Applied Materials, Inc.*................       63,830
     450    Applied Micro Circuits Corp.*...........        7,740
     350    Conexant Systems, Inc.*.................        3,132
     150    Cooper Industries, Inc..................        5,938
     700    Emerson Electric Co.....................       42,350
  10,650    Intel Corp..............................      311,512
     300    Jabil Circuit, Inc.*....................        9,258
     300    KLA-Tencor Corp.*.......................       17,541
     500    Linear Technology Corp..................       22,110
     550    LSI Logic Corp.*........................       10,340
     500    Maxim Integrated Products, Inc.*........       22,105
     950    Micron Technology, Inc..................       39,045
     300    Molex, Inc..............................       10,959
     250    National Semiconductor Corp.*...........        7,280
     250    Novellus Systems, Inc.*.................       14,197
     893    Palm, Inc.*.............................        5,421
     100    Power-One, Inc.*........................        1,664
     150    QLogic Corp.*...........................        9,667
     300    Rockwell International Corp.............       11,436
     500    Sanmina Corp.*..........................       11,705
   1,000    Solectron Corp.*........................       18,300
     350    Symbol Technologies, Inc................        7,770

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     150    Tektronix, Inc.*........................  $     4,072
     300    Teradyne, Inc.*.........................        9,930
   2,750    Texas Instruments, Inc..................       86,625
      50    Thomas & Betts Corp.....................        1,103
     250    Vitesse Semiconductor Corp.*............        5,260
                                                      -----------
                                                          845,908
                                                      -----------
            FINANCIAL SERVICES--6.9%
     150    Ambac Financial Group, Inc..............        8,730
   2,100    American Express Co.....................       81,480
     350    Capital One Financial Corp..............       21,000
   7,976    Citigroup, Inc..........................      421,452
     350    Concord EFS, Inc.*......................       18,203
     200    Countrywide Credit Industries, Inc......        9,176
     100    Deluxe Corp.............................        2,890
     200    Equifax, Inc............................        7,336
   1,600    Fannie Mae..............................      136,240
     400    Franklin Resources, Inc.................       18,308
   1,100    Freddie Mac.............................       77,000
     150    H&R Block, Inc..........................        9,682
     750    Household International, Inc............       50,025
     500    John Hancock Financial Services, Inc....       20,130
     400    Lehman Brothers Holdings, Inc...........       31,100
     450    Marsh & McLennan Cos., Inc..............       45,450
     225    MBIA, Inc...............................       12,528
   1,350    MBNA Corp...............................       44,482
   1,350    Merrill Lynch & Co., Inc................       79,987
     200    MGIC Investment Corp....................       14,528
     250    Moody's Corp............................        8,375
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   1,750    Morgan Stanley Dean Witter & Co.........  $   112,402
     450    PNC Financial Services Group............       29,605
     450    Providian Financial Corp................       26,640
     350    Stilwell Financial, Inc.................       11,746
     450    Synovus Financial Corp..................       14,121
     200    T. Rowe Price Group, Inc................        7,478
     150    The Bear Stearns Cos., Inc..............        8,845
   2,200    The Charles Schwab Corp.................       33,660
     250    USA Education, Inc......................       18,250
                                                      -----------
                                                        1,380,849
                                                      -----------
            FOREST AND PAPER PRODUCTS--0.4%
     100    Boise Cascade Corp......................        3,517
     785    International Paper Co..................       28,025
      50    Potlatch Corp...........................        1,721
     100    Temple-Inland, Inc......................        5,329
     150    The Mead Corp...........................        4,071
     150    Westvaco Corp...........................        3,643
     350    Weyerhaeuser Co.........................       19,240
     200    Willamette Industries, Inc..............        9,900
                                                      -----------
                                                           75,446
                                                      -----------
            HEALTH CARE PRODUCTS AND
            SERVICES--4.7%
   2,450    Abbott Laboratories.....................      117,625
     200    Allergan, Inc...........................       17,100
   2,100    American Home Products Corp.............      122,724
     300    Applera Corp.--Applied Biosystems
            Group...................................        8,025
     100    Bausch & Lomb, Inc......................        3,624
     950    Baxter International, Inc...............       46,550
     400    Becton, Dickinson & Co..................       14,316

SEE NOTES TO FINANCIAL STATEMENTS.

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        BNY HAMILTON S&P 500 INDEX FUND

        SCHEDULE OF INVESTMENTS (CONTINUED)

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     275    Biomet, Inc.............................  $    13,217
     600    Boston Scientific Corp.*................       10,200
     100    C. R. Bard, Inc.........................        5,695
     725    Cardinal Health, Inc....................       50,025
     500    Guidant Corp.*..........................       18,000
     850    HCA-The Healthcare Co...................       38,412
     600    HEALTHSOUTH Corp.*......................        9,582
     250    Humana, Inc.*...........................        2,463
     450    IMS Health, Inc.........................       12,825
   4,842    Johnson & Johnson.......................      242,100
     150    Manor Care, Inc.*.......................        4,763
     450    McKesson HBOC, Inc......................       16,704
   1,900    Medtronic, Inc..........................       87,419
     150    Quintiles Transnational Corp.*..........        3,788
     150    St. Jude Medical, Inc...................        9,000
     300    Stryker Corp............................       16,455
     500    Tenet Healthcare Corp.*.................       25,795
     500    UnitedHealth Group, Inc.................       30,875
     100    Wellpoint Health Networks, Inc.*........        9,424
                                                      -----------
                                                          936,706
                                                      -----------
            HOMEBUILDERS--0.0%
     100    Centex Corp.............................        4,075
      50    KB HOME.................................        1,509
      50    Pulte Homes, Inc........................        2,132
                                                      -----------
                                                            7,716
                                                      -----------
            HOTELS AND GAMING--0.2%
     200    Harrah's Entertainment, Inc.*...........        7,060
     550    Hilton Hotels Corp......................        6,380
     400    Marriott International, Inc.............       18,936
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     300    Starwood Hotels & Resorts Worldwide,
            Inc.....................................  $    11,184
                                                      -----------
                                                           43,560
                                                      -----------
            HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.7%
     100    Alberto-Culver Co., Class B.............        4,204
     400    Avon Products, Inc......................       18,512
     900    Colgate-Palmolive Co....................       53,091
     150    International Flavors & Fragrances,
            Inc.....................................        3,770
     850    Kimberly-Clark Corp.....................       47,515
     300    Leggett & Platt, Inc....................        6,609
     100    Maytag Corp.............................        2,926
     350    The Clorox Co...........................       11,848
   1,650    The Gillette Co.........................       47,834
   2,050    The Procter & Gamble Co.................      130,790
     100    Whirlpool Corp..........................        6,250
                                                      -----------
                                                          333,349
                                                      -----------
            HUMAN RESOURCES--0.0%
     250    Robert Half International, Inc.*........        6,223
                                                      -----------
            INSURANCE--3.5%
     200    Aetna, Inc.*............................        5,174
     850    AFLAC, Inc..............................       26,767
     800    American General Corp.*.................       37,160
   3,700    American International Group, Inc.......      318,200
     400    Aon Corp................................       14,000
     250    CIGNA Corp..............................       23,955
     250    Cincinnati Financial Corp...............        9,875
     500    Conseco, Inc.*..........................        6,825
     225    Jefferson-Pilot Corp....................       10,872

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     300    Lincoln National Corp...................  $    15,525
     300    Loews Corp..............................       19,329
   1,200    MetLife, Inc............................       37,176
     200    SAFECO Corp.............................        5,900
   1,150    The Allstate Corp.......................       50,589
     300    The Chubb Corp..........................       23,229
     400    The Hartford Financial Services Group,
            Inc.....................................       27,360
     150    The Progressive Corp....................       20,279
     350    The St. Paul Cos., Inc..................       17,742
     200    Torchmark Corp..........................        8,042
     400    UnumProvident Corp......................       12,848
                                                      -----------
                                                          690,847
                                                      -----------
            MACHINERY AND ENGINEERING--0.3%
     550    Caterpillar, Inc........................       27,528
      50    Cummins, Inc............................        1,935
     350    Deere & Co..............................       13,248
     100    Eaton Corp..............................        7,010
     150    Fluor Corp..............................        6,773
     250    Ingersoll-Rand Co.......................       10,300
                                                      -----------
                                                           66,794
                                                      -----------
            MANUFACTURING--2.0%
     250    Cintas Corp.............................       11,563
     100    Crane Co................................        3,100
     250    Danaher Corp............................       14,000
     300    Dover Corp..............................       11,295
      50    FMC Corp.*..............................        3,428
   1,300    Honeywell International, Inc............       45,487
     500    Illinois Tool Works, Inc................       31,650
     150    ITT Industries, Inc.....................        6,638
     650    Minnesota Mining and Manufacturing Co.
            (3M)....................................       74,165
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
      50    National Service Industries, Inc........  $     1,129
     400    Newell Rubbermaid, Inc..................       10,040
     200    Pall Corp...............................        4,706
     200    Parker-Hannifin Corp....................        8,488
      50    The Timken Co...........................          847
   3,060    Tyco International Ltd..................      166,770
     100    Worthington Industries, Inc.............        1,360
                                                      -----------
                                                          394,666
                                                      -----------
            MINING--0.1%
     600    Barrick Gold Corp.......................        9,090
     400    Homestake Mining Co.....................        3,100
     300    Newmont Mining Corp.....................        5,583
     500    Placer Dome, Inc........................        4,900
                                                      -----------
                                                           22,673
                                                      -----------
            NETWORKING PRODUCTS--0.9%
     250    Cabletron Systems, Inc.*................        5,713
     500    Novell, Inc.*...........................        2,845
   8,900    Oracle Corp.*...........................      169,100
                                                      -----------
                                                          177,658
                                                      -----------
            OIL AND GAS--6.7%
     150    Amerada Hess Corp.......................       12,120
     413    Anadarko Petroleum Corp.................       22,314
     200    Apache Corp.............................       10,150
     550    Baker Hughes, Inc.......................       18,425
     350    Burlington Resources, Inc...............       13,983
   1,050    Chevron Corp............................       95,025
   1,000    Conoco, Inc., Class B...................       28,900
     200    Devon Energy Corp.......................       10,500
     500    Dynegy, Inc.............................       23,250
     830    El Paso Corp............................       43,608
     200    Engelhard Corp..........................        5,158

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   1,200    Enron Corp..............................  $    58,800
     200    EOG Resources, Inc......................        7,110
   5,500    Exxon Mobil Corp........................      480,425
     700    Halliburton Co..........................       24,920
     150    Kerr-McGee Corp.........................        9,941
      50    McDermott International, Inc.*..........          583
     250    Nabors Industries, Inc.*................        9,300
      50    NICOR, Inc..............................        1,949
     200    Noble Drilling Corp.*...................        6,550
     600    Occidental Petroleum Corp...............       15,954
      50    ONEOK, Inc..............................          985
      50    Peoples Energy Corp.....................        2,010
     400    Phillips Petroleum Co...................       22,800
     150    Rowan Cos., Inc.*.......................        3,315
   3,400    Royal Dutch Petroleum Co................      198,118
     900    Schlumberger Ltd........................       47,385
     300    Sempra Energy...........................        8,202
     150    Sunoco, Inc.............................        5,495
     900    Texaco, Inc.............................       59,940
     750    The Williams Cos., Inc..................       24,713
     250    Tosco Corp..............................       11,013
     500    Transocean Sedco Forex, Inc.............       20,625
     400    Unocal Corp.............................       13,660
     500    USX-Marathon Group......................       14,755
                                                      -----------
                                                        1,331,981
                                                      -----------
            PHARMACEUTICALS--5.9%
   3,100    Bristol-Myers Squibb Co.................      162,130
   1,800    Eli Lilly & Co..........................      133,200
     300    Forest Laboratories, Inc.*..............       21,300
     300    King Pharmaceuticals, Inc.*.............       16,125
     350    MedImmune, Inc.*........................       16,520
   3,650    Merck & Co., Inc........................      233,272
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
  10,025    Pfizer, Inc.............................  $   401,501
   2,050    Pharmacia Corp..........................       94,198
   2,300    Schering-Plough Corp....................       83,352
     200    Watson Pharmaceuticals, Inc.*...........       12,328
                                                      -----------
                                                        1,173,926
                                                      -----------
            PUBLISHING--0.3%
     150    Dow Jones & Co., Inc....................        8,957
     100    Harcourt General, Inc...................        5,819
     100    Knight-Ridder, Inc......................        5,930
     150    R. R. Donnelley & Sons Co...............        4,455
     250    The New York Times Co...................       10,500
     475    Tribune Co..............................       19,005
                                                      -----------
                                                           54,666
                                                      -----------
            RESORTS AND ENTERTAINMENT--0.5%
   3,300    The Walt Disney Co......................       95,337
                                                      -----------
            RETAIL--APPAREL AND SHOES--0.4%
     100    Liz Claiborne, Inc......................        5,045
     450    NIKE, Inc., Class B.....................       18,896
     200    Nordstrom, Inc..........................        3,710
     100    Reebok International Ltd.*..............        3,195
   1,350    The GAP, Inc............................       39,150
     650    The Limited, Inc........................       10,738
     150    V.F. Corp...............................        5,457
                                                      -----------
                                                           86,191
                                                      -----------
            RETAIL AND WHOLESALE
            DISTRIBUTION--0.2%
     250    Genuine Parts Co........................        7,875
   1,050    SYSCO Corp..............................       28,508
     150    W.W. Grainger, Inc......................        6,174
                                                      -----------
                                                           42,557
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            RETAIL--DEPARTMENT STORES--0.5%
     100    Dillard's, Inc..........................  $     1,527
     300    Federated Department Stores, Inc.*......       12,750
     400    J. C. Penney Co., Inc...................       10,544
     550    Kohl's Corp.*...........................       34,502
     500    Sears, Roebuck & Co.....................       21,155
     450    The May Department Stores Co............       15,417
                                                      -----------
                                                           95,895
                                                      -----------
            RETAIL--DISCOUNT STORES--2.3%
     150    Big Lots, Inc.*.........................        2,052
     700    Costco Wholesale Corp.*.................       28,756
     512    Dollar General Corp.....................        9,984
     750    Kmart Corp.*............................        8,603
   1,400    Target Corp.............................       48,440
     450    The TJX Cos., Inc.......................       14,342
   7,100    Wal-Mart Stores, Inc....................      346,480
                                                      -----------
                                                          458,657
                                                      -----------
            RETAIL--FOOD STORES--0.5%
     650    Albertson's, Inc........................       19,494
     800    Safeway, Inc.*..........................       38,400
   1,250    The Kroger Co...........................       31,250
     200    Winn-Dixie Stores, Inc..................        5,226
                                                      -----------
                                                           94,370
                                                      -----------
            RETAIL--RESTAURANTS--0.2%
     150    Darden Restaurants, Inc.................        4,185
     600    Starbucks Corp.*........................       13,800
     250    Tricon Global Restaurants, Inc.*........       10,975
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     150    Wendy's International, Inc..............  $     3,831
                                                      -----------
                                                           32,791
                                                      -----------
            RETAIL--SPECIALTY STORES--1.0%
     450    Bed Bath & Beyond, Inc.*................       13,500
     350    Best Buy Co., Inc.*.....................       22,232
     300    Circuit City Stores-Circuit City
            Group...................................        5,400
     650    CVS Corp................................       25,090
      50    Longs Drug Stores Corp..................        1,078
     600    Lowe's Cos., Inc........................       43,530
     450    Office Depot, Inc.*.....................        4,671
     300    RadioShack Corp.........................        9,150
     700    Staples, Inc.*..........................       11,193
     250    Tiffany & Co............................        9,055
     300    Toys "R" Us, Inc.*......................        7,425
   1,600    Walgreen Co.............................       54,640
                                                      -----------
                                                          206,964
                                                      -----------
            TELECOMMUNICATIONS--6.5%
   1,200    ADC Telecommunications, Inc.*...........        7,920
     500    ALLTEL Corp.............................       30,630
     100    Andrew Corp.*...........................        1,845
   5,448    AT&T Corp...............................      119,856
     437    Avaya, Inc.*............................        5,987
   2,950    BellSouth Corp..........................      118,797
     400    Broadcom Corp.*.........................       17,104
     200    CenturyTel, Inc.........................        6,060
     450    Citizens Communications Co..............        5,414
     300    Comverse Technology, Inc.*..............       17,286
   1,450    Corning, Inc............................       24,230
   1,400    Global Crossing Ltd.*...................       12,096
   2,050    JDS Uniphase Corp.*.....................       26,138
   5,400    Lucent Technologies, Inc................       33,480

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
   3,450    Motorola, Inc...........................  $    57,132
   1,200    Nextel Communications, Inc.*............       21,000
   5,050    Nortel Networks Corp.*..................       45,905
   1,200    QUALCOMM, Inc.*.........................       70,176
   2,609    Qwest Communications International,
            Inc.*...................................       83,149
   5,350    SBC Communications, Inc.*...............      214,321
     250    Scientific-Atlanta, Inc.................       10,150
   1,400    Sprint Corp.............................       29,904
   1,450    Sprint Corp. (PCS Group)*...............       35,018
     650    Tellabs, Inc.*..........................       12,532
   4,316    Verizon Communications, Inc.............      230,906
   4,550    WorldCom, Inc.--WorldCom Group*.........       68,068
                                                      -----------
                                                        1,305,104
                                                      -----------
            TIRE AND RUBBER--0.0%
     100    Cooper Tire & Rubber Co.................        1,420
     250    The Goodyear Tire & Rubber Co...........        7,000
                                                      -----------
                                                            8,420
                                                      -----------
            TOOLS AND INSTRUMENTS--0.1%
     100    Millipore Corp..........................        6,198
     150    PerkinElmer, Inc........................        4,130
     100    Snap-on, Inc............................        2,416
     150    The Black & Decker Corp.................        5,919
     150    The Stanley Works.......................        6,282
     250    Thermo Electron Corp.*..................        5,505
                                                      -----------
                                                           30,450
                                                      -----------
            TRANSPORTATION--0.4%
     600    Burlington Northern Santa Fe Corp.......       18,102
     350    CSX Corp................................       12,684
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     500    FedEx Corp.*............................  $    20,100
     600    Norfolk Southern Corp...................       12,420
      50    Ryder System, Inc.......................          980
     400    Union Pacific Corp......................       21,964
                                                      -----------
                                                           86,250
                                                      -----------
            TRAVEL SERVICES--0.2%
     900    Carnival Corp...........................       27,630
     200    Sabre Holdings Corp.*...................       10,000
                                                      -----------
                                                           37,630
                                                      -----------
            UTILITIES--GAS AND ELECTRIC--2.5%
     200    Allegheny Energy, Inc...................        9,650
     200    Ameren Corp.............................        8,540
     530    American Electric Power Co., Inc........       24,470
     450    Calpine Corp.*..........................       17,010
     250    Cinergy Corp............................        8,738
     200    CMS Energy Corp.........................        5,570
     350    Consolidated Edison, Inc................       13,930
     250    Constellation Energy Group, Inc.........       10,650
     400    Dominion Resources, Inc.................       24,052
     250    DTE Energy Co...........................       11,610
   1,250    Duke Energy Corp........................       48,763
     500    Edison International*...................        5,575
     350    Entergy Corp............................       13,437
     531    Exelon Corp.............................       34,048
     350    FirstEnergy Corp........................       11,256
     300    FPL Group, Inc..........................       18,063
     200    GPU, Inc................................        7,030
     200    KeySpan Corp............................        7,296
     200    Kinder Morgan, Inc......................       10,050
     546    Mirant Corp.*...........................       18,782

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
     250    Niagara Mohawk Holdings, Inc............  $     4,423
     307    NiSource, Inc...........................        8,390
     600    PG&E Corp.*.............................        6,720
     150    Pharmacia Corp..........................        7,110
     250    PPL Corp................................       13,750
     150    Progress Energy, Inc.*(a)...............           68
     341    Progress Energy, Inc....................       15,318
     350    Public Service Enterprise Group, Inc....       17,115
     450    Reliant Energy, Inc.....................       14,495
     850    The AES Corp.*..........................       36,593
   1,050    The Southern Co.........................       24,413
     400    TXU Corp................................       19,276
     527    Xcel Energy, Inc........................       14,993
                                                      -----------
                                                          491,184
                                                      -----------
            WASTE MANAGEMENT--0.2%
     300    Allied Waste Industries, Inc.*..........        5,604
   1,000    Waste Management, Inc...................       30,820
                                                      -----------
                                                           36,424
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $18,884,190)......................   17,514,298
                                                      -----------

            EXCHANGE TRADED FUNDS--5.0%
   8,065    SPDR Trust Series 1
            (Cost $1,019,539).......................      989,172
                                                      -----------

PRINCIPAL
 AMOUNT                                                  VALUE
---------                                             -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--0.6%
            UNITED STATES TREASURY BILLS--0.6%
$125,000    3.20%, 7/26/01
            (Cost $124,722).........................  $   124,726
                                                      -----------

NUMBER OF
 SHARES
---------
            MONEY MARKET FUND--7.2%
 528,535    ACM Institutional Reserves (Government
            Portfolio), 3.74%(b)....................      528,535
 906,075    ACM Institutional Reserves (Prime
            Portfolio), 3.78%(b)....................      906,075
                                                      -----------
            TOTAL MONEY MARKET FUND
            (Cost $1,434,610).......................    1,434,610
                                                      -----------


            TOTAL INVESTMENTS
            (Cost $21,463,061)(c)--100.3%...........   20,062,806
            Liabilities in excess of other
            assets--(0.3%)..........................      (52,936)
                                                      -----------
            NET ASSETS--100.0%......................  $20,009,870
                                                      ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  CONTINGENT VALUE OBLIGATION
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $1,400,255 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONISISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $765,062 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $2,165,317.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $21,463,061)..........................................................  $   20,062,806
  Receivables:
    Investments sold............................................................         261,878
    Due from Advisor............................................................          87,906
    Dividends...................................................................          22,788
    Variation margin receivable.................................................          15,875
    Capital stock sold..........................................................          10,711
    Interest....................................................................           3,073
  Other assets..................................................................          17,075
                                                                                  --------------
    TOTAL ASSETS................................................................      20,482,112
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................         124,687
  Payables:
    Investments purchased.......................................................         166,545
    Capital stock repurchased...................................................         160,554
    Services provided by The Bank of New York and Administrator.................           9,972
    Accrued expenses and other liabilities......................................          10,484
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         472,242
                                                                                  --------------
NET ASSETS:.....................................................................  $   20,009,870
                                                                                  ==============
SOURCES OF NET ASSETS:
    Capital stock @ par.........................................................  $        2,386
    Capital surplus.............................................................      23,203,138
    Undistributed net investment income.........................................           2,526
    Accumulated net realized loss on investments and futures....................      (1,766,312)
    Net unrealized depreciation on investments and futures......................      (1,431,868)
                                                                                  --------------
NET ASSETS......................................................................  $   20,009,870
                                                                                  ==============
INSTITUTIONAL SHARES:
    Net assets..................................................................  $   20,009,870
                                                                                  ==============
    Shares outstanding..........................................................       2,386,121
                                                                                  ==============
    Net asset value, offering price and repurchase price per share..............  $         8.39
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $489)..........................  $      136,514
  Interest......................................................................          25,938
                                                                                  --------------
    TOTAL INCOME................................................................         162,452
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          29,364
  Advisory......................................................................          28,582
  Administration................................................................          22,865
  Custodian.....................................................................          18,387
  Audit.........................................................................          12,761
  Registration and filings......................................................          12,522
  Transfer agent................................................................          10,117
  Directors.....................................................................           5,791
  Legal.........................................................................             134
  Reports to shareholders.......................................................              91
  Cash management...............................................................              51
  Other.........................................................................          15,837
                                                                                  --------------
    TOTAL EXPENSES..............................................................         156,502
  Fees waived by The Bank of New York (Note 3)..................................        (116,487)
                                                                                  --------------
    NET EXPENSES................................................................          40,015
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................         122,437
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................      (1,672,057)
    Futures.....................................................................         (74,428)
                                                                                  --------------
  Net realized loss on investments and futures..................................      (1,746,485)
                                                                                  --------------
  Increase (decrease) in unrealized depreciation on:
    Investments.................................................................         346,802
    Futures.....................................................................         (29,278)
                                                                                  --------------
  Net unrealized gain on investments and futures during the period..............         317,524
                                                                                  --------------
  Net realized and unrealized loss on investments and futures...................      (1,428,961)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (1,306,524)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE PERIOD
                                                                        SIX MONTHS ENDED   APRIL 28, 2000*
                                                                         JUNE 30, 2001         THROUGH
                                                                          (UNAUDITED)     DECEMBER 31, 2000
                                                                        ----------------  ------------------
OPERATIONS:
  Net investment income...............................................    $     122,437       $      74,520
  Net realized loss on investments and futures........................       (1,746,485)            (19,827)
  Increase (decrease) in unrealized depreciation on investments and
    futures during the period.........................................          317,524          (1,749,392)
                                                                          -------------       -------------
    Net decrease in net assets resulting from operations..............       (1,306,524)         (1,694,699)
                                                                          -------------       -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares............         (121,382)            (73,049)
                                                                          -------------       -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............       13,716,272          21,112,561
  Proceeds from shares issued on reinvestment of dividends:
    Institutional Shares..............................................          115,006              70,162
  Value of capital stock repurchased:
                                 Institutional Shares.................      (10,111,755)         (1,696,722)
                                                                          -------------       -------------
  Net increase in net assets resulting from capital stock
    transactions......................................................        3,719,523          19,486,001
                                                                          -------------       -------------
    INCREASE IN NET ASSETS............................................        2,291,617          17,718,253
NET ASSETS:
  Beginning of period.................................................       17,718,253                  --
                                                                          -------------       -------------
  End of period (includes undistributed net investment income of
    $2,526 at June 30, 2001 and $1,471 at December 31, 2000)..........    $  20,009,870       $  17,718,253
                                                                          =============       =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................        1,600,175           2,121,469
  Shares issued on reinvestment of dividends: Institutional Shares....           14,277               7,493
  Shares repurchased:
                   Institutional Shares...............................       (1,182,182)           (175,111)
                                                                          -------------       -------------
    Net increase......................................................          432,270           1,953,851
  Shares outstanding, beginning of period.............................        1,953,851                  --
                                                                          -------------       -------------
  Shares outstanding, end of period...................................        2,386,121           1,953,851
                                                                          =============       =============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  INSTITUTIONAL SHARES
                                          ------------------------------------
                                                              FOR THE PERIOD
                                          SIX MONTHS ENDED   APRIL 28, 2000*
                                           JUNE 30, 2001         THROUGH
                                            (UNAUDITED)     DECEMBER 31, 2000
                                          ----------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  9.07            $ 10.00
                                              -------            -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.05               0.07
Net realized and unrealized loss on
  investments...........................        (0.68)             (0.94)
                                              -------            -------
  Total from investment operations......        (0.63)             (0.87)
                                              -------            -------
DIVIDENDS
Dividends from net investment income....        (0.05)             (0.06)
                                              -------            -------
Net asset value at end of period........      $  8.39            $  9.07
                                              =======            =======
TOTAL RETURN:...........................        (6.97)%**          (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $20,010            $17,718
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.35%***           0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.37%***           1.91%***
  Net investment income, net of waiver
    from The Bank of New York...........         1.07%***           1.00%***
Portfolio turnover rate.................           61%                33%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES--34.8%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--16.4%
$  38,988    Gold Pool #E00162
             7.00%, 10/01/07.........................  $    40,117
   76,574    Gold Pool #E20195
             7.50%, 9/01/10..........................       79,142
  822,850    Gold Pool #E00720
             6.00%, 7/01/14..........................      811,347
  149,824    Pool #275438
             7.50%, 8/01/16..........................      153,542
   37,763    Pool #555217
             8.50%, 10/01/18.........................       39,725
  411,019    Gold Pool #C90349
             8.00%, 7/01/20..........................      429,384
  133,216    Gold Pool #G00752
             7.50%, 8/01/27..........................      136,738
  370,572    Gold Pool #C00658
             6.50%, 10/01/28.........................      365,422
1,104,814    Gold Pool #C01024
             7.50%, 7/01/30..........................    1,127,843
  350,000    Gold Pool #22929
             6.50%, 7/01/31..........................      344,641
                                                       -----------
                                                         3,527,901
                                                       -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.7%
   82,431    Pool #50820
             8.00%, 2/01/13..........................       85,267
  192,751    Pool #350055
             8.00%, 4/01/16..........................      199,383
  388,185    Pool #408241
             6.00%, 2/01/18..........................      378,786
  475,353    Pool #50544
             8.00%, 3/01/22..........................      498,175
PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$ 500,436    Pool #335054
             6.00%, 1/01/26..........................  $   486,603
  160,530    Pool #421027
             7.50%, 11/01/26.........................      165,320
  130,765    Pool #252333
             6.00%, 1/01/29..........................      126,589
  278,442    Pool #323824
             8.00%, 5/01/29..........................      289,079
  129,267    Pool #253395
             8.50%, 7/01/30..........................      136,110
  150,000    Pool #589646
             6.50%, 6/01/31..........................      147,696
                                                       -----------
                                                         2,513,008
                                                       -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--6.7%
   92,072    Pool #434573
             7.50%, 10/15/14.........................       95,508
   22,425    Pool #215748
             9.50%, 11/15/18.........................       23,603
  129,773    Pool #482878
             7.00%, 12/15/28.........................      131,052
  927,348    Pool #487634
             6.50%, 8/15/29..........................      918,355
   79,609    Pool #500091
             8.50%, 4/15/30..........................       83,202
  193,542    Pool #173782
             8.50%, 7/15/30..........................      202,233
                                                       -----------
                                                         1,453,953
                                                       -----------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $7,389,255).......................    7,494,862
                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS--29.4%
             FEDERAL HOME LOAN BANK--2.2%
$ 475,000    4.875%, 1/22/02.........................  $   477,712
                                                       -----------
             FEDERAL HOME LOAN MORTGAGE
             CORP.--3.6%
  400,000    7.00%, 7/15/05..........................      422,703
  325,000    6.875%, 9/15/10.........................      341,393
                                                       -----------
                                                           764,096
                                                       -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.2%
  550,000    6.50%, 8/15/04..........................      571,928
  100,000    7.125%, 1/15/30.........................      106,896
                                                       -----------
                                                           678,824
                                                       -----------
             UNITED STATES TREASURY BONDS--7.6%
  475,000    7.25%, 8/15/22..........................      550,756
  900,000    7.625%, 2/15/25.........................    1,095,460
                                                       -----------
                                                         1,646,216
                                                       -----------
             UNITED STATES TREASURY NOTES--12.8%
1,775,000    6.625%, 3/31/02.........................    1,811,309
  400,000    5.25%, 8/15/03..........................      407,181
  325,000    5.75%, 11/15/05.........................      334,689
  200,000    5.75%, 8/15/10..........................      204,658
                                                       -----------
                                                         2,757,837
                                                       -----------
             TOTAL UNITED STATES GOVERNMENT AGENCIES
             & OBLIGATIONS
             (Cost $6,281,479).......................    6,324,685
                                                       -----------
             CORPORATE BONDS--28.6%
             AEROSPACE AND DEFENSE--1.2%
   50,000    Lockheed Martin Corp.
             8.50%, 12/01/29.........................       55,448
PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             CORPORATE BONDS (CONTINUED)
$ 200,000    Raytheon Co.
             6.75%, 8/15/07..........................  $   195,001
                                                       -----------
                                                           250,449
                                                       -----------
             ALUMINUM, STEEL AND OTHER
             METALS--0.4%
   75,000    Alcoa, Inc.
             7.375%, 8/01/10.........................       79,065
                                                       -----------
             AUTOMOTIVE--0.2%
   50,000    Visteon Corp.
             8.25%, 8/01/10..........................       52,398
                                                       -----------
             BANKING--2.7%
  100,000    ABN AMRO Bank NV
             7.25%, 5/31/05..........................      104,358
  200,000    Dresdner Bank - New York
             6.625%, 9/15/05.........................      204,294
  125,000    First Union National Bank
             7.80%, 8/18/10..........................      133,868
  145,000    FleetBoston Financial Corp.
             6.50%, 3/15/08..........................      143,537
                                                       -----------
                                                           586,057
                                                       -----------
             BANKING AND FINANCE--0.5%
  100,000    Bank of America Corp.
             7.40%, 1/15/11..........................      103,906
                                                       -----------
             BEVERAGES--0.7%
  150,000    Diageo Capital PLC
             6.125%, 8/15/05.........................      151,804
                                                       -----------
             BEVERAGES--SOFT DRINKS--1.0%
  200,000    Coca-Cola Enterprises
             7.125%, 8/01/17.........................      203,520
                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             CORPORATE BONDS (CONTINUED)
             CHEMICALS--0.7%
$ 150,000    du Pont (E.I.) de Nemours & Co.
             6.875%, 10/15/09........................  $   154,714
                                                       -----------
             COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.5%
  115,000    Comcast Cable Communications
             6.75%, 1/30/11..........................      112,396
                                                       -----------
             COMPUTERS--MICRO--0.6%
  125,000    IBM Corp.
             7.00%, 10/30/25.........................      124,886
                                                       -----------
             FINANCIAL SERVICES--8.3%
  150,000    Associates Corp. NA
             5.80%, 4/20/04..........................      151,555
  100,000    Capital One Bank
             6.875%, 2/01/06.........................       97,621
  250,000    CIT Group, Inc.
             7.375%, 3/15/03.........................      259,315
  125,000    Citigroup, Inc.
             6.75%, 12/01/05.........................      129,201
  150,000    General Motors Acceptance Corp.
             7.50%, 7/15/05..........................      156,838
  225,000    Goldman Sachs Group, Inc.
             6.875%, 1/15/11.........................      223,739
  250,000    Lehman Brothers Holdings, Inc.
             8.25%, 6/15/07..........................      269,644
  175,000    Merrill Lynch & Co.
             6.00%, 2/17/09..........................      168,848
  200,000    Morgan Stanley Dean Witter
             6.10%, 4/15/06..........................      200,033
PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             CORPORATE BONDS (CONTINUED)
$ 125,000    NiSource Finance Corp.
             7.875%, 11/15/10........................  $   132,432
                                                       -----------
                                                         1,789,226
                                                       -----------
             HEALTH CARE PRODUCTS AND
             SERVICES--0.6%
  125,000    American Home Products Corp.
             7.90%, 2/15/05..........................      133,322
                                                       -----------
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.6%
  125,000    The Procter & Gamble Co.
             6.60%, 12/15/04.........................      130,021
                                                       -----------
             MANUFACTURING--0.9%
  195,000    Tyco International Group SA
             6.75%, 2/15/11..........................      193,174
                                                       -----------
             OIL AND GAS--1.5%
  225,000    Conoco, Inc.
             5.90%, 4/15/04..........................      227,760
  100,000    Noble Affiliates, Inc.
             8.00%, 4/01/27..........................      101,616
                                                       -----------
                                                           329,376
                                                       -----------
             RETAIL--DEPARTMENT STORES--1.5%
  100,000    Federated Department Stores
             6.30%, 4/01/09..........................       95,859
   75,000    Federated Department Stores
             7.00%, 2/15/28..........................       68,968
  150,000    Sears Roebuck Acceptance Corp.
             6.00%, 3/20/03..........................      151,231
                                                       -----------
                                                           316,058
                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             CORPORATE BONDS (CONTINUED)
             RETAIL--DISCOUNT STORES--0.9%
$ 175,000    Wal-Mart Stores, Inc.
             6.875%, 8/10/09.........................  $   181,572
                                                       -----------
             RETAIL--FOOD STORES--0.4%
  100,000    Kroger Co.
             6.80%, 12/15/18.........................       92,754
                                                       -----------
             TELECOMMUNICATIONS--2.7%
   75,000    AT&T Corp.
             6.50%, 3/15/29..........................       64,039
   60,000    British Telecom PLC(a)
             8.865%, 12/15/30........................       65,433
   50,000    Deutsche Telekom International Fin(b)
             8.00%, 6/15/10..........................       51,653
  150,000    Qwest Corp.
             6.875%, 9/15/33.........................      128,123
  150,000    Sprint Capital Corp.
             6.125%, 11/15/08........................      138,767
  150,000    Verizon Communications, Inc.
             6.94%, 4/15/28..........................      140,435
                                                       -----------
                                                           588,450
                                                       -----------
             TRANSPORTATION--0.6%
  150,000    Union Pacific Corp.
             6.625%, 2/01/29.........................      134,687
                                                       -----------
             UTILITIES--GAS AND ELECTRIC--2.1%
  110,000    Ontario Electricity Financial Corp.
             6.10%, 1/30/08..........................      110,200
  150,000    Public Service Co. of Colorado
             6.875%, 7/15/09.........................      147,760
PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             CORPORATE BONDS (CONTINUED)
$ 200,000    Tennessee Valley Authority
             6.15%, 1/15/38..........................  $   187,068
                                                       -----------
                                                           445,028
                                                       -----------
             TOTAL CORPORATE BONDS
             (Cost $5,992,034).......................    6,152,863
                                                       -----------
             FOREIGN GOVERNMENT AGENCIES AND OBLIGATIONS--3.5%
  200,000    Kingdom of Spain (Spain)
             7.00%, 7/19/05..........................      211,356
  150,000    Quebec Province (Canada)
             7.00%, 1/30/07..........................      157,113
  275,000    Republic of Korea (Korea)
             8.875%, 4/15/08.........................      305,250
   75,000    Republic of Italy (Italy)
             6.00%, 2/22/11..........................       73,923
                                                       -----------
             TOTAL FOREIGN GOVERNMENT AGENCIES AND
             OBLIGATIONS
             (Cost $709,635).........................      747,642
                                                       -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS--3.4%
             FINANCIAL SERVICES--3.4%
   75,000    Bear Stearns Commercial Mortgage,
             Series 1998-C1, Class A2
             6.44%, 6/16/08..........................       74,891
   43,636    Bear Stearns Commercial Mortgage,
             Series 1999-WF2, Class A1
             6.80%, 9/15/08..........................       44,750
   45,000    CS First Boston Mortgage Securities
             Corp., Series 2000-C1, Class A2
             7.545%, 4/15/10.........................       47,558

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 150,000    DLJ Commercial Mortgage Corp.,
             Series 2000-CKP1, Class A1B
             7.18%, 8/10/10..........................  $   154,746
  398,955    DLJ Commercial Mortgage Corp.,
             Series 1998-CF2, Class A1A
             5.88%, 11/12/31.........................      397,222
                                                       -----------
             TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS
             (Cost $715,502).........................      719,167
                                                       -----------
             ASSET-BACKED SECURITIES--0.9%
             ASSET BACKED SECURITIES--CREDIT CARDS--0.9%
  125,000    Discover Card Master Trust I,
             Series 1996-3, Class A
             6.05%, 8/18/08..........................      125,899
   75,000    J.C. Penny Master Credit Card Trust,
             Series E, Class A
             5.50%, 6/15/07..........................       75,847
                                                       -----------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $194,656).........................      201,746
                                                       -----------

NUMBER OF
 SHARES                                                  VALUE
----------                                             -----------
             MONEY MARKET FUND--0.0%
    6,000    ACM Institutional Reserves (Prime
             Portfolio), 3.78%(c)
             (Cost $6,000)...........................  $     6,000
                                                       -----------
             TOTAL INVESTMENTS
             (Cost $21,288,561)(d)--100.6%...........   21,646,965
             Liabilities in excess of other
             assets--(0.6%)..........................     (126,644)
                                                       -----------
             NET ASSETS--100.0%......................  $21,520,321
                                                       ===========

(a) THE COUPON ON THIS SECURITY VARIES ALONG WITH ITS RATING. FOR EACH RATING DOWNGRADE BELOW A3/A- BY EITHER MOODY'S OR STANDARD & POOR'S, THE COUPON INCREASES BY 25 BASIS POINTS. THE COUPON DECREASES BY 25 BASIS POINTS FOR EACH UPGRADE OF ITS RATING. MINIMUM COUPON IS 8.625%. THE SECURITIY IS CURRENTLY RATED BAA/A-.
(b) THE COUPON ON THIS SECURITY VARIES ALONG WITH ITS RATING. IF ITS RATING FALLS BELOW SINGLE A BY EITHER MOODY'S OR STANDARD & POOR'S, THE COUPON STEPS UP 50 BASIS POINTS. IF PREVIOUS SITUATION OCCURS, AND THE RATING THEN INCREASES BACK ABOVE BBB, THE COUPON STEPS DOWN 50 BASIS POINTS. THE SECURITY IS CURRENTLY RATED A2.
(c)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $358,404 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONISISTED OF AGGREGRATE GROSS UNREALIZED APPRECIATION OF $408,228 AND AGGREGRATE GROSS UNREALIZED DEPRECIATION OF $49,824.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $21,288,561)..........................................................  $   21,646,965
  Receivables:
    Interest....................................................................         326,826
    Investments sold............................................................         237,883
    Due from Advisor............................................................          60,985
    Capital stock sold..........................................................           8,366
  Other assets..................................................................          16,977
                                                                                  --------------
    TOTAL ASSETS................................................................      22,298,002
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................         620,490
    Capital stock repurchased...................................................          99,386
    Dividends...................................................................          37,024
    Services provided by The Bank of New York and Administrator.................          11,721
  Accrued expenses and other liabilities........................................           9,060
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         777,681
                                                                                  --------------
NET ASSETS:.....................................................................  $   21,520,321
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        2,060
  Capital surplus...............................................................      20,795,598
  Net realized gain on investments..............................................         364,259
  Net unrealized appreciation on investments....................................         358,404
                                                                                  --------------
NET ASSETS......................................................................  $   21,520,321
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   21,520,321
                                                                                  ==============
  Shares outstanding............................................................       2,060,138
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.45
                                                                                  ==============
Institutional Shares authorized @ $.001
  par value.....................................................................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $     725,279
                                                                                  -------------
EXPENSES:
  Accounting services...........................................................         29,703
  Advisory......................................................................         27,567
  Administration................................................................         22,054
  Audit.........................................................................         12,672
  Registration and filings......................................................         10,246
  Transfer agent................................................................         10,238
  Directors.....................................................................          5,797
  Custodian.....................................................................          3,486
  Legal.........................................................................            158
  Cash management...............................................................            132
  Other.........................................................................          5,386
                                                                                  -------------
    TOTAL EXPENSES..............................................................        127,439
  Fees waived by The Bank of New York (Note 3)..................................        (88,552)
  Earnings credit adjustment (Note 3)...........................................           (292)
                                                                                  -------------
    NET EXPENSES................................................................         38,595
                                                                                  -------------
    NET INVESTMENT INCOME.......................................................        686,684
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................        363,581
  Decrease in unrealized appreciation on investments during the period..........       (333,300)
                                                                                  -------------
  Net realized and unrealized gain on investments...............................         30,281
                                                                                  -------------
  Net increase in net assets resulting from operations..........................  $     716,965
                                                                                  =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE PERIOD
                                                                        SIX MONTHS ENDED   APRIL 28, 2000*
                                                                         JUNE 30, 2001         THROUGH
                                                                          (UNAUDITED)     DECEMBER 31, 2000
                                                                        ----------------  ------------------
OPERATIONS:
  Net investment income...............................................    $     686,684       $     659,147
  Net realized gain on investments....................................          363,581              50,042
  Increase (decrease) in unrealized appreciation on investments during
    the period........................................................         (333,300)            691,704
                                                                          -------------       -------------
    Net increase in net assets resulting from operations..............          716,965           1,400,893
                                                                          -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares............         (686,684)           (659,147)
  Distributions from capital gains:
                               Institutional Shares...................               --             (49,364)
                                                                          -------------       -------------
                                                                               (686,684)           (708,511)
                                                                          -------------       -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares...................       11,839,859          20,055,556
  Proceeds from shares issued on reinvestment of dividends and
    distributions: Institutional Shares...............................          597,458             630,264
  Value of capital stock repurchased:
                                 Institutional Shares.................      (10,600,165)         (1,725,314)
                                                                          -------------       -------------
    Net increase in net assets resulting from capital stock
      transactions....................................................        1,837,152          18,960,506
                                                                          -------------       -------------
      INCREASE IN NET ASSETS..........................................        1,867,433          19,652,888
NET ASSETS:
  Beginning of period.................................................       19,652,888                  --
                                                                          -------------       -------------
  End of period.......................................................    $  21,520,321       $  19,652,888
                                                                          =============       =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares.....................................        1,126,606           1,993,044
  Shares issued on reinvestment of
      dividends and distributions:
                               Institutional Shares...................           56,899              61,640
  Shares repurchased:
                   Institutional Shares...............................       (1,006,545)           (171,506)
                                                                          -------------       -------------
    Net increase......................................................          176,960           1,883,178
  Shares outstanding, beginning of period.............................        1,883,178                  --
                                                                          -------------       -------------
  Shares outstanding, end of period...................................        2,060,138           1,883,178
                                                                          =============       =============

*  COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  INSTITUTIONAL SHARES
                                          ------------------------------------
                                                              FOR THE PERIOD
                                          SIX MONTHS ENDED   APRIL 28, 2000*
                                           JUNE 30, 2001         THROUGH
                                            (UNAUDITED)     DECEMBER 31, 2000
                                          ----------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.44            $ 10.00
                                              -------            -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.33               0.47
Net realized and unrealized gain on
  investments...........................         0.01               0.43
                                              -------            -------
  Total from investment operations......         0.34               0.90
                                              -------            -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.33)             (0.43)
Distributions from capital gains........           --              (0.03)
                                              -------            -------
  Total dividends and distributions.....        (0.33)             (0.46)
                                              -------            -------
Net asset value at end of period........      $ 10.45            $ 10.44
                                              =======            =======
TOTAL RETURN:...........................         3.25%**            9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $21,520            $19,653
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.35%***           0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.15%***           1.35%***
  Net investment income, net of waiver
    from The Bank of New York...........         6.23%***           6.61%***
Portfolio turnover rate.................           74%               101%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER--42.8%
               ASSET BACKED SECURITIES--12.2%
$ 42,144,000   Barton Capital
               3.78%, 7/17/01..........................  $   42,073,198
  15,890,000   CC (USA), Inc.
               4.28%, 7/18/01..........................      15,857,884
  50,000,000   CIESCO
               3.90%, 7/27/01..........................      49,859,167
  50,000,000   CIESCO
               3.56%, 8/27/01..........................      49,718,167
  50,000,000   Corporate Asset Funding Corp.
               3.83%, 8/01/01..........................      49,835,097
  50,000,000   Corporate Receivables Corp.
               3.98%, 7/10/01..........................      49,950,250
  50,000,000   Eureka Securitization
               4.23%, 7/09/01..........................      49,953,000
  30,000,000   Eureka Securitization
               3.60%, 8/08/01..........................      29,886,000
  60,000,000   Govco, Inc.
               4.20%, 7/25/01..........................      59,832,000
  50,000,000   Kitty Hawk Funding
               4.74%, 7/16/01..........................      49,901,250
  50,000,000   MetLife Funding, Inc.
               3.84%, 7/17/01..........................      49,914,667
  26,881,000   MetLife Funding, Inc.
               3.94%, 8/17/01..........................      26,742,727
  18,204,000   Moat Funding LLC
               3.95%, 8/09/01..........................      18,126,102
  40,000,000   Moat Funding LLC
               3.75%, 9/25/01..........................      39,641,667
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
$ 40,338,000   Sand Dollar Funding LLC
               3.99%, 8/23/01..........................  $   40,101,048
  50,000,000   Sheffield Receivables Corp.
               3.81%, 7/20/01..........................      49,899,458
  50,000,000   Sigma Finance, Inc.
               5.25%, 7/05/01..........................      49,971,317
  25,000,000   Sigma Finance, Inc.
               3.94%, 7/30/01..........................      24,920,653
  23,250,000   Windmill Funding Corp.
               3.75%, 9/10/01..........................      23,078,047
                                                         --------------
                                                            769,261,699
                                                         --------------
               BANKING AND FINANCE--0.5%
  30,000,000   Rabobank Nederland NV
               5.19%, 7/18/01..........................      29,926,475
                                                         --------------
               BEVERAGES, FOOD AND TOBACCO--2.4%
  50,000,000   Campbell Soup Co.
               3.83%, 10/31/01.........................      49,351,028
  35,000,000   McDonald's Corp.
               3.70%, 7/05/01..........................      34,985,611
  70,000,000   The Coca-Cola Co.
               3.81%, 9/06/01..........................      69,503,642
                                                         --------------
                                                            153,840,281
                                                         --------------
               BEVERAGES--BREWERS--0.5%
  34,715,000   Anheuser-Busch Cos., Inc.
               3.90%, 8/17/01..........................      34,538,243
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               CHEMICALS--2.8%
$ 40,000,000   Bayer Corp.
               3.565%, 8/27/01.........................  $   39,774,217
  50,000,000   Bayer Corp.
               3.74%, 9/07/01..........................      49,646,778
  30,000,000   duPont (E.I.) de Nemours & Co.
               4.18%, 7/12/01..........................      29,961,683
  25,000,000   duPont (E.I.) de Nemours & Co.
               3.88%, 7/13/01..........................      24,967,667
  35,000,000   duPont (E.I.) de Nemours & Co.
               3.71%, 9/02/01..........................      34,761,942
                                                         --------------
                                                            179,112,287
                                                         --------------
               COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.8%
  50,000,000   Gannett Co., Inc.
               3.97%, 7/05/01..........................      49,977,944
                                                         --------------
               ELECTRONIC EQUIPMENT AND COMPONENTS--2.1%
  25,000,000   Emerson Electric Co.
               3.75%, 7/19/01..........................      24,953,125
  50,000,000   Emerson Electric Co.
               3.85%, 7/20/01..........................      49,898,403
  15,000,000   Emerson Electric Co.
               3.70%, 7/27/01..........................      14,959,917
  41,300,000   Hewlett-Packard Co.
               3.80%, 8/15/01..........................      41,103,825
                                                         --------------
                                                            130,915,270
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FINANCE COMPANIES--6.3%
$ 50,000,000   Ford Motor Co.
               3.92%, 7/19/01..........................  $   49,902,000
  50,000,000   GE Capital
               4.73%, 7/27/01..........................      49,829,194
  41,700,000   GE Capital
               3.94%, 8/10/01..........................      41,517,447
  50,000,000   GE Capital
               5.18%, 8/16/01..........................      49,741,000
  28,800,000   GE Capital
               3.93%, 8/17/01..........................      28,652,232
  30,000,000   GE Capital
               3.60%, 9/18/01..........................      29,763,000
  23,000,000   KFW International Finance
               4.18%, 7/24/01..........................      22,938,577
  20,000,000   KFW International Finance
               4.51%, 8/17/01..........................      19,882,239
  40,000,000   Paccar Finance Corp.
               3.73%, 7/31/01..........................      39,875,667
  30,000,000   Paccar Finance Corp.
               3.93%, 8/13/01..........................      29,859,175
  35,000,000   Paccar Finance Corp.
               3.88%, 8/20/01..........................      34,811,389
                                                         --------------
                                                            396,771,920
                                                         --------------
               FINANCIAL SERVICES--2.2%
  50,000,000   American Express Co.
               3.62%, 8/27/01..........................      49,713,417
  40,000,000   Marsh & McLennan Cos., Inc.
               3.86%, 10/18/01.........................      39,532,511
  50,000,000   The CIT Group, Inc.
               3.95%, 7/16/01..........................      49,917,708
                                                         --------------
                                                            139,163,636
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               HEALTH CARE PRODUCTS AND
               SERVICES--1.5%
$ 50,000,000   Abbott Laboratories
               3.87%, 7/05/01..........................  $   49,978,500
  41,900,000   The Proctor &
               Gamble Co.
               3.85%, 7/16/01..........................      41,832,785
                                                         --------------
                                                             91,811,285
                                                         --------------
               HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.6%
  50,000,000   Colgate-Palmolive Co.
               3.91%, 7/13/01..........................      49,934,833
  50,000,000   The Gillette Co.
               3.88%, 8/08/01..........................      49,795,222
                                                         --------------
                                                             99,730,055
                                                         --------------
               INSURANCE--1.5%
  50,000,000   AEGON NV
               4.66%, 7/17/01..........................      49,896,444
  45,000,000   American International Group, Inc. (AIG)
               3.71%, 9/07/01..........................      44,698,562
                                                         --------------
                                                             94,595,006
                                                         --------------
               MANUFACTURING--0.9%
  25,000,000   Minnesota Mining and Manufacturing Co.
               (3M)
               3.69%, 11/09/01.........................      24,664,312
  30,000,000   The Stanley Works
               3.72%, 9/06/01..........................      29,792,300
                                                         --------------
                                                             54,456,612
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               NON-BANK HOLDING
               COMPANIES--0.6%
$ 40,000,000   USAA Capital
               3.70%, 7/23/01..........................  $   39,909,556
                                                         --------------
               PHARMACEUTICALS--2.4%
  40,000,000   GlaxoSmithKline PLC
               3.92%, 8/21/01..........................      39,782,222
  80,000,000   Pfizer, Inc.
               3.86%, 7/20/01..........................      79,837,022
  30,000,000   Schering-Plough Corp.
               3.91%, 8/23/01..........................      29,827,308
                                                         --------------
                                                            149,446,552
                                                         --------------
               RETAIL--DISCOUNT STORES--0.5%
  30,855,000   Wal-Mart Stores, Inc.
               3.62%, 7/31/01..........................      30,761,921
                                                         --------------
               TELECOMMUNICATIONS--2.8%
  50,000,000   BellSouth Corp.
               3.91%, 7/09/01..........................      49,956,556
  40,000,000   SBC Communications, Inc.
               3.96%, 7/12/01..........................      39,951,600
  50,000,000   Verizon Communications, Inc.
               3.79%, 8/09/01..........................      49,794,708
  40,000,000   Verizon Communications, Inc.
               3.72%, 8/30/01..........................      39,752,000
                                                         --------------
                                                            179,454,864
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               UTILITIES--GAS AND ELECTRIC--1.2%
$ 60,000,000   National Rural Utilities Cooperative
               Finance Corp.
               3.77%, 7/26/01..........................  $   59,842,917
  15,000,000   National Rural Utilities Cooperative
               Finance Corp.
               6.07%, 8/17/01..........................      14,881,129
                                                         --------------
                                                             74,724,046
                                                         --------------
               TOTAL COMMERCIAL PAPER
               (Cost $2,698,397,652)...................   2,698,397,652
                                                         --------------
               TIME DEPOSITS--14.5%
               BANKING AND FINANCE--14.5%
 150,000,000   CIBC Oppenheimer
               4.063%, 7/02/01.........................     150,000,000
 162,904,000   Deutsche Bank AG
               4.00%, 7/02/01..........................     162,904,000
 150,000,000   Dresdner Bank AG
               4.00%, 7/02/01..........................     150,000,000
 150,000,000   National City Corp.
               4.00%, 7/02/01..........................     150,000,000
 150,000,000   SunTrust Banks, Inc.
               4.00%, 7/02/01..........................     150,000,000
 150,000,000   Wells Fargo & Co.
               4.125%, 7/02/01.........................     150,000,000
                                                         --------------
               TOTAL TIME DEPOSITS
               (Cost $912,904,000).....................     912,904,000
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--11.0%
               FEDERAL FARM CREDIT BANK--0.6%
$ 15,000,000   6.93%, 7/03/01..........................  $   15,000,276
  10,000,000   6.60%, 9/04/01..........................      10,001,441
  10,460,000   4.55%, 11/26/01+........................      10,264,342
                                                         --------------
                                                             35,266,059
                                                         --------------
               FEDERAL HOME LOAN BANK--1.8%
  15,000,000   5.50%, 8/13/01..........................      14,981,687
  40,000,000   4.46%, 9/26/01+.........................      39,568,867
  11,970,000   7.125%, 11/15/01........................      11,995,289
  35,000,000   6.865%, 11/30/01........................      35,144,620
  13,080,000   6.75%, 2/15/02..........................      13,239,065
                                                         --------------
                                                            114,929,528
                                                         --------------
               FEDERAL HOME LOAN MORTGAGE
               CORP.--4.4%
  25,000,000   4.84%, 1/03/02+.........................      24,374,833
  43,826,000   3.90%, 1/31/02+.........................      42,809,967
  26,912,000   3.62%, 2/15/02+.........................      26,292,292
  35,000,000   4.565%, 2/28/02+........................      33,925,957
  20,000,000   4.36%, 3/15/02+.........................      19,377,489
  40,000,000   3.54%, 3/22/02+.........................      38,961,600
  30,000,000   4.40%, 5/08/02..........................      30,000,000
  30,000,000   4.35%, 6/11/02..........................      30,000,000
  30,000,000   4.02%, 7/02/02..........................      30,000,000
                                                         --------------
                                                            275,742,138
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
               (CONTINUED)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.3%
$ 20,000,000   6.64%, 9/18/01..........................  $   19,998,353
  20,000,000   6.24%, 12/06/01.........................      20,011,991
  20,000,000   4.55%, 1/11/02+.........................      19,509,611
  30,000,000   5.40%, 1/18/02..........................      30,000,000
  40,000,000   5.47%, 1/25/02+.........................      38,874,489
  25,000,000   3.73%, 3/05/02+.........................      24,360,201
  44,500,000   3.97%, 4/05/02+.........................      43,160,696
  13,125,000   6.625%, 4/15/02.........................      13,382,303
                                                         --------------
                                                            209,297,644
                                                         --------------
               UNITED STATES TREASURY NOTES--0.9%
  15,000,000   6.625%, 7/31/01.........................      15,004,112
  15,000,000   6.50%, 8/31/01..........................      15,003,746
  15,000,000   5.875%, 11/30/01........................      15,001,283
  15,000,000   6.375%, 4/30/02.........................      15,292,276
                                                         --------------
                                                             60,301,417
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $695,536,786).....................     695,536,786
                                                         --------------
               CERTIFICATES OF DEPOSIT--9.5%
               BANKING AND FINANCE--8.7%
  30,000,000   ABN AMRO
               Holding NV
               5.85%, 12/27/01.........................      30,000,000
  45,000,000   Bayerische Landesbank
               6.00%, 7/05/01..........................      45,002,237
  20,000,000   Bayerische Landesbank
               5.93%, 9/20/01..........................      20,000,000
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 45,000,000   First Tennessee National Corp.
               4.30%, 7/20/01..........................  $   45,000,000
  40,000,000   Firststar Bank
               3.87%, 3/14/02..........................      40,000,000
  20,000,000   Harris Trust Bank of Chicago
               4.65%, 7/11/01..........................      20,000,000
  25,000,000   Harris Trust Bank of Chicago
               4.17%, 10/30/01.........................      25,000,000
  40,000,000   J.P. Morgan Chase & Co.
               3.80%, 9/10/01..........................      40,000,000
  40,000,000   Marshall & Ilsley Corp.
               4.29%, 7/25/01..........................      40,000,000
  30,000,000   National City Indiana
               6.14%, 12/19/01.........................      30,000,000
  30,000,000   Norddeutche Landesbanken
               4.02%, 11/15/01.........................      30,001,119
  50,000,000   Northern Trust Corp.
               3.59%, 9/28/01..........................      50,000,613
  15,000,000   Rabobank Nederland NV
               6.74%, 9/14/01..........................      15,000,000
  15,000,000   Rabobank Nederland NV
               5.95%, 9/26/01..........................      15,000,000
  17,000,000   Regions Financial Corp.
               6.53%, 11/30/01.........................      17,000,673
  20,000,000   Royal Bank of Canada
               3.85%, 7/29/02..........................      19,993,717

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 25,000,000   Toronto Dominion Bank
               5.37%, 1/16/02..........................  $   25,001,296
  20,000,000   UBS AG
               5.19%, 8/20/01..........................      20,000,271
  20,000,000   UBS AG
               6.77%, 9/10/01..........................      19,999,684
                                                         --------------
                                                            546,999,610
                                                         --------------
               FINANCIAL SERVICES--0.8%
  50,000,000   American Express Co.
               3.76%, 8/02/01..........................      50,000,000
                                                         --------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $596,999,610).....................     596,999,610
                                                         --------------
               CORPORATE BONDS--2.6%
               ASSET BACKED SECURITIES--0.4%
   7,725,462   Ford Credit Auto Owner Trust, Series
               2001-A, Class A2
               5.494%, 10/15/01........................       7,725,462
  15,112,842   Ford Credit Auto Owner Trust, Series
               2001-A, Class A2
               4.901%, 12/15/01........................      15,112,842
                                                         --------------
                                                             22,838,304
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
               BANKING AND FINANCE--0.9%
$ 20,000,000   First Union National Bank
               3.94%, 10/16/01 FRN.....................  $   20,000,000
  20,000,000   National City Bank
               3.82%, 11/21/01 FRN.....................      19,999,233
  20,000,000   Wells Fargo & Co.
               4.348%, 7/24/01 FRN.....................      19,999,511
                                                         --------------
                                                             59,998,744
                                                         --------------
               FINANCIAL SERVICES--0.4%
  15,000,000   Goldman Sachs
               Group, Inc.
               4.50%, 1/28/02 FRN......................      15,015,245
   9,000,000   Merrill Lynch & Co.
               4.445%, 2/15/02 FRN.....................       9,021,584
                                                         --------------
                                                             24,036,829
                                                         --------------
               RETAIL--DISCOUNT STORES--0.3%
  21,000,000   Wal-Mart Stores, Inc.
               6.15%, 8/10/01..........................      21,022,110
                                                         --------------
               TELECOMMUNICATIONS--0.6%
  35,000,000   SBC Communications, Inc.**
               3.874%, 3/14/02 FRN.....................      35,000,000
                                                         --------------
               TOTAL CORPORATE BONDS
               (Cost $162,895,987).....................     162,895,987
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS--20.2%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--4.7%
$300,000,000   4.10%, dated 6/29/01, due 7/02/01,
               repurchase price $300,102,500
               (Collateral-FHLB Notes, 0.00%-6.75%,
               7/31/01-2/15/02, FHLMC Note, 7.05%,
               9/20/01, FNMA Notes 5.50%-6.625%,
               2/15/06-
               9/15/09, IADB Note, 6.625%, 3/07/01;
               aggregate market value plus accrued
               interest $306,000,043)..................  $  300,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK AG--1.2%
  75,000,000   4.07%, dated 6/29/01, due 7/02/01,
               repurchase price $75,025,438
               (Collateral-FHLB Note, 0.00%, 8/15/01;
               aggregate market value plus accrued
               interest $76,503,694)...................      75,000,000
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH GOLDMAN SACHS GROUP,
               INC.--4.7%
$300,000,000   4.05%, dated 6/29/01, due 7/02/01,
               repurchase price $300,101,250
               (Collateral-FNAC Notes, 3.85%-9.375%,
               9/04/01-12/06/04, FNMA Notes, 4.75%-
               6.95%, 3/15/04-1/11/11; aggregate market
               value plus accrued interest
               $306,000,688)...........................  $  300,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN WITTER &
               CO.--4.8%
 300,000,000   4.07%, dated 6/29/01, due 7/02/01,
               repurchase price $300,101,750
               (Collateral-ADBB, 5.593%-6.64%,
               5/27/14-7/16/18, FNAC Note, 5.625%,
               3/15/11, FNMA Note, 5.71%, 9/18/08, IADB
               Bonds, 5.375%-6.75%, 1/18/06-
               7/15/27, SLMA Note, 4.75%, 4/23/04;
               aggregate market value plus accrued
               interest $306,007,928)..................     300,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY HOLDINGS,
               INC.--4.8%
$300,000,000   4.10%, dated 6/29/01, due 7/02/01,
               repurchase price $300,102,500
               (Collateral-FNAC Notes, 7.00%,
               1/01/31-2/01/31; aggregate market value
               plus accrued interest $309,000,000).....  $  300,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $1,275,000,000)...................   1,275,000,000
                                                         --------------


                TOTAL INVESTMENTS
                (Cost $6,341,734,035)(a)--100.6%........   6,341,734,035
                Liabilities in excess of other
                assets--(0.6%)..........................     (37,790,827)
                                                          --------------
                NET ASSETS--100.0%......................  $6,303,943,208
                                                          ==============

ADBB AFRICAN DEVELOPMENT BANK BOND.
FHLB FEDERAL HOME LOAN BANK.
FHLMC FEDERAL HOME LOAN MORTGAGE CORP.
FNAC FINANCIAL ASSISTANCE CORP.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
FRN  FLOATING RATE NOTE. COUPON SHOWN IS IN EFFECT AT JUNE 30, 2001.
IADB INTER-AMERICAN DEVELOPMENT BANK.
SLMA STUDENT LOAN MARKETING ASSOCIATION.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
+ DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES AND OBLIGATIONS.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value, including repurchase agreements of $1,275,000,000
    (Cost $6,341,734,035).......................................................  $6,341,734,035
  Cash..........................................................................         114,634
  Receivables:
    Investments sold............................................................   2,424,613,000
    Capital stock sold..........................................................     113,882,972
    Interest....................................................................      15,497,867
  Other assets..................................................................          42,142
                                                                                  --------------
    TOTAL ASSETS................................................................   8,895,884,650
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................   2,397,295,523
    Capital stock repurchased...................................................     171,454,230
    Dividends...................................................................      20,643,142
    Services provided by The Bank of New York and Administrator.................       2,019,067
  Accrued expenses and other liabilities........................................         529,480
                                                                                  --------------
    TOTAL LIABILITIES...........................................................   2,591,941,442
                                                                                  --------------
NET ASSETS:.....................................................................  $6,303,943,208
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    6,303,939
  Capital surplus...............................................................   6,297,629,068
  Accumulated net realized gain on investments..................................          10,201
                                                                                  --------------
NET ASSETS......................................................................  $6,303,943,208
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $3,461,245,621
                                                                                  ==============
  Shares outstanding............................................................   3,461,248,030
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $1,589,814,388
                                                                                  ==============
  Shares outstanding............................................................   1,589,808,788
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $1,252,883,199
                                                                                  ==============
  Shares outstanding............................................................   1,252,882,300
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   5,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   3,000,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $  171,886,233
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       3,259,145
  Administration................................................................       3,259,145
  Servicing fee--
                Hamilton Premier Shares.........................................       2,022,646
                Hamilton Classic Shares.........................................       1,476,708
  12b-1 fee--Hamilton Classic Shares............................................       1,476,708
  Registration and filings......................................................         545,848
  Custodian.....................................................................         208,392
  Transfer agent................................................................         132,193
  Legal.........................................................................          52,977
  Reports to shareholders.......................................................          51,220
  Accounting services...........................................................          29,720
  Cash management...............................................................          27,799
  Directors.....................................................................           8,067
  Audit.........................................................................           3,950
  Other.........................................................................          63,566
                                                                                  --------------
    TOTAL EXPENSES..............................................................      12,618,084
  Earnings credit adjustment (Note 3)...........................................         (39,669)
                                                                                  --------------
    NET EXPENSES................................................................      12,578,415
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................     159,307,818
  Net realized gain on investments..............................................             614
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $  159,308,432
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................  $   159,307,818    $    260,356,184
  Net realized gain on investments..............................................              614               1,024
                                                                                  ---------------    ----------------
    Net increase in net assets resulting from operations........................      159,308,432         260,357,208
                                                                                  ---------------    ----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                    Hamilton Shares.............................      (93,993,933)       (139,072,858)
                                    Hamilton Premier Shares.....................      (38,571,621)        (67,481,296)
                                    Hamilton Classic Shares.....................      (26,742,264)        (53,802,030)
                                                                                  ---------------    ----------------
                                                                                     (159,307,818)       (260,356,184)
                                                                                  ---------------    ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                              Hamilton Shares...................................    6,224,515,798      10,335,912,045
                              Hamilton Premier Shares...........................    8,467,328,875      16,005,612,146
                              Hamilton Classic Shares...........................    4,975,073,579       9,750,582,978
  Proceeds from shares issued on
    reinvestment of dividends:
                            Hamilton Shares.....................................       28,940,300          37,713,859
                            Hamilton Premier Shares.............................       15,469,857          22,439,475
                            Hamilton Classic Shares.............................       28,640,087          48,111,441
  Value of capital stock repurchased:
                               Hamilton Shares..................................   (6,164,891,234)     (8,726,286,750)
                               Hamilton Premier Shares..........................   (8,352,907,273)    (15,439,415,632)
                               Hamilton Classic Shares..........................   (4,734,027,473)     (9,708,057,786)
                                                                                  ---------------    ----------------
    Net increase in net assets resulting from capital stock transactions........      488,142,516       2,326,611,776
                                                                                  ---------------    ----------------
      INCREASE IN NET ASSETS....................................................      488,143,130       2,326,612,800
NET ASSETS:
  Beginning of year.............................................................    5,815,800,078       3,489,187,278
                                                                                  ---------------    ----------------
  End of period.................................................................  $ 6,303,943,208    $  5,815,800,078
                                                                                  ===============    ================
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
            Hamilton Shares.....................................................    6,224,515,798      10,335,912,353
            Hamilton Premier Shares.............................................    8,467,328,875      16,005,611,814
            Hamilton Classic Shares.............................................    4,975,073,579       9,750,580,568
  Shares issued on reinvestment of dividends:
                                       Hamilton Shares..........................       28,940,300          37,715,902
                                       Hamilton Premier Shares..................       15,469,857          22,439,185
                                       Hamilton Classic Shares..................       28,640,087          48,116,064
  Shares repurchased:
                  Hamilton Shares...............................................   (6,164,891,234)     (8,726,287,174)
                  Hamilton Premier Shares.......................................   (8,352,907,273)    (15,439,415,632)
                  Hamilton Classic Shares.......................................   (4,734,027,473)     (9,708,059,789)
                                                                                  ---------------    ----------------
    Net increase................................................................      488,142,516       2,326,613,291
  Shares outstanding, beginning of year.........................................    5,815,796,602       3,489,183,311
                                                                                  ---------------    ----------------
  Shares outstanding, end of period.............................................    6,303,939,118       5,815,796,602
                                                                                  ===============    ================

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               HAMILTON SHARES
                           ----------------------------------------------------------------------------------------
                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                            JUNE 30, 2001    ----------------------------------------------------------------------
                             (UNAUDITED)           2000              1999             1998        1997       1996
                           ----------------  ----------------  ----------------    ----------  ----------  --------
PER SHARE DATA:
Net asset value at
  beginning of period....     $     1.00        $     1.00        $     1.00       $     1.00  $     1.00  $   1.00
                              ----------        ----------        ----------       ----------  ----------  --------
GAIN FROM INVESTMENT
  OPERATIONS
Net investment income....          0.025             0.061             0.050            0.053       0.053     0.052
                              ----------        ----------        ----------       ----------  ----------  --------
DIVIDENDS
Dividends from net
  investment income......         (0.025)           (0.061)           (0.050)          (0.053)     (0.053)   (0.052)
                              ----------        ----------        ----------       ----------  ----------  --------
Net asset value at end of
  period.................     $     1.00        $     1.00        $     1.00       $     1.00  $     1.00  $   1.00
                              ==========        ==========        ==========       ==========  ==========  ========
TOTAL RETURN:............           2.53%**           6.31%             5.03%            5.41%       5.47%     5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period
  (000's omitted)........     $3,461,246        $3,372,680        $1,725,341       $1,439,525  $1,063,579  $609,424
Ratio to average net
  assets of:
  Expenses...............           0.23%***          0.24%             0.24%            0.26%       0.25%     0.27%
  Net investment
    income...............           5.06%***          6.19%             4.92%            5.25%       5.34%     5.17%

**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                       HAMILTON PREMIER SHARES
                           --------------------------------------------------------------------------------
                           SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                            JUNE 30, 2001    --------------------------------------------------------------
                             (UNAUDITED)         2000         1999         1998         1997        1996
                           ----------------  ------------  ----------  ------------  ----------  ----------
PER SHARE DATA:
Net asset value at
  beginning of period....     $     1.00      $     1.00    $   1.00    $     1.00    $   1.00    $   1.00
                              ----------      ----------    --------    ----------    --------    --------
GAIN FROM INVESTMENT
  OPERATIONS
Net investment income....          0.024           0.059       0.047         0.050       0.051       0.049
                              ----------      ----------    --------    ----------    --------    --------
DIVIDENDS
Dividends from net
  investment income......         (0.024)         (0.059)     (0.047)       (0.050)     (0.051)     (0.049)
                              ----------      ----------    --------    ----------    --------    --------
Net asset value at end of
  period.................     $     1.00      $     1.00    $   1.00    $     1.00    $   1.00    $   1.00
                              ==========      ==========    ========    ==========    ========    ========
TOTAL RETURN:............           2.40%**         6.04%       4.77%         5.14%       5.19%       5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period
  (000's omitted)........     $1,589,814      $1,459,923    $871,287    $1,064,645    $688,339    $463,759
Ratio to average net
  assets of:
  Expenses...............           0.48%***        0.49%       0.49%         0.51%       0.51%       0.53%
  Net investment
    income...............           4.77%***        5.92%       4.70%         5.01%       5.09%       4.91%

**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                              HAMILTON CLASSIC SHARES
                                          ---------------------------------------------------------------
                                          SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001    ---------------------------------------------
                                            (UNAUDITED)       2000      1999     1998     1997     1996
                                          ----------------  --------  --------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $     1.00     $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                             ----------     --------  --------  -------  -------  -------
GAIN FROM INVESTMENT OPERATIONS
Net investment income...................          0.023        0.056     0.044    0.047    0.047    0.046
                                             ----------     --------  --------  -------  -------  -------
DIVIDENDS
Dividends from net investment income....         (0.023)      (0.056)   (0.044)  (0.047)  (0.047)  (0.046)
                                             ----------     --------  --------  -------  -------  -------
Net asset value at end of period........     $     1.00     $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                             ==========     ========  ========  =======  =======  =======
TOTAL RETURN:...........................           2.28%**      5.78%     4.51%    4.81%    4.80%    4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $1,252,883     $983,197  $892,560  $19,995  $16,725  $13,478
Ratio to average net assets of:
  Expenses..............................           0.73%***     0.74%     0.74%    0.83%    0.88%    0.82%
  Net investment income.................           4.53%***     5.64%     4.46%    4.70%    4.71%    4.67%

**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--21.7%
               UNITED STATES TREASURY BILLS+--10.1%
$ 20,000,000   4.92%, 7/05/01..........................  $   19,989,056
  15,000,000   4.16%, 8/02/01..........................      14,944,533
  30,000,000   3.54%, 9/27/01..........................      29,740,400
  30,000,000   3.52%, 10/25/01.........................      29,659,733
  30,000,000   3.64%, 11/08/01.........................      29,605,667
  30,000,000   3.42%, 12/13/01.........................      29,529,063
                                                         --------------
                                                            153,468,452
                                                         --------------
               UNITED STATES TREASURY NOTES--11.6%
  10,000,000   5.50%, 7/31/01..........................       9,993,210
  10,000,000   6.625%, 7/31/01.........................      10,027,734
  10,000,000   6.50%, 8/31/01..........................      10,014,453
  15,000,000   5.625%, 9/30/01.........................      14,975,525
  25,000,000   5.875%, 10/31/01........................      25,056,934
  15,000,000   5.875%, 11/30/01........................      15,002,930
  15,000,000   6.125%, 12/31/01........................      15,167,578
  20,000,000   6.25%, 2/28/02..........................      20,362,500
  20,000,000   6.50%, 3/31/02..........................      20,449,219
  15,000,000   6.375%, 4/30/02.........................      15,336,328
  20,000,000   6.50%, 5/31/02..........................      20,482,031
                                                         --------------
                                                            176,868,442
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $330,336,894).....................     330,336,894
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS--77.8%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--23.0%
$350,000,000   3.95%, dated 6/29/01, due 7/02/01,
               repurchase price $350,115,208
               (Collateral--UST Bond, 12.00%, 8/15/13;
               UST Note, 6.00%, 8/15/09; UST Strip,
               0.00%, 8/15/11-8/15/29; UST TRIB,
               3.625%, 4/15/28; UST TRIN, 3.50%-
               3.875%, 1/15/08-
               1/15/11; aggregate market value plus
               accrued interest $357,000,294)..........  $  350,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH GOLDMAN SACHS GROUP,
               INC.--9.4%
 142,643,000   3.92% dated 6/29/01, due 7/02/01,
               repurchase price $142,689,597
               (Collateral--UST Bonds, 7.875%,
               11/15/07; UST Strip, 0.00%, 8/15/05-
               2/15/20; aggregate market value plus
               accrued interest $145,495,860)..........     142,643,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN WITTER &
               CO.--22.4%
$340,000,000   3.94%, dated 6/29/01, due 7/02/01,
               repurchase price $340,111,633
               (Collateral--UST Bill, 0.00%, 10/04/01;
               UST TRIN, 4.250%, 1/15/10; aggregate
               market value plus accrued interest
               $347,329,707)...........................  $  340,000,000
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)

               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY HOLDINGS,
               INC.--23.0%
$350,000,000   3.95%, dated 6/29/01, due 7/02/01,
               repurchase price $350,115,208
               (Collateral--UST Bond, 5.50%, 8/15/28;
               UST Note, 5.00%, 2/15/11; aggregate
               market value plus accrued interest
               $357,027,604)...........................  $  350,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $1,182,643,000)...................   1,182,643,000
                                                         --------------

               TOTAL INVESTMENTS
               (Cost $1,512,979,894)(a)-- 99.5%........   1,512,979,894
               Other assets less liabilities--0.5%.....       8,093,493
                                                         --------------
               NET ASSETS--100.0%......................  $1,521,073,387
                                                         ==============

+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
TRIB TREASURY INFLATION BOND.
TRIN TREASURY INFLATION NOTE.
UST  UNITED STATES TREASURY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value, including repurchase agreements of $1,182,643,000
    (Cost $1,512,979,894).......................................................  $1,512,979,894
  Receivables:
    Investments sold............................................................   1,341,498,453
    Capital stock sold..........................................................       8,089,005
    Interest....................................................................       2,993,967
  Deferred organization costs and other assets..................................          47,750
                                                                                  --------------
    TOTAL ASSETS................................................................   2,865,609,069
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................             137
  Payables:
    Investments purchased.......................................................   1,262,616,403
    Capital stock repurchased...................................................      76,683,512
    Dividends...................................................................       4,551,670
    Services provided by The Bank of New York and Administrator.................         582,861
    Accrued expenses and other liabilities......................................         101,099
                                                                                  --------------
    TOTAL LIABILITIES...........................................................   1,344,535,682
                                                                                  --------------
NET ASSETS:.....................................................................  $1,521,073,387
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    1,521,067
  Capital surplus...............................................................   1,519,549,404
  Undistributed net investment income...........................................           2,916
                                                                                  --------------
NET ASSETS......................................................................  $1,521,073,387
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $  171,230,503
                                                                                  ==============
  Shares outstanding............................................................     171,228,644
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $1,084,000,384
                                                                                  ==============
  Shares outstanding............................................................   1,083,997,579
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  265,842,500
                                                                                  ==============
  Shares outstanding............................................................     265,841,150
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   2,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   2,000,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $   32,898,557
                                                                                  --------------
EXPENSES:
  Servicing fee--Hamilton Premier Shares........................................         954,246
               Hamilton Classic Shares..........................................         341,356
  Advisory......................................................................         646,428
  Administration................................................................         646,428
  12b-1 fee--Hamilton Classic Shares............................................         341,356
  Custodian.....................................................................          63,719
  Registration and filings......................................................          37,206
  Transfer agent................................................................          30,861
  Accounting services...........................................................          29,720
  Reports to shareholders.......................................................          16,269
  Legal.........................................................................          10,300
  Audit.........................................................................           9,997
  Cash management...............................................................           6,134
  Directors.....................................................................           6,121
  Amortization of organization cost.............................................           3,205
  Other.........................................................................          33,301
                                                                                  --------------
    TOTAL EXPENSES..............................................................       3,176,647
  Earnings credit adjustment (Note 3)...........................................          (4,561)
                                                                                  --------------
    NET EXPENSES................................................................       3,172,086
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      29,726,471
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   29,726,471
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2001        YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------  ------------------
OPERATIONS:
  Net investment income.........................................................  $    29,726,471    $    57,137,366
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from operations........................       29,726,471         57,137,366
                                                                                  ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Hamilton Shares...........................       (6,281,476)       (11,255,859)
                                      Hamilton Premier Shares...................      (17,450,987)       (31,503,383)
                                      Hamilton Classic Shares...................       (5,994,008)       (14,378,124)
                                                                                  ---------------    ---------------
                                                                                      (29,726,471)       (57,137,366)
                                                                                  ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Hamilton Shares..................................      304,159,758      1,075,639,672
                               Hamilton Premier Shares..........................    1,792,996,119      2,866,307,196
                               Hamilton Classic Shares..........................    1,274,189,847      2,391,063,441
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares...............................................        4,857,620          5,974,171
                Hamilton Premier Shares.........................................        4,400,313          6,475,646
                Hamilton Classic Shares.........................................        6,658,296         12,951,063
  Value of capital stock repurchased:
                                 Hamilton Shares................................     (416,801,291)    (1,028,081,241)
                                 Hamilton Premier Shares........................   (1,398,260,638)    (2,617,379,744)
                                 Hamilton Classic Shares........................   (1,314,636,533)    (2,331,500,369)
                                                                                  ---------------    ---------------
    Net increase in net assets resulting from capital stock transactions........      257,563,491        381,449,835
                                                                                  ---------------    ---------------
      INCREASE IN NET ASSETS....................................................      257,563,491        381,449,835
NET ASSETS:
  Beginning of year.............................................................    1,263,509,896        882,060,061
                                                                                  ---------------    ---------------
  End of period (includes undistributed net investment income of $2,916 at both
    June 30, 2001 and December 31, 2000)........................................  $ 1,521,073,387    $ 1,263,509,896
                                                                                  ===============    ===============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Hamilton Shares....................................................      304,159,758      1,075,639,672
             Hamilton Premier Shares............................................    1,792,996,119      2,866,307,196
             Hamilton Classic Shares............................................    1,274,189,847      2,391,064,372
  Shares issued on reinvestment of
    dividends: Hamilton Shares..................................................        4,857,620          5,974,126
             Hamilton Premier Shares............................................        4,400,313          6,475,369
             Hamilton Classic Shares............................................        6,658,296         12,951,063
  Shares repurchased:
                   Hamilton Shares..............................................     (416,801,291)    (1,028,081,241)
                   Hamilton Premier Shares......................................   (1,398,260,638)    (2,617,379,744)
                   Hamilton Classic Shares......................................   (1,314,636,533)    (2,331,501,369)
                                                                                  ---------------    ---------------
    Net increase................................................................      257,563,491        381,449,444
  Shares outstanding, beginning of year.........................................    1,263,503,882        882,054,438
                                                                                  ---------------    ---------------
  Shares outstanding, end of period.............................................    1,521,067,373      1,263,503,882
                                                                                  ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  HAMILTON SHARES
                                          ----------------------------------------------------------------
                                                                                                FOR THE
                                                                                                PERIOD
                                          SIX MONTHS                                           APRIL 1,
                                             ENDED                                               1997*
                                           JUNE 30,          YEAR ENDED DECEMBER 31,            THROUGH
                                             2001        --------------------------------    DECEMBER 31,
                                          (UNAUDITED)      2000        1999        1998          1997
                                          -----------    --------    --------    --------    -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $   1.00      $   1.00    $   1.00    $   1.00       $   1.00
                                           --------      --------    --------    --------       --------
GAIN FROM INVESTMENT OPERATIONS
Net investment income...................      0.024         0.059       0.047       0.051          0.040
                                           --------      --------    --------    --------       --------
DIVIDENDS
Dividends from net investment income....     (0.024)       (0.059)     (0.047)     (0.051)        (0.040)
                                           --------      --------    --------    --------       --------
Net asset value at end of period........   $   1.00      $   1.00    $   1.00    $   1.00       $   1.00
                                           ========      ========    ========    ========       ========
TOTAL RETURN:...........................       2.44%**       6.09%       4.79%       5.25%          4.02%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $171,231      $279,014    $225,482    $201,363       $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       0.24%***      0.26%       0.28%       0.27%          0.25%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.24%***      0.26%       0.28%       0.28%          0.33%***
  Net investment income, net of waiver
    from The Bank of New York...........       4.90%***      5.98%       4.69%       5.09%          5.29%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                              HAMILTON PREMIER SHARES
                                          ----------------------------------------------------------------
                                                                                                FOR THE
                                                                                                PERIOD
                                          SIX MONTHS                                           APRIL 1,
                                             ENDED                                               1997*
                                           JUNE 30,          YEAR ENDED DECEMBER 31,            THROUGH
                                             2001        --------------------------------    DECEMBER 31,
                                          (UNAUDITED)      2000        1999        1998          1997
                                          -----------    --------    --------    --------    -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $     1.00     $   1.00    $   1.00    $   1.00       $   1.00
                                          ----------     --------    --------    --------       --------
GAIN FROM INVESTMENT OPERATIONS
Net investment income...................       0.023        0.057       0.045       0.049          0.038
                                          ----------     --------    --------    --------       --------
DIVIDENDS
Dividends from net investment income....      (0.023)      (0.057)     (0.045)     (0.049)        (0.038)
                                          ----------     --------    --------    --------       --------
Net asset value at end of period........  $     1.00     $   1.00    $   1.00    $   1.00       $   1.00
                                          ==========     ========    ========    ========       ========
TOTAL RETURN:...........................        2.31%**      5.82%       4.54%       4.99%          3.83%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $1,084,000     $684,865    $429,461    $520,492       $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.49%***     0.50%       0.52%       0.52%          0.50%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.49%***     0.50%       0.52%       0.53%          0.56%***
  Net investment income, net of waiver
    from The Bank of New York...........        4.57%***     5.76%       4.41%       4.82%          5.06%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                     HAMILTON CLASSIC SHARES
                                          ---------------------------------------------
                                                                             FOR THE
                                                                             PERIOD
                                          SIX MONTHS                        APRIL 1,
                                             ENDED                            1997*
                                           JUNE 30,       YEAR ENDED         THROUGH
                                             2001        DECEMBER 31,     DECEMBER 31,
                                          (UNAUDITED)        2000             1997
                                          -----------    -------------    -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $   1.00        $   1.00          $   1.00
                                           --------        --------          --------
GAIN FROM INVESTMENT OPERATIONS
Net investment income...................      0.022           0.054             0.029
                                           --------        --------          --------
DIVIDENDS
Dividends from net investment income....     (0.022)         (0.054)           (0.029)
                                           --------        --------          --------
Net asset value at end of period........   $   1.00        $   1.00          $   1.00
                                           ========        ========          ========
TOTAL RETURN:...........................       2.19%**         5.56%             2.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $265,842        $299,631          $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       0.74%***        0.75%             0.78%***
  Expenses, prior to waiver from The
    Bank of New York....................       0.74%***        0.75%             0.78%***
  Net investment income, net of waiver
    from The Bank of New York...........       4.39%***        5.47%             4.33%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund, Treasury Money Fund, Large Cap Value Fund, S&P 500 Index Fund and U.S. Bond Market Index Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. The Large Cap Value Fund, S&P 500 Index Fund, and the U.S. Bond Market Index Fund have one class of share:
Institutional Shares; the Money Fund and Treasury Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the U.S. Bond Market Index Fund, the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund, and premiums on securities purchased for the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized. In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. As required, effective January 1, 2001, the Funds are required to record a cumulative effect adjustment to reflect amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The

Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Equity Income Fund......................           .60%
Large Cap Value.........................           .60%
Large Cap Growth Fund...................           .60%
International Equity Fund...............          .425%
Small Cap Growth Fund...................           .75%
Intermediate Government Fund............           .50%
Intermediate Investment Grade Fund......           .50%
Intermediate Tax-Exempt Fund............           .50%
Intermediate New York Tax-Exempt Fund...           .50%
S&P 500 Index Fund......................           .25%
U.S. Bond Market Index Fund.............           .25%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Advisor"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Advisor, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Equity Income Fund......................           .20%
Large Cap Value.........................           .20%
Large Cap Growth Fund...................           .20%
International Equity Fund...............           .20%
Small Cap Growth Fund...................           .20%
Intermediate Government Fund............           .20%
Intermediate Investment Grade Fund......           .20%
Intermediate Tax-Exempt Fund............           .20%
Intermediate New York Tax-Exempt Fund...           .20%
S&P 500 Index Fund......................           .20%
U.S. Bond Market Index Fund.............           .20%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2001 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2001, the Large Cap Growth Fund, Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, and the S&P 500 Index Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                          INSTITUTIONAL  INVESTOR
                                             SHARES       SHARES
                                          -------------  --------
Large Cap Value.........................         .80%        --
Intermediate Government Fund............         .79%      1.04%
Intermediate Investment Grade Fund......         .79%      1.04%
Intermediate Tax-Exempt Fund............         .79%      1.04%
Intermediate New York Tax-Exempt Fund...         .79%      1.04%
S&P 500 Index...........................         .35%        --
U.S. Bond Market Index Fund.............         .35%        --

  The Equity Income Fund, Large Cap Growth Fund, International Equity Fund, Small Cap Growth Fund, Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2001.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Large Cap Value Fund, S&P 500 Index Fund, and U.S. Bond Market Index Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                      DATE OF
                                                                 IMPLEMENTATION OF
NAME OF FUND                                      CLASS             12B-1 PLAN
------------                              ---------------------  -----------------
Equity Income Fund......................        Investor          April 1, 1997
Large Cap Growth Fund...................        Investor           May 1, 1997
International Equity Fund...............        Investor           May 1, 1997
Small Cap Growth Fund...................        Investor           May 1, 1997
Intermediate Government Fund............        Investor          April 1, 1997
Intermediate Investment Grade Fund......        Investor           May 1, 1997
Intermediate Tax Exempt Fund............        Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund...        Investor          April 1, 1997
Money Fund..............................    Hamilton Classic     December 4, 1995
Treasury Money
  Fund..................................    Hamilton Classic      April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into

Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.
4. PORTFOLIO SECURITIES

  For the six months ended June 30, 2001, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                         EQUITY INCOME FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   118,772,426    118,639,029

                                                        LARGE CAP VALUE FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    13,135,917             --

                                                       LARGE CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    20,333,590     18,110,508
                                                     INTERNATIONAL EQUITY FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   139,222,620    131,159,396

                                                       SMALL CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   145,930,015    119,722,454

                                                            INTERMEDIATE
                                                          GOVERNMENT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 16,250,916   $ 13,223,535
All Others........................................            --             --
                                                      INTERMEDIATE INVESTMENT
                                                             GRADE FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $219,953,020   $245,578,320
All Others........................................   102,851,616     78,524,422
                                                      INTERMEDIATE TAX-EXEMPT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    36,304,838     40,413,175
                                                       INTERMEDIATE NEW YORK
                                                          TAX-EXEMPT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    10,647,903      5,593,688
                                                         S&P 500 INDEX FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    15,752,275     12,868,664
                                                          U.S. BOND MARKET
                                                             INDEX FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 15,513,750   $ 13,966,135
All Others........................................     2,735,806      1,765,989

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2000 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                          CAPITAL LOSS
                                          CARRYFORWARD  EXPIRATION
                                          ------------  ----------
Intermediate Government Fund............      705,948       2002
                                              681,582       2003
                                              447,719       2004
                                              390,829       2005
                                              261,062       2008
Intermediate Investment Grade Fund......    1,269,514       2007
                                            6,457,704       2008
Intermediate Tax-Exempt Fund............      536,696       2008

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the six months ended June 30, 2001 were as follows:

EQUITY INCOME FUND

                                           NUMBER
                                             OF      PREMIUMS
                                          CONTRACTS  RECEIVED
                                          ---------  ---------
Options outstanding at December 31,
  2000..................................     1,575   $ 396,512
Options written during the period.......       325      71,361
Options expired.........................    (1,900)   (467,873)
                                          --------   ---------
Options outstanding at June 30, 2001....        --   $      --
                                          ========   =========

LARGE CAP GROWTH FUND

                                           NUMBER
                                             OF       PREMIUMS
                                          CONTRACTS   RECEIVED
                                          ---------  ----------
Options outstanding at December 31,
  2000..................................        --          --
Options written during the period.......     1,450   $ 326,390
Options terminated in closing purchase
  transactions..........................      (250)    (70,498)
Options exercised.......................      (500)    (70,498)
Options expired.........................      (700)   (185,394)
                                           -------   ---------
Options outstanding at June 30, 2001....        --   $      --
                                           =======   =========

7. FUTURES CONTRACTS

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At June 30, 2001, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                                       UNREALIZED
                                                                     APPRECIATION AT
INDEX                                        MATURITY                   JUNE 30,
FUTURES                                        DATE       CONTRACTS       2001
-------                                   --------------  ---------  ---------------
S&P 500 Index...........................  September 2001       5            31,613

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 2000, reclassifications were made to the capital accounts of all Funds except the S&P 500 Index Fund, U.S. Bond Market Index Fund, Intermediate New York Tax-Exempt Fund and Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

10.  CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 24% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Michael A. Grunewald, President
      Richard Baxt, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISOR
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUND'S DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISOR.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund. Hamilton Classic Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Equity Funds, Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

                  BNY
                HAMILTON
                  FUNDS

     INVEST WITH A TRUSTED LEADER

      90 PARK AVENUE, 10TH FLOOR
           NEW YORK, NY 10016














                                                                  08/01 BNY-0132

                                BNY
                                HAMILTON

                                SEMI-ANNUAL REPORT


                                JUNE 30, 2001

BNY HAMILTON
LARGE CAP GROWTH
CRT FUND

BNY HAMILTON
SMALL CAP GROWTH
CRT FUND

BNY HAMILTON
INTERNATIONAL
EQUITY CRT FUND

                                           BNY
                                         HAMILTON
                                           FUNDS

                                INVEST WITH A TRUSTED LEADER

                  BNY
               HAMILTON
                 FUNDS

     INVEST WITH A TRUSTED LEADER

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton CRT Funds for the six-month period ended June 30, 2001. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing first half performance and the strategies they are pursuing to achieve the Funds' investment objectives through the balance of this year and into 2002. We encourage you to read this report carefully and retain it for your records.

The financial markets picked up early this year where they left off at the end of last year--namely, with concerns about slowing economic growth weighing on stocks and providing a boost to bonds. Investors' reaction to the sharp, sudden downshift in the pace of economic activity that began in late 2000 was the dominant influence on the performance of the financial markets during this period. Visibility regarding the outlook for growth and profits diminished as investors and corporate managements alike struggled to understand the implications of this abrupt slowdown. Confidence suffered and market volatility increased. In this environment, investors tended to seek out safe havens in fixed income securities and conservative equities such as value stocks. This trend was particularly evident during the first quarter. Markets regained some equilibrium in the second quarter, but at the mid-year mark investors generally remained in a "wait and see" mode concerning the direction the economy would take in the second half.

Economic growth slowed almost to a halt in the first half. After expanding by 4.1% in 2000, real GDP rose at an annualized rate of only 1.3% in the first quarter and by an even weaker 0.7% (preliminary) in the second quarter. Is this slowdown the "soft landing" that investors were rooting for last year when the economy appeared to be overheating and threatening to rekindle inflation? Or is it a signal that the economy is sinking into recession? Our judgment, for reasons discussed below and by the portfolio managers in their interviews, is that the trend in economic activity will pick up during the second half. Combined with the prospects for continued subdued inflation, we believe this holds bullish implications for the financial markets in general and stocks in particular. In our view, the performance of the financial markets during the first half generally reflected exaggerated concerns about the risk of recession.

For the first six months of 2001 the S&P 500-Registered Trademark- Index of large capitalization U.S. stocks declined 6.70% as a recovery of 5.85% in the second quarter served to only partially offset a negative return of 11.86% in the first quarter. With visibility poor and confidence low, investors shortened their time horizons. In this environment, growth-oriented issues lagged significantly behind the index while more defensive value-oriented stocks outperformed significantly. Technology and health care were the weakest industry sectors. Consumer cyclicals and basic materials were the best performing groups for the first half.

Growth-oriented stocks made a comeback during the second quarter, but did not rally enough to recoup their earlier declines. The technology-heavy NASDAQ Composite Index, for example, posted a 17.58% gain in the second quarter following a 25.41% loss in the first three months of the year.

Small capitalization stocks outperformed large capitalization stocks by a significant margin in the first six months of this year. The Russell 2000 Index of small capitalization equities posted a positive return of 6.86% for this period with a strong 14.28% gain in the second quarter more than offsetting a negative return of 6.50% in the first quarter. Value-oriented issues outperformed growth-oriented issues among small capitalization stocks as well, with communications services and consumer cyclicals representing the best performing industry sectors, and energy and utilities the weakest sectors.

The performance of international stocks in the first half was weighed down by the surprising strength in the foreign exchange value of the U.S. dollar relative to the euro and the Japanese yen. Despite weakening economic activity and a sharp decline in short-term interest rates, the safe haven appeal of the U.S. continued to attract exceptionally strong capital inflows from global investors, boosting the dollar's value. The MSCI-EAFE (Morgan Stanley Capital International--Europe, Australasia and Far East) Index declined 14.40% in the first half as investors worried that slowing U.S. growth would lead to a global economic downturn. Japan outperformed Europe during this period based on hopes that newly elected Prime Minister Koizumi would be successful in implementing the difficult structural reforms needed to restimulate growth in Japan. As in the U.S., value-oriented stocks also outperformed growth-oriented issues in international markets in the first half.

The big story for fixed income markets during the first half was the series of six aggressive rate cuts implemented by the Federal Reserve in response to the indications of weaker economic activity. The target federal funds rate began the year at 6.50% and ended the first half at 3.75%. In our view, this rate is likely to be reduced even further over the next few months. Intermediate-term interest rates declined along with short-term rates, but longer-term rates, which had declined late in 2000 in anticipation of easing by the Federal Reserve, actually rose slightly. The 10-year Treasury Note yield, for example, declined from 5.11% at the beginning of the year to below 5.00% in late March, but ended the first half at 5.39%. The result of this process was a dramatic shift in the shape of the Treasury yield curve from an inverted curve (short-term rates above long-term rates) to a more traditional upward-sloping curve (long-term rates above short-term rates). Yields on fixed-income issues with maturities of 5 years or less generally declined during the first half. Yields on fixed-income securities with maturities of more than 5 years generally rose. Credit spreads narrowed slightly from high levels at the beginning of the year as fixed-income investors, like equity investors, began to anticipate that the Federal Reserve's actions and the enactment of a major tax cut would combine to produce a second-half recovery in the economy. Long-term Treasury securities also came under modest selling pressure relative to other fixed-income securities as concerns abated regarding the potential for continuing very high federal budget surpluses to create a shortage of Treasury securities in the future.

While the indicators remain mixed, the economy appears to us to be in the process of bottoming. The news on the corporate profits and employment fronts is still negative, but consumer confidence levels have stabilized, consumers are still spending and there are signs of stabilization in the manufacturing sector, which has been the weakest area of the economy. We expect the positive impacts of the sharp decline in short-term interest rates during the first half to begin showing through with their normal 6-12 month lag. The first tax rebate checks were mailed in late July. Gasoline prices have fallen sharply from their recent highs, which will provide consumers with additional spending power. The sharp reduction over the past six months in the level of business inventories suggests that companies may soon need to begin increasing production levels again to keep up with demand. All of these developments suggest to us that investors' current "wait and see" attitude concerning the economy should begin to shift toward the view that the economic activity is resuming an upward trajectory. Liquidity levels among investors are high and conviction levels are low, which can be a potent combination when a more positive consensus ultimately takes shape. Visibility is not as clear as investors would prefer, but environments such as this can create attractive opportunities for long-term investors.

The guiding philosophy underlying the ongoing management of the BNY Hamilton CRT Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton CRT Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON LARGE CAP GROWTH CRT FUND
  Schedule of Investments.............................................         7
  Statement of Assets and Liabilities.................................         9
  Statement of Operations.............................................         9
  Statements of Changes in Net Assets.................................        10
  Financial Highlights................................................        11

BNY HAMILTON SMALL CAP GROWTH CRT FUND
  Schedule of Investments.............................................        12
  Statement of Assets and Liabilities.................................        16
  Statement of Operations.............................................        16
  Statements of Changes in Net Assets.................................        17
  Financial Highlights................................................        18

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND
  Schedule of Investments.............................................   PAGE 19
  Industry Diversification............................................        24
  Statement of Assets and Liabilities.................................        25
  Statement of Operations.............................................        25
  Statements of Changes in Net Assets.................................        26
  Financial Highlights................................................        27
NOTES TO FINANCIAL STATEMENTS.........................................        28
DIRECTORS AND OFFICERS................................................        33

BNY HAMILTON LARGE CAP GROWTH CRT FUND

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS, CHARLES GOODFELLOW, VICE PRESIDENT, AND
  DEANNE STEELE, ASSISTANT VICE PRESIDENT

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE-CAP STOCKS DURING THE FIRST HALF OF 2001?

A. As the economy continued to slow from the rapid pace of prior years, there was an unprecedented collapse in corporate spending on telecommunications and technology. Recession concerns grew as corporate profits--particularly among technology companies--plunged. Across the nation, there were concerns about rising energy prices and tightening supply, though these issues were most pronounced in California.

    The Fed moved quickly to support the economy with six interest rate cuts, while Congress did its part by passing the largest tax reduction in two decades. After an initial slowdown, the level of consumer activity firmed and consumer confidence stabilized. This was significant, in that consumer spending accounts for more than 60% of our nation's economic activity. All in all, the first half of this year was very volatile, and a challenging one for core growth investors.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closed the first half of the year with a return of -17.58% for our Institutional Class Shares(1). This was well behind the broader S&P 500-Registered Trademark- Index(2), which returned -6.70% for the six month period ended June 30, 2001.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE?

A. After largely avoiding the market landmines of last year, we have suffered somewhat more damage so far in 2001. As recession concerns grew and corporate profits fell, the more defensive value investment style gained favor, significantly outperforming the growth style of investing we apply with this Fund. The Fund's full weighting in the troubled technology and telecommunications sectors was another major cause of the disappointing performance. Additionally, after a stellar year in 2000, our large weighting in pharmaceutical companies has underperformed this year.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS? THE WORST? (3)

A. Some of our better-performing stocks were also some of our largest. Consistent with our broadly diversified approach, they include a mix of companies across sectors--Microsoft, BP Amoco, Citigroup, General Electric, and ExxonMobil.

    The Fund's weaker performers were concentrated in the technology and telecommunications sectors, but constituted a diverse line-up of some of the sector's leading names: Corning, a large producer of optical fiber; data storage and retrieval provider EMC; networking giant Cisco; wireless communications leader Nokia; and computer equipment stalwart Sun Microsystems. The gains among our strongest stocks were not sufficient to overcome losses among our worst performers.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?

A. Our weighting in technology stocks dropped, the result of both the sale of securities and the decline in value of shares remaining in the portfolio. We focused on initiating or adding to positions that are more likely to show resilience in the current economic environment, including consumer cyclicals such as Home Depot, and entertainment companies such as AOL Time Warner.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. The outlook for consumer spending is improving, thanks to lower interest rates, the income-tax cut, and the soon-to-be-delivered tax rebate checks. We have begun to see signs that the economy is stabilizing, and believe that it will begin to show signs of further improvement soon, as the Fed's interest-rate cuts have time to take full effect. We are therefore continuing to closely monitor consumer confidence as well as consumer activity levels. As the economy improves and the economic outlook brightens, we expect corporate spending to pick up as well.

                                                                                                                      TRAILING
                                                  CURRENT          TRAILING           YEAR            TRAILING        3 YEARS
    PERIODS ENDED JUNE 30, 2001                    MONTH           3 MONTHS          TO DATE          12 MONTHS      ANNUALIZED
    BNY HAMILTON LARGE CAP GROWTH CRT FUND
    (INSTITUTIONAL SHARES)                             -3.95%            3.53%           -17.58%           -28.66%       N/A
    S&P 500-REGISTERED TRADEMARK- INDEX                -2.43%            5.85%            -6.70%           -14.83%      3.89%

                                               TRAILING         SINCE
                                               5 YEARS        INCEPTION
    PERIODS ENDED JUNE 30, 2001               ANNUALIZED     ANNUALIZED
    BNY HAMILTON LARGE CAP GROWTH CRT FUND
    (INSTITUTIONAL SHARES)                        N/A              -11.63%
    S&P 500-REGISTERED TRADEMARK- INDEX         14.48%             -10.42%

Note: Returns for BNY Hamilton Funds are after fees.

(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) The S&P 500-Registered Trademark- Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.

BNY HAMILTON SMALL CAP GROWTH CRT FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS DURING THE FIRST HALF OF THE YEAR?

A. The equity markets were highly volatile for the first half of 2001, as investor sentiment swung wildly between hope and despair. Multiple signs of slowing economic growth took their toll on corporate earnings reports, and on projections for future profitability. This in turn had significant, negative impact on stock valuations, and on broader investor sentiment as well.

    The Federal Reserve took swift, decisive steps to stave off the economic slowdown by cutting short-term interest rates six times throughout the period. While these actions did help to offset some of the negativity surrounding the economy, there has not yet been sufficient time for their impact to be fully felt. Continuing a two-year trend, the Russell 2000 Index--which blends both value and growth stocks--significantly outperformed the more growth-oriented S&P 500-Registered Trademark- Index. In this challenging environment for small-growth stocks, we continued to emphasize a diversified portfolio of small companies whose long-term growth rate we believe has been underestimated.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the first six months of 2001, the Fund returned -3.13 for Institutional Class Shares(1), versus a 6.86% return for the Russell 2000 Index(2) over the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

A. Our growth investment style led us to underperform the Russell 2000, as the index includes a significant weighting in stocks from the outperforming value style. Growth stocks tend to underperform value stocks during periods, such as the one we are currently in, when macroeconomic concerns drive investors to take a more cautious approach. In this kind of environment, many investors adopt a short-term mentality that takes focus away from carefully considered stock selection and instead emphasizes the here and now. For investors who, like us, are willing to take a longer-term view, this environment can produce interesting investment opportunities. Our bottom-up approach to small-cap stock investing is designed to help us identify such investments.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. Our continuing investment philosophy is to seek out those stocks that appear likely to have superior relative earnings strength. In the current economic environment, we believe that companies in the financial, health care, consumer, and energy sectors best meet this standard. Financial stocks are benefiting from declining interest rates, while demand for products and services related to health care tend to hold relatively steady, even in tougher times. As the economy moves toward recovery, consumer stocks will be poised to benefit early on in the cycle, while increasing demand should help to buoy energy-related companies.

    In the short term, we expect the equity markets to remain in a trading range, with stock prices shifting up and down in a fairly narrow band. The continued weak outlook for companies' near-term profitability is likely to put a damper on stocks' upward movements, while the Fed's willingness to step in and bolster the economy appears to be sufficient to put the brakes on their downslide.

    It typically takes six to twelve months for Federal Reserve actions to begin to have impact on economic growth--and as more time passes, we look forward to a better macroeconomic environment. This improvement should, in turn, bring investors out of their state of retreat, allowing our portfolio of carefully selected small growth companies to regain favor. In the meantime, we will continue to emphasize companies that dominate their market niche--a situation that we believe poises them for visible, sustainable growth while also moderating risk. We also intend to maintain the Fund's broad diversification, which allows us to pursue a variety of growth opportunities, while not tying our fortunes too closely to any single sector of the economy.

                                                                                          TRAILING     TRAILING      SINCE
                               CURRENT    TRAILING         YEAR           TRAILING        3 YEARS      5 YEARS     INCEPTION
PERIODS ENDED JUNE 30, 2001     MONTH     3 MONTHS       TO DATE          12 MONTHS      ANNUALIZED   ANNUALIZED   ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
CRT FUND (INSTITUTIONAL
SHARES)                         1.35%      12.77%             -3.13%           -12.39%       N/A          N/A         4.04%
RUSSELL 2000 INDEX              3.45%      14.28%              6.86%             0.57%      5.28%        9.60%        2.40%

Note: Returns for BNY Hamilton Funds are after fees.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR YOUR FUND DURING THE FIRST HALF OF THE YEAR?

A. The downward pressure on world equity markets that began in March 2000 continued through most of the first half of this year. Concerns over the outlook for corporate profitability dominated. As the U.S. Federal Reserve began to lower interest rates in early 2001, most central banks were quick to follow suit. The notable exception was the European Central Bank, which did not act until May, when it cut the European rate by 25 basis points.

    International markets overall were troubled during the period, with the MSCI EAFE Index posting double-digit losses for the first six months of 2001. The economic slowdown in the U.S. and around the world began to have significant impact on corporate earnings. Higher energy prices took a further toll, as did weak currencies relative to the dollar. While many had expected Europe to be relatively immune to the global slowdown, it in fact proved to be vulnerable, with the European market underperforming the MSCI EAFE Index for the period. Japan presented continuing concerns, although the reinstatement of a zero-interest-rate policy and enthusiasm over the new administration of Prime Minister Koizumi allowed this country's market to outperform the broader index. Japanese equities still suffered significant losses, however, and toward the end of the period signs of waning positive sentiment were emerging.

Q. HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 2001, the Fund returned -15.69% for Institutional Class Shares(1). For the same period, the MSCI EAFE Index(2) returned -14.40%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE DURING THIS PERIOD?

A. The Fund's performance--and the market's--was far more volatile in the first three months of the year than in the three months that followed. Almost all of the Fund's losses for the six months came in the first quarter, during which the Fund posted a return of -14.72%, a decline slightly greater than the benchmark's -13.57%. In the second quarter, however, both the Fund and the markets stabilized considerably.

    As investors sought stability, growth-oriented stocks struggled, while stocks with more defensive characteristics (such as value stocks) outperformed. Nonetheless, the gap between the returns of growth and value stocks, which was pronounced throughout the second half of 2000, narrowed somewhat in the first half of this year.

    Many of the stocks in the portfolio were subject to substantial volatility in the international equity markets. The Fund's slight underperformance relative to the benchmark was mostly the result of our region and country allocations, and our individual stock selection. Our slight overweight of Europe and underweight of Japan both hurt relative performance.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS? (3)

A. In Europe, beverage and food conglomerate Diageo was our strongest holding for the first half of the year. The firm's share price rose significantly over the period, and we believe it will continue to create value for its shareholders. Nissan Motors was the portfolio's strongest holding in Japan, with its stock price driven up more than 30% over the period in response to the company's decisive top-down restructuring and its rapid cost-cutting.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE FIRST HALF OF THE YEAR?

A. Given the global economic environment, we adopted a defensive approach, with the goal of reducing overall risk and the impact of market volatility on the portfolio. These changes included altering our allocations among regions and economic sectors, bringing them closer in line with those of our benchmark index. In the early months of this period, we had a slight overweighting in Continental Europe, where we were encouraged by the region's tax and structural reforms. As the period wore on, however, we moved some of these assets into U.K. companies, which we had previously underweighted. After starting the period with an underweighting in Japan, we added to our investments as the political atmosphere became more certain. Our allocation to Japan now roughly matches that of our benchmark.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE REMAINDER OF THE YEAR?

A. In our view, signs of an economic slowdown are still evident across the globe. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain flat through much of the second half of 2001, but that leading indicators may begin to move up over the next few months and signal a broader recovery for 2002. The current low interest rate environment, coupled with recent declines in energy prices should support our view.

    We believe that an economic recovery in the U.S. will begin to gradually emerge in the third quarter of this year, and become more notable in the fourth. As the U.S. economy rebounds, investors are likely to again be comfortable assuming greater degrees of investment risk. This could, in turn, become the main trigger for a rebound in global equity markets.

                                                                                                            TRAILING
                                      CURRENT          TRAILING           YEAR            TRAILING           3 YEARS
PERIODS ENDED JUNE 30, 2001            MONTH           3 MONTHS          TO DATE          12 MONTHS        ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
CRT FUND (INSTITUTIONAL SHARES)            -4.28%           -1.14%           -15.69%           -27.13%              N/A
MSCI EAFE INDEX                            -4.05%           -0.86%           -14.40%           -23.32%            -0.94%

                                    TRAILING         SINCE
                                    5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 2001        ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
CRT FUND (INSTITUTIONAL SHARES)        N/A               -21.78%
MSCI EAFE INDEX                       3.19%              -18.47%

Note: Returns for BNY Hamilton Funds are after fees.

*    International investing involves increased risk and volatility
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
(3)    Portfolio holdings are subject to change.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             -----------
            COMMON STOCKS--90.1%
            BANKING AND FINANCE--1.4%
   5,675    Wells Fargo & Co........................  $   263,490
                                                      -----------
            BEVERAGES, FOOD AND TOBACCO--1.1%
   4,525    The Coca-Cola Co........................      203,625
                                                      -----------
            BIOSCIENCES--1.8%
   5,475    Amgen, Inc.*............................      332,223
                                                      -----------
            BUILDING AND BUILDING PRODUCTS--1.7%
   7,025    The Home Depot, Inc.....................      327,014
                                                      -----------
            CHEMICALS--1.8%
   7,000    duPont (E.I.) de Nemours & Co...........      337,680
                                                      -----------
            COMMUNICATIONS EQUIPMENT AND SYSTEMS--1.9%
  16,675    Nokia Corp. ADR.........................      367,517
                                                      -----------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--3.8%
  13,725    AOL Time Warner, Inc.*..................      727,425
                                                      -----------
            COMPUTERS--MICRO--1.5%
  18,100    Sun Microsystems, Inc.*.................      284,532
                                                      -----------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--6.7%
  20,725    Cisco Systems, Inc.*....................      377,195
  11,100    EMC Corp.*..............................      322,455
  17,500    Metromedia Fiber Network, Inc.*.........       35,700
   7,375    Microsoft Corp.*........................      535,425
                                                      -----------
                                                        1,270,775
                                                      -----------
            CONGLOMERATES--3.3%
  12,850    General Electric Co.....................      626,437
                                                      -----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            CONTAINERS AND PACKAGING--1.9%
   9,625    Sealed Air Corp.*.......................  $   358,531
                                                      -----------
            ELECTRONIC EQUIPMENT AND COMPONENTS--6.6%
   6,725    Agilent Technologies, Inc.*.............      218,562
   6,850    Applied Materials, Inc.*................      336,335
  17,025    Intel Corp..............................      497,981
  10,275    Solectron Corp.*........................      188,032
                                                      -----------
                                                        1,240,910
                                                      -----------
            FINANCIAL SERVICES--11.4%
  14,058    Citigroup, Inc..........................      742,825
   7,875    Fannie Mae..............................      670,556
   7,775    Morgan Stanley Dean Witter & Co.........      499,388
  15,812    The Charles Schwab Corp.................      241,924
                                                      -----------
                                                        2,154,693
                                                      -----------
            HEALTH CARE PRODUCTS AND
            SERVICES--5.1%
  10,150    Johnson & Johnson.......................      507,500
   9,875    Medtronic, Inc..........................      454,349
                                                      -----------
                                                          961,849
                                                      -----------
            HOUSEHOLD AND PERSONAL CARE PRODUCTS--6.6%
   9,050    Colgate-Palmolive Co....................      533,860
  11,125    The Procter & Gamble Co.................      709,775
                                                      -----------
                                                        1,243,635
                                                      -----------
            INSURANCE--4.3%
   9,550    American International Group, Inc.......      821,300
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             -----------
            COMMON STOCKS (CONTINUED)
            OIL AND GAS--11.2%
  10,475    BP PLC ADR..............................  $   522,179
   9,275    Enron Corp..............................      454,475
   7,875    Exxon Mobil Corp........................      687,881
   8,500    Schlumberger Ltd........................      447,525
                                                      -----------
                                                        2,112,060
                                                      -----------
            PHARMACEUTICALS--9.0%
   9,625    Bristol-Myers Squibb Co.................      503,388
   4,200    Genentech, Inc.*........................      231,420
   6,000    Merck & Co., Inc........................      383,460
  14,775    Pfizer, Inc.............................      591,739
                                                      -----------
                                                        1,710,007
                                                      -----------
            REAL ESTATE INVESTMENT TRUSTS--1.2%
   9,300    Duke-Weeks Realty Corp..................      231,105
                                                      -----------
            RESORTS AND ENTERTAINMENT--2.3%
  14,975    The Walt Disney Co......................      432,628
                                                      -----------
            TELECOMMUNICATIONS--3.4%
  17,275    Corning, Inc............................      288,665
   9,775    Global Crossing Ltd.*...................       84,456
   4,900    Qwest Communications
            International, Inc.*....................      156,163
     300    WorldCom, Inc. - MCI Group*.............        4,830
   7,500    WorldCom, Inc. - WorldCom Group*........      112,200
                                                      -----------
                                                          646,314
                                                      -----------
            UTILITIES--GAS AND ELECTRIC--2.1%
  10,000    Duke Energy Corp........................      390,100
                                                      -----------
            TOTAL COMMON STOCKS
            (Cost $19,705,096)......................   17,043,850
                                                      -----------

PRINCIPAL
 AMOUNT                                                  VALUE
---------                                             -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--1.6%
            STUDENT LOAN MARKETING
            ASSOCIATION--1.6%
$300,000    3.94%, 7/02/01
            (Cost $299,967)(a)......................  $   300,000
                                                      -----------

NUMBER OF
 SHARES
---------
            MONEY MARKET FUND--9.6%
 895,000    ACM Institutional Reserves (Government
            Portfolio), 3.74%(b)....................      895,000
 916,411    ACM Institutional Reserves (Prime
            Portfolio), 3.78%(b)....................      916,411
                                                      -----------
            TOTAL MONEY MARKET FUND
            (Cost $1,811,411).......................    1,811,411
                                                      -----------
            TOTAL INVESTMENTS
            (Cost $21,816,474)(c)--101.3%...........   19,155,261
            Liabilities in excess of other
            assets--(1.3%)..........................     (253,449)
                                                      -----------
            NET ASSETS--100.0%......................  $18,901,812
                                                      ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  ZERO COUPON NOTE. YIELD REPRESENTS EFFECTIVE YIELD AT JUNE 30, 2001.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $2,661,213 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $574,228 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,235,441.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $21,816,474)..........................................................  $   19,155,261
  Receivables:
    Investments sold............................................................         388,502
    Due from Advisor............................................................          36,270
    Dividends...................................................................           5,544
    Interest....................................................................           4,829
  Other assets..................................................................          13,042
                                                                                  --------------
    TOTAL ASSETS................................................................      19,603,448
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................             425
  Payables:
    Investments purchased.......................................................         683,416
    Services provided by The Bank of New York and Administrator.................           6,325
  Accrued expenses and other liabilities........................................          11,470
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         701,636
                                                                                  --------------
NET ASSETS:.....................................................................  $   18,901,812
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        2,293
  Capital surplus...............................................................      22,624,394
  Overdistributed net investment income.........................................          (1,728)
  Accumulated net realized loss on investments..................................      (1,061,934)
  Net unrealized depreciation on investments....................................      (2,661,213)
                                                                                  --------------
NET ASSETS......................................................................  $   18,901,812
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   18,901,812
                                                                                  ==============
  Shares outstanding............................................................       2,293,176
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         8.24
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $1,069)........................  $       67,038
  Interest......................................................................          38,344
                                                                                  --------------
    TOTAL INCOME................................................................         105,382
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          45,602
  Accounting services...........................................................          31,570
  Administration................................................................          15,201
  Audit.........................................................................          14,442
  Reports to shareholders.......................................................          13,587
  Transfer agent................................................................           7,086
  Directors.....................................................................           5,812
  Registration and filings......................................................           5,427
  Custodian.....................................................................           4,720
  Legal.........................................................................             162
  Cash management...............................................................             103
  Other.........................................................................              77
                                                                                  --------------
    TOTAL EXPENSES..............................................................         143,789
  Fees waived by The Bank of New York (Note 3)..................................         (81,872)
  Earnings credit adjustment (Note 3)...........................................          (1,115)
                                                                                  --------------
    NET EXPENSES................................................................          60,802
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................          44,580
                                                                                  --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments..............................................      (1,062,212)
  Increase in unrealized depreciation on investments............................      (2,087,176)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (3,149,388)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (3,104,808)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       FOR THE PERIOD
                                                                                  SIX MONTHS ENDED    JANUARY 3, 2000*
                                                                                   JUNE 30, 2001          THROUGH
                                                                                    (UNAUDITED)      DECEMBER 31, 2000
                                                                                  ----------------  --------------------
OPERATIONS:
  Net investment income.........................................................    $    44,580         $    58,507
  Net realized gain (loss) on investments.......................................     (1,062,212)             16,220
  Increase in unrealized depreciation on investments during the period..........     (2,087,176)           (574,037)
                                                                                    -----------         -----------
    Net decrease in net assets resulting from operations........................     (3,104,808)           (499,310)
                                                                                    -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income..........................................        (47,344)            (57,199)
  Distributions from capital gains..............................................             --             (16,214)
                                                                                    -----------         -----------
                                                                                        (47,344)            (73,413)
                                                                                    -----------         -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................      7,607,820          16,096,101
  Proceeds from shares issued on reinvestment of dividends and distributions....          2,764              20,275
  Value of capital stock repurchased............................................       (476,391)           (623,882)
                                                                                    -----------         -----------
    Net increase in net assets resulting from capital stock transactions........      7,134,193          15,492,494
                                                                                    -----------         -----------
      INCREASE IN NET ASSETS....................................................      3,982,041          14,919,771
NET ASSETS:
  Beginning of period...........................................................     14,919,771                  --
                                                                                    -----------         -----------
  End of period (includes overdistributed net investment income of $1,728 at
    June 30, 2001 and undistributed net investment income of $1,036 at
    December 31, 2000)..........................................................    $18,901,812         $14,919,771
                                                                                    ===========         ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................        858,088           1,542,570
  Shares issued on reinvestment of dividends: Institutional Shares..............            345               1,918
  Shares repurchased: Institutional Shares......................................        (52,923)            (56,822)
                                                                                    -----------         -----------
    Net increase................................................................        805,510           1,487,666
  Shares outstanding, beginning of period.......................................      1,487,666                  --
                                                                                    -----------         -----------
  Shares outstanding, end of period.............................................      2,293,176           1,487,666
                                                                                    ===========         ===========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                          SIX MONTHS ENDED   JANUARY 3, 2000*
                                           JUNE 30, 2001         THROUGH
                                            (UNAUDITED)     DECEMBER 31, 2000
                                          ----------------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.03            $ 10.00
                                              -------            -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.03               0.06
Net realized and unrealized gain (loss)
  on investments........................        (1.79)              0.03
                                              -------            -------
  Total from investment operations......        (1.76)              0.09
                                              -------            -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.03)             (0.05)
Distributions from capital gains........           --              (0.01)
                                              -------            -------
  Total dividends and distributions.....        (0.03)             (0.06)
                                              -------            -------
Net asset value at end of period........      $  8.24            $ 10.03
                                              =======            =======
TOTAL RETURN:...........................       (17.58)%**           0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $18,902            $14,920
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.80%***           0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.88%***           1.76%***
  Net investment income, net of waiver
    from The Bank of New York...........         0.59%***           0.52%***
Portfolio turnover rate.................            4%                 5%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
            COMMON STOCKS--91.1%
            ADVERTISING AND MARKETING
            SERVICES--0.2%
   1,600    DoubleClick, Inc.*....................................  $   22,336
                                                                    ----------
            AUTOMOTIVE--1.9%
     800    Johnson Controls, Inc.................................      57,976
   3,600    Lear Corp.*...........................................     125,640
                                                                    ----------
                                                                       183,616
                                                                    ----------
            BANK HOLDING COMPANIES--10.5%
  10,400    Banknorth Group, Inc..................................     235,560
   2,700    Commerce Bancorp, Inc.................................     189,270
   2,700    Dime Bancorp, Inc.....................................     100,575
   3,200    Golden State Bancorp, Inc.............................      98,560
   2,000    Greater Bay Bancorp...................................      49,960
   8,400    UCBH Holdings, Inc....................................     254,940
   1,900    Wilmington Trust Corp.................................     119,035
                                                                    ----------
                                                                     1,047,900
                                                                    ----------
            CHEMICALS--0.6%
   1,100    H.B. Fuller Co........................................      54,890
                                                                    ----------
            COAL--0.7%
   2,500    Arch Coal, Inc........................................      64,675
     200    Peabody Energy Corp.*.................................       6,550
                                                                    ----------
                                                                        71,225
                                                                    ----------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.2%
   2,800    Scholastic Corp.*.....................................     117,880
                                                                    ----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--3.2%
   2,800    Diebold, Inc..........................................  $   90,020
   2,900    Informatica Corp.*....................................      50,344
     600    Mercury Interactive Corp.*............................      35,940
   1,700    Openwave Systems, Inc.*...............................      58,990
   1,200    Research In Motion Ltd.*..............................      38,700
   1,100    SanDisk Corp.*........................................      30,679
     950    SeaChange International, Inc.*........................      17,128
                                                                    ----------
                                                                       321,801
                                                                    ----------
            CONSUMER GOODS AND SERVICES--2.3%
   2,400    Rayovac Corp.*........................................      51,120
   4,200    The Scotts Co.*.......................................     174,090
                                                                    ----------
                                                                       225,210
                                                                    ----------
            DISTRIBUTION AND WHOLESALE--0.6%
   5,300    Bell Microproducts, Inc.*.............................      63,388
                                                                    ----------
            EDUCATION--4.8%
   2,550    Apollo Group, Inc.*...................................     108,247
   3,500    DeVry, Inc.*..........................................     126,420
   5,300    ITT Educational Services, Inc.*.......................     238,500
                                                                    ----------
                                                                       473,167
                                                                    ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT AND COMPONENTS--9.8%
   3,900    Asyst Technologies, Inc.*.............................  $   52,650
   3,741    Avnet, Inc............................................      83,873
   4,000    Axcelis Technologies, Inc.*...........................      59,200
   3,400    Cable Design Technologies Corp.*......................      54,944
   4,400    C-COR.net Corp.*......................................      52,800
   2,200    EMCORE Corp.*.........................................      67,650
   4,100    Fairchild Semiconductor Corp.*........................      94,300
   2,500    Jabil Circuit, Inc.*..................................      77,150
   1,700    Lattice Semiconductor Corp.*..........................      41,480
   3,725    Microchip Technology, Inc.*...........................     127,581
   4,000    Pemstar, Inc.*........................................      58,720
   1,400    Sawtek, Inc.*.........................................      32,942
   4,100    Therma-Wave, Inc.*....................................      78,187
   8,300    Transmeta Corp.*......................................      46,314
   2,300    Zygo Corp.*...........................................      51,175
                                                                    ----------
                                                                       978,966
                                                                    ----------
            ENTERTAINMENT--1.9%
   2,200    International Speedway Corp...........................      92,400
   4,400    Six Flags, Inc........................................      92,576
                                                                    ----------
                                                                       184,976
                                                                    ----------
            FOOD WHOLESALING--0.7%
   2,400    Performance Food Group Co.*...........................      72,552
                                                                    ----------
            FOREST AND PAPER PRODUCTS--0.6%
   4,000    Buckeye Technologies, Inc.*...........................      57,600
                                                                    ----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            HEALTH AND MEDICAL FACILITIES--7.1%
   6,700    Community Health Systems, Inc.*.......................  $  197,650
     800    LifePoint Hospitals, Inc.*............................      35,424
   3,750    Province Healthcare Co.*..............................     132,338
   2,400    Quest Diagnostics, Inc.*..............................     179,640
   3,600    Universal Health Services, Inc., Class B..............     163,800
                                                                    ----------
                                                                       708,852
                                                                    ----------
            HEALTH CARE PRODUCTS AND
            SERVICES--5.4%
   1,700    AdvancePCS*...........................................     108,885
   2,000    AmeriSource Health Corp.*.............................     110,600
   4,400    Cytyc Corp.*..........................................     101,420
   3,500    ORATEC Interventions, Inc.*...........................      32,445
   2,300    Patterson Dental Co.*.................................      75,900
   3,400    Renal Care Group, Inc.*...............................     111,826
                                                                    ----------
                                                                       541,076
                                                                    ----------
            HUMAN RESOURCES--0.5%
   3,200    Korn/Ferry International*.............................      49,600
                                                                    ----------
            INVESTMENT MANAGEMENT--1.3%
   1,300    Legg Mason, Inc.......................................      64,688
   2,100    Waddell & Reed Financial, Inc.........................      66,675
                                                                    ----------
                                                                       131,363
                                                                    ----------
            MANUFACTURING--1.2%
     800    Maverick Tube Corp.*..................................      13,560
   3,900    Waters Corp.*.........................................     107,679
                                                                    ----------
                                                                       121,239
                                                                    ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            MEDIA--6.4%
   3,950    Emmis Communications Corp.*...........................  $  121,463
   3,200    Gemstar-TV Guide International, Inc.*.................     140,800
   3,500    Hispanic Broadcasting Corp.*..........................     100,415
   2,100    Radio One, Inc.*......................................      48,300
  10,000    Radio One, Inc., Class D*.............................     220,500
                                                                    ----------
                                                                       631,478
                                                                    ----------
            OIL AND GAS--2.2%
  11,700    Grey Wolf, Inc.*......................................      46,800
   1,800    Newfield Exploration Co.*.............................      57,708
   2,200    Stolt Offshore SA ADR*................................      26,950
   2,000    Stone Energy Corp.*...................................      88,600
                                                                    ----------
                                                                       220,058
                                                                    ----------
            OIL FIELD SERVICES AND
            EQUIPMENT--4.4%
   4,500    Cal Dive International, Inc.*.........................     110,700
   1,300    Core Laboratories NV*.................................      24,375
   2,700    National-Oilwell, Inc.*...............................      72,360
   2,200    Patterson-UTI Energy, Inc.*...........................      39,314
   4,400    Precision Drilling Corp.*.............................     137,456
   3,700    Superior Energy Services, Inc.*.......................      29,230
   1,500    Varco International, Inc.*............................      27,915
                                                                    ----------
                                                                       441,350
                                                                    ----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS--4.8%
   1,700    Alkermes, Inc.*.......................................  $   59,670
   4,500    Celgene Corp.*........................................     129,825
   1,400    Cephalon, Inc.*.......................................      98,700
   1,100    Enzon, Inc.*..........................................      68,750
   2,100    Shire Pharmaceuticals Group PLC ADR*..................     116,550
                                                                    ----------
                                                                       473,495
                                                                    ----------
            RECORDS STORAGE--1.0%
   2,100    Iron Mountain, Inc.*..................................      94,164
                                                                    ----------
            RETAIL--APPAREL AND SHOES--7.1%
   4,500    Abercrombie & Fitch Co.*..............................     200,250
   3,200    Coach, Inc.*..........................................     121,760
   4,000    Pacific Sunwear of California, Inc.*..................      89,720
   3,600    Ross Stores, Inc......................................      86,220
   3,100    The Men's Wearhouse, Inc.*............................      85,560
   8,300    Venator Group, Inc....................................     126,990
                                                                    ----------
                                                                       710,500
                                                                    ----------
            RETAIL--DISCOUNT STORES--1.2%
   2,200    BJ's Wholesale Club, Inc.*............................     117,172
                                                                    ----------
            RETAIL--SPECIALTY STORES--6.2%
   3,800    Barnes & Noble, Inc.*.................................     149,530
   1,900    Duane Reade, Inc.*....................................      61,750
   2,700    Ethan Allen Interiors, Inc............................      87,750
   4,800    Linens 'n Things, Inc.*...............................     131,136
   1,400    Tiffany & Co..........................................      50,708
   3,500    Williams-Sonoma, Inc.*................................     135,870
                                                                    ----------
                                                                       616,744
                                                                    ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS--1.4%
   2,500    Allegiance Telecom, Inc.*.............................  $   37,475
     800    Digital Lightwave, Inc.*..............................      29,568
   1,600    Western Wireless Corp.*...............................      68,800
                                                                    ----------
                                                                       135,843
                                                                    ----------
            TRANSPORTATION--1.4%
   1,100    Arkansas Best Corp.*..................................      25,355
     900    Roadway Corp..........................................      21,393
     600    Swift Transportation Co., Inc.*.......................      11,556
     800    USFreightways Corp....................................      23,600
   1,400    Werner Enterprises, Inc...............................      33,950
   1,300    Yellow Corp.*.........................................      24,674
                                                                    ----------
                                                                       140,528
                                                                    ----------
            UTILITIES--GAS AND ELECTRIC--0.5%
   5,300    NewPower Holdings, Inc.*..............................      47,700
                                                                    ----------
            TOTAL COMMON STOCKS
            (Cost $8,747,826).....................................   9,056,669
                                                                    ----------

            WARRANTS--0.0%
            BANK HOLDING COMPANIES--0.0%
   3,600    Dime Bancorp, Inc.*(a)
            (Cost $1,030).........................................       1,008
                                                                    ----------

            RIGHTS--0.0%
            FINANCIAL SERVICES--0.0%
     500    Bank United Corp.*
            (Cost $0).............................................         165
                                                                    ----------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            MONEY MARKET FUND--8.4%
 396,019    ACM Institutional Reserves (Government Portfolio),
            3.74%(b)..............................................  $  396,019
 443,423    ACM Institutional Reserves (Prime Portfolio),
            3.78%(b)..............................................     443,423
                                                                    ----------
            TOTAL MONEY MARKET FUND
            (Cost $839,442).......................................     839,442
                                                                    ----------
            TOTAL INVESTMENTS
            (Cost $9,588,298)(c)--99.5%...........................   9,897,284
            Other assets less liabilities--0.5%...................      50,371
                                                                    ----------
            NET ASSETS--100.0%....................................  $9,947,655
                                                                    ==========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) WARRANT HAS NEITHER A STRIKE PRICE OR EXPIRATION DATE. WARRANT REPRESENTS A POTENTIAL DISTRIBUTION FOR A LEGAL CLAIM SETTLEMENT.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT JUNE 30, 2001.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED APPRECIATION WAS $308,986 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,159,512 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $850,526.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $9,588,298)...........................................................  $    9,897,284
  Cash..........................................................................             382
  Receivables:
    Due from Advisor............................................................          46,848
    Interest....................................................................           2,428
    Dividends...................................................................           1,252
    Investments sold............................................................             524
  Other assets..................................................................          13,242
                                                                                  --------------
    TOTAL ASSETS................................................................       9,961,960
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by The Bank of New York and Administrator.................           6,114
  Capital stock repurchased.....................................................             525
  Accrued expenses and other liabilities........................................           7,666
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          14,305
                                                                                  --------------
NET ASSETS:.....................................................................  $    9,947,655
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $          947
  Capital surplus...............................................................      10,010,422
  Undistributed net investment loss.............................................          (2,845)
  Accumulated net realized loss on investments..................................        (369,855)
  Net unrealized appreciation on investments....................................         308,986
                                                                                  --------------
NET ASSETS......................................................................  $    9,947,655
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    9,947,655
                                                                                  ==============
  Shares outstanding............................................................         946,511
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.51
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Interest......................................................................  $       20,652
  Dividends (net of foreign withholding taxes of $27)...........................          10,718
                                                                                  --------------
    TOTAL INCOME................................................................          31,370
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          31,892
  Advisory......................................................................          26,730
  Audit.........................................................................          12,856
  Transfer agent................................................................           7,488
  Administration................................................................           7,128
  Reports to shareholders.......................................................           5,819
  Directors.....................................................................           5,808
  Custodian.....................................................................           5,362
  Registration and filings......................................................           4,977
  Legal.........................................................................              90
  Cash management...............................................................              51
  Other.........................................................................               7
                                                                                  --------------
    TOTAL EXPENSES..............................................................         108,208
  Fees waived by The Bank of New York (Note 3)..................................         (73,578)
  Earnings credit adjustment (Note 3)...........................................            (415)
                                                                                  --------------
    NET EXPENSES................................................................          34,215
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................          (2,845)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................        (366,194)
  Increase in unrealized appreciation on investments............................         222,946
                                                                                  --------------
  Net realized and unrealized loss on investments...............................        (143,248)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (146,093)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       FOR THE PERIOD
                                                                                  SIX MONTHS ENDED    JANUARY 3, 2000*
                                                                                   JUNE 30, 2001          THROUGH
                                                                                    (UNAUDITED)      DECEMBER 31, 2000
                                                                                  ----------------  --------------------
OPERATIONS:
  Net investment loss...........................................................     $   (2,845)         $   (5,852)
  Net realized gain (loss) on investments.......................................       (366,194)             55,976
  Increase in unrealized appreciation on investments during the period..........        222,946              86,040
                                                                                     ----------          ----------
    Net increase (decrease) in net assets resulting from operations.............       (146,093)            136,164
                                                                                     ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains..............................................             --             (55,812)
                                                                                     ----------          ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................      3,921,925           6,607,776
  Proceeds from shares issued on reinvestment of distributions..................             --              35,783
  Value of capital stock repurchased............................................       (222,646)           (329,442)
                                                                                     ----------          ----------
    Net increase in net assets resulting from capital stock transactions........      3,699,279           6,314,117
                                                                                     ----------          ----------
      INCREASE IN NET ASSETS....................................................      3,553,186           6,394,469
NET ASSETS:
  Beginning of period...........................................................      6,394,469                  --
                                                                                     ----------          ----------
  End of period (includes undistributed net investment loss of $2,845 at
    June 30, 2001)..............................................................     $9,947,655          $6,394,469
                                                                                     ==========          ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................        378,697             614,940
  Shares issued on reinvestment of distributions: Institutional Shares..........             --               3,557
  Shares repurchased: Institutional Shares......................................        (21,696)            (28,987)
                                                                                     ----------          ----------
    Net increase................................................................        357,001             589,510
  Shares outstanding, beginning of period.......................................        589,510                  --
                                                                                     ----------          ----------
  Shares outstanding, end of period.............................................        946,511             589,510
                                                                                     ==========          ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                            SIX MONTHS ENDED     JANUARY 3, 2000*
                                             JUNE 30, 2001           THROUGH
                                              (UNAUDITED)       DECEMBER 31, 2000
                                            ----------------    ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................         $10.85                $10.00
                                                 ------                ------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................             --                 (0.01)
Net realized and unrealized gain (loss)
  on investments........................          (0.34)                 0.96
                                                 ------                ------
  Total from investment operations......          (0.34)                 0.95
                                                 ------                ------
DISTRIBUTIONS
Distributions from capital gains........             --                 (0.10)
                                                 ------                ------
Net asset value at end of period........         $10.51                $10.85
                                                 ======                ======
TOTAL RETURN:...........................          (3.13)%**              9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................         $9,948                $6,394
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.96%***              0.96%***
  Expenses, prior to waiver from The
    Bank of New York....................           3.02%***              3.03%***
  Net investment loss, net of waiver
    from The Bank of New York...........          (0.08)%***            (0.11)%***
Portfolio turnover rate.................             29%                   35%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS--87.8%
            AUSTRALIA--2.5%
   7,500    Amcor Ltd...............................  $   25,227
   5,000    Aristocrat Leisure Ltd..................      17,911
   7,228    BHP Billiton Ltd........................      38,157
     760    Brambles Industries Ltd.................      18,536
   3,200    Cable & Wireless Optus Ltd.*............       6,032
   2,700    Lend Lease Corp. Ltd....................      17,217
   1,000    Macquarie Bank Ltd......................      18,698
   5,100    Securenet Ltd.*.........................       3,809
   6,500    Telestra Corp. Ltd......................      17,768
   6,000    Woolworths Ltd..........................      33,535
                                                      ----------
                                                         196,890
                                                      ----------
            BELGIUM--0.6%
   1,055    Fortis (B)..............................      25,455
     750    UCB SA..................................      26,065
                                                      ----------
                                                          51,520
                                                      ----------
            DENMARK--0.6%
      30    TDC AS..................................       1,081
     950    Vestas Wind Systems A/S.................      44,292
                                                      ----------
                                                          45,373
                                                      ----------
            FINLAND--2.2%
   5,700    Nokia Corp..............................     129,181
   6,500    Nordea AB FDR...........................      36,869
     690    Sonera Oyj..............................       5,380
                                                      ----------
                                                         171,430
                                                      ----------
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            FRANCE--15.6%
   2,400    Alcatel SA..............................  $   50,186
     450    Atos Origin*............................      32,382
   1,000    Aventis SA..............................      79,834
   1,800    Axa.....................................      51,278
     850    BNP Paribas SA..........................      73,976
     700    Bouygues SA.............................      23,657
      85    Canal Plus..............................         254
     300    Cap Gemini SA...........................      21,842
     612    Carrefour SA............................      32,382
     150    Compagnie de Saint-Gobain...............      20,382
      75    Essilor International SA CIE Generale
            D'Optique...............................      21,461
     300    Establissements Economiques du Casino
            Guichard-Perrachon SA..................       25,309
     390    France Telecom SA.......................      18,589
     200    L'Oreal SA..............................      12,911
     400    Lagardere S.C.A.........................      18,828
     450    LVMH (Louis Vuitton Moet Hennessy)......      22,668
   5,000    Orange SA*..............................      40,637
     600    Pinault-Printemps-Redoute SA............      86,861
     150    PSA Peugeot Citroen.....................      40,726
   1,250    Publicis Groupe.........................      30,266
     147    Rexel SA................................       8,525
     900    Societe Generale........................      53,297
   1,166    Sodexho Alliance SA.....................      54,440
   1,800    STMicroelectronics NV...................      62,479
   2,000    Thomson Multimedia*.....................      64,341
   1,100    TotalFinaElf SA.........................     154,030
   2,300    Vivendi Universal SA....................     134,063
                                                      ----------
                                                       1,235,604
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            GERMANY--9.7%
     650    Allianz AG..............................  $  190,785
   1,450    BASF AG.................................      56,836
     982    Bayerische Motoren Werke (BMW) AG.......      32,340
     149    Beiersdorf AG...........................      15,579
   1,100    Deutsche Bank AG........................      78,598
   3,500    Deutsche Telekom AG.....................      78,996
   1,200    E.On AG.................................      62,377
     500    Henkel KGaA.............................      28,996
     200    Muenchener Rueckversicherungs -
            Gesellschaft AG.........................      56,129
   2,000    Preussag AG.............................      60,616
     441    SAP AG..................................      60,819
     696    Siemens AG..............................      42,130
                                                      ----------
                                                         764,201
                                                      ----------
            HONG KONG--1.2%
   2,000    Cheung Kong (Holdings) Ltd..............      21,795
   4,000    China Mobile (Hong Kong) Ltd.*..........      21,128
   4,100    Hutchison Whampoa Ltd...................      41,395
  14,000    Legend Holdings Ltd.....................       7,853
                                                      ----------
                                                          92,171
                                                      ----------
            IRELAND--0.6%
   2,617    CRH PLC.................................      44,532
                                                      ----------
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            ITALY--4.9%
   2,250    Assicurazioni Generali SpA..............  $   67,622
   3,500    Bulgari SpA.............................      36,653
   8,500    Eni SpA.................................     103,623
  35,000    Finmeccanica SpA........................      31,764
   1,000    Riunione Adriatica di Sicurta SpA
            (RAS)...................................      12,293
     157    Seat - Pagine Gialle SpA................         161
   9,400    Telecom Italia Mobile SpA...............      47,907
   2,815    Telecom Italia SpA......................      25,262
  14,000    UniCredito Italiano SpA.................      60,091
                                                      ----------
                                                         385,376
                                                      ----------
            JAPAN--20.1%
   5,000    Asahi Glass Co. Ltd.....................      41,533
   1,000    Canon, Inc..............................      40,411
   1,000    Daiichi Pharmaceutical Co. Ltd..........      23,132
   2,000    Daiwa Securities Group, Inc.............      20,927
       7    East Japan Railway Co...................      40,411
     400    Fanuc Ltd...............................      19,917
     100    Fast Retailing Co. Ltd..................      17,399
   1,000    Fuji Photo Film Co. Ltd.................      43,137
       2    Fuji Television Network, Inc............      11,498
   3,000    Fujitsu Ltd.............................      31,511
   3,000    Hitachi Ltd.............................      29,466
     400    Hoya Corp...............................      25,337
   1,000    Ito-Yokado Co. Ltd......................      46,103
   1,000    Jusco Co. Ltd...........................      22,049
   1,000    Kao Corp................................      24,856
  20,000    Kawasaki Steel Corp.*...................      23,733
     600    Konami Corp.............................      27,373
     300    Kyocera Corp............................      26,459
     100    Mabuchi Motor Co. Ltd...................      10,247

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
   1,000    Marui Co. Ltd...........................  $   14,432
     100    Matsushita Communication Industrial
            Co. Ltd.................................       4,554
   2,000    Matsushita Electric Industrial
            Co. Ltd.................................      31,302
   3,000    Mitsubishi Corp.........................      24,174
   3,000    Mitsubishi Gas Chemical Co., Inc........      12,051
   4,000    Mitsubishi Heavy Industries Ltd.........      18,249
   3,000    Mitsui & Co. Ltd........................      20,181
       2    Mizuho Holdings, Inc....................       9,301
     200    Murata Manufacturing Co. Ltd............      13,294
   3,000    NEC Corp................................      40,531
     200    Nintendo Co. Ltd........................      36,402
   3,000    Nippon Mitsubishi Oil Corp..............      16,934
       5    Nippon Telegraph & Telephone Corp.
            (NTT)...................................      26,058
  12,000    Nissan Motor Co. Ltd....................      82,842
   1,000    Nitto Denko Corp........................      28,865
       1    NTT Data Corp...........................       5,452
       2    NTT DoCoMo, Inc.........................      34,798
   2,000    Ricoh Co. Ltd...........................      43,137
     100    Rohm Co. Ltd............................      15,539
   2,000    Sanyo Electric Co. Ltd..................      12,636
     500    Secom Co. Ltd...........................      27,902
   2,000    Sharp Corp..............................      27,261
   1,000    Shin-Etsu Chemical Co. Ltd..............      36,722
   1,000    Sony Corp...............................      65,747
   5,000    Sumitomo Chemical Co. Ltd...............      22,571
   3,000    Sumitomo Electric Industries Ltd........      34,012
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
   5,000    Sumitomo Mitsui Banking Corp............  $   41,292
   1,000    Takeda Chemical Industries Ltd..........      46,504
   1,000    The Furukawa Electric Co................       7,978
   2,000    The Nomura Securities Co. Ltd...........      38,326
   1,000    Tokyo Broadcasting System, Inc..........      19,243
   3,000    Toshiba Corp............................      15,852
   4,000    Toyota Motor Corp.......................     140,795
   1,000    Yamanouchi Pharmaceutical Co. Ltd.......      28,063
   1,000    Yamato Transport Co. Ltd................      20,967
                                                      ----------
                                                       1,589,466
                                                      ----------
            NETHERLANDS--5.2%
   3,162    Ahold NV................................      99,047
     250    ASML Holding NV*........................       5,607
     588    CMG PLC.................................       2,688
   1,540    ING Groep NV............................     100,650
       3    Koninklijke (Royal) KPN NV..............          17
     500    Koninklijke Numico NV...................      19,188
   2,500    Royal Dutch Petroleum Co................     143,879
   2,000    TNT Post Group NV.......................      41,737
                                                      ----------
                                                         412,813
                                                      ----------
            NORWAY--0.6%
   3,000    Tomra Systems ASA.......................      47,237
                                                      ----------
            PORTUGAL--0.0%
     600    Portugal Telecom, SGPS, SA..............       4,186
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            SINGAPORE--0.3%
   2,000    DBS Group Holdings Ltd..................  $   14,709
   6,000    Singapore Telecommunications Ltd........       6,257
                                                      ----------
                                                          20,966
                                                      ----------
            SPAIN--2.7%
   6,750    Banco Bilbao Vizcaya Argentaria SA......      87,318
     670    Centros Comerciales Carrefour SA........       8,962
   2,500    Endesa SA...............................      39,875
   6,510    Telefonica SA...........................      80,245
                                                      ----------
                                                         216,400
                                                      ----------
            SWEDEN--0.1%
     700    Hennes & Mauritz AB (H&M), B Shares.....      11,993
                                                      ----------
            SWITZERLAND--4.7%
     650    Adecco SA...............................      30,592
     200    Nestle SA...............................      42,503
   2,900    Novartis AG.............................     104,949
     800    Roche Holding AG-Genusshein.............      57,636
     900    Syngenta AG*............................      47,316
     600    UBS AG..................................      85,953
                                                      ----------
                                                         368,949
                                                      ----------
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM--16.2%
     900    AstraZeneca PLC.........................  $   41,931
   2,500    Barclays PLC............................      76,642
  13,703    BP PLC..................................     112,634
   4,700    British Telecommunications PLC..........      29,544
   6,000    Cable & Wireless PLC....................      35,290
   3,000    Cadbury Schweppes PLC...................      20,229
  20,000    Centrica PLC............................      63,915
     503    COLT Telecom Group PLC*.................       3,480
   1,500    Compass Group PLC*......................      12,003
   6,700    Diageo PLC..............................      73,492
   1,855    Energis PLC*............................       4,924
   7,500    GlaxoSmithKline PLC.....................     210,941
  10,500    HSBC Holdings PLC.......................     124,402
   7,500    Lloyds TSB Group PLC....................      75,042
   2,600    Pearson PLC.............................      42,852
   2,500    Prudential PLC..........................      30,200
   3,000    Royal Bank of Scotland Group PLC........      66,109
   2,500    Telewest Communications PLC*............       3,129
  13,500    Tesco PLC...............................      48,696
  88,000    Vodafone Group PLC......................     194,909
   1,000    WPP Group PLC...........................       9,844
                                                      ----------
                                                       1,280,208
                                                      ----------
            TOTAL COMMON STOCKS
            (Cost $8,375,459).......................   6,939,315
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            RIGHTS--0.0%
            PORTUGAL--0.0%
     600    Portugal Telecom, SGPS, SA*
            (Cost $0)...............................  $       81
                                                      ----------
            TOTAL INVESTMENTS
            (Cost $8,375,459)(a)--87.8%.............   6,939,396
            Other assets less liabilities--12.2%....     963,469
                                                      ----------
            NET ASSETS--100.0%......................  $7,902,865
                                                      ==========

FDR  FINNISH DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 2001, NET UNREALIZED DEPRECIATION WAS $1,436,063 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $89,666 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,525,729.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        INDUSTRY DIVERSIFICATION

       JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

                                                             % OF
                                                            TOTAL
                                            US$ VALUE     NET ASSETS
                                          --------------  ----------
Advertising and Marketing Services......  $      40,110         0.5%
Aerospace and Defense...................         31,764         0.4
Aluminum, Steel and Other Metals........         23,733         0.3
Automotive..............................        296,703         3.8
Banking and Finance.....................        825,655        10.4
Beverages, Food and Tobacco.............        190,083         2.4
Building and Building Products..........         68,189         0.9
Business Equipment and Services.........         82,342         1.0
Chemicals...............................        223,025         2.8
Communications, Media and
  Entertainment.........................        293,642         3.7
Computer Services.......................         56,912         0.7
Computers--Micro........................          7,853         0.1
Computers--Software and Peripherals.....         70,080         0.9
Consumer Goods and Services.............         43,137         0.5
Containers and Packaging................         25,227         0.3
Diversified Operations..................        120,547         1.5
Electronic Equipment and Components.....        678,351         8.6
Export Trading..........................         44,355         0.6
Financial Services......................        217,479         2.8
Health Care Products and Services.......         21,461         0.3
Hotels and Gaming.......................         17,911         0.2
Household and Personal Care Products....         53,346         0.7
Human Resources.........................         30,592         0.4
Insurance...............................        452,828         5.7
Machinery and Engineering...............         44,292         0.6
Manufacturing...........................        130,272         1.6
Mining..................................         38,157         0.5
Oil and Gas.............................        587,936         7.4
Pharmaceuticals.........................        572,551         7.2
Publishing..............................            161         0.0
Real Estate Development.................         39,012         0.5
Recycling...............................         47,237         0.6
Retail--Apparel and Shoes...............         29,392         0.4
Retail--Department Stores...............        101,293         1.3
Retail--Food Stores.....................        316,083         4.0
Retail--Specialty Stores................         36,653         0.5
Telecommunications......................        811,750        10.3
Transportation..........................        103,115         1.3
Utilities--Gas and Electric.............        166,167         2.1
                                          -------------    --------
Total Value of Investments..............      6,939,396        87.8
Other assets less liabilities...........        963,469        12.2
                                          -------------    --------
Net Assets..............................  $   7,902,865       100.0%
                                          =============    ========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         JUNE 30, 2001 (UNAUDITED)

ASSETS:
  Investments at market value,
    (Cost $8,375,459)...........................................................  $    6,939,396
  Foreign currency, at value
    (Cost $11,802)..............................................................          11,728
  Cash..........................................................................         879,275
  Receivables:
    Due from Advisor............................................................          77,399
    Dividends...................................................................           6,800
    Investments sold............................................................             202
  Other assets..................................................................          12,854
                                                                                  --------------
    TOTAL ASSETS................................................................       7,927,654
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by The Bank of New York and Administrator.................          11,640
    Investments purchased.......................................................           6,324
  Accrued expenses and other liabilities........................................           6,825
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          24,789
                                                                                  --------------
NET ASSETS:.....................................................................  $    7,902,865
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        1,141
  Capital surplus...............................................................       9,662,676
  Undistributed net investment income...........................................          24,272
  Accumulated net realized loss on investments and foreign currency
    transactions................................................................        (349,022)
  Net unrealized depreciation on investments....................................      (1,436,063)
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................            (139)
                                                                                  --------------
NET ASSETS......................................................................  $    7,902,865
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    7,902,865
                                                                                  ==============
  Shares outstanding............................................................       1,140,794
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         6.93
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $7,755)........................  $       47,585
  Interest......................................................................          13,586
                                                                                  --------------
    TOTAL INCOME................................................................          61,171
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          40,361
  Advisory......................................................................          24,954
  Custodian.....................................................................          12,978
  Audit.........................................................................          12,879
  Transfer agent................................................................           7,639
  Administration................................................................           5,871
  Directors.....................................................................           5,823
  Registration and filings......................................................           5,048
  Reports to shareholders.......................................................           3,752
  Legal.........................................................................              91
  Cash management...............................................................               8
  Other.........................................................................           6,281
                                                                                  --------------
    TOTAL EXPENSES..............................................................         125,685
  Fees waived by The Bank of New York (Note 3)..................................         (89,876)
                                                                                  --------------
    NET EXPENSES................................................................          35,809
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................          25,362
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.................................................................        (247,055)
    Foreign currency transactions...............................................          12,852
                                                                                  --------------
  Net realized loss on investments and foreign currency transactions............        (234,203)
                                                                                  --------------
  Increase (decrease) in unrealized depreciation on:
    Investments.................................................................        (913,363)
    Foreign currency denominated assets and liabilities.........................             179
                                                                                  --------------
  Net unrealized loss on investments and foreign currency denominated assets and
    liabilities during the period...............................................        (913,184)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions during the period..............................................      (1,147,387)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (1,122,025)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       FOR THE PERIOD
                                                                                  SIX MONTHS ENDED    JANUARY 3, 2000*
                                                                                   JUNE 30, 2001          THROUGH
                                                                                    (UNAUDITED)      DECEMBER 31, 2000
                                                                                  ----------------  --------------------
OPERATIONS:
  Net investment income.........................................................    $    25,362          $    1,205
  Net realized loss on investments and foreign currency transactions............       (234,203)           (159,036)
  Increase in unrealized depreciation on investments and foreign currency
    denominated assets and liabilities during the period........................       (913,184)           (523,018)
                                                                                    -----------          ----------
    Net decrease in net assets resulting from operations........................     (1,122,025)           (680,849)
                                                                                    -----------          ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................      3,873,466           6,105,479
  Value of capital stock repurchased............................................       (111,661)           (161,545)
                                                                                    -----------          ----------
    Net increase in net assets resulting from capital stock transactions........      3,761,805           5,943,934
                                                                                    -----------          ----------
      INCREASE IN NET ASSETS....................................................      2,639,780           5,263,085
NET ASSETS:
  Beginning of period...........................................................      5,263,085                  --
                                                                                    -----------          ----------
  End of period (includes undistributed net investment income of $24,272 at
    June 30, 2001 and accumulated net investment loss of $1,090 at December 31,
    2000).......................................................................    $ 7,902,865          $5,263,085
                                                                                    ===========          ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................        514,786             657,213
  Shares repurchased: Institutional Shares......................................        (14,212)            (16,993)
                                                                                    -----------          ----------
    Net increase................................................................        500,574             640,220
  Shares outstanding, beginning of period.......................................        640,220                  --
                                                                                    -----------          ----------
  Shares outstanding, end of period.............................................      1,140,794             640,220
                                                                                    ===========          ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                         SIX MONTHS ENDED  JANUARY 3, 2000*
                                          JUNE 30, 2001        THROUGH
                                           (UNAUDITED)    DECEMBER 31, 2000
                                         ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  8.22           $ 10.00
                                             -------           -------
GAIN (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................        0.03                --
Net realized and unrealized loss on
  investments and foreign currency
  transactions..........................       (1.32)            (1.78)
                                             -------           -------
  Total from investment operations......       (1.29)            (1.78)
                                             -------           -------
Net asset value at end of period........     $  6.93           $  8.22
                                             =======           =======
TOTAL RETURN:...........................      (15.69)%**        (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $ 7,903           $ 5,263
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.22%***          1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................        4.28%***          4.55%***
  Net investment income, net of waiver
    from The Bank of New York...........        0.86%***          0.03%***
Portfolio turnover rate.................          18%               10%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the "Funds"), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund ("Large Cap Growth CRT Fund"), BNY Hamilton Small Cap Growth CRT Fund ("Small Cap Growth CRT Fund"), and BNY Hamilton International Equity CRT Fund ("International Equity CRT Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Each Fund pays dividends and capital gains distributions, if any, at least annually.
(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment advisor (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .60%
Small Cap Growth CRT Fund...............           .75%
International Equity CRT Fund...........          .425%

  The International Equity CRT Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.)

acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .20%
Small Cap Growth CRT Fund...............           .20%
International Equity CRT Fund...........           .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2001 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2001, the International Equity CRT Fund did not earn any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............     .80%
Small Cap Growth CRT Fund...............     .96%
International Equity CRT Fund...........    1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. PORTFOLIO SECURITIES

  For the six months ended June 30, 2001, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                        LARGE CAP GROWTH CRT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     7,113,607        550,305

                                                        SMALL CAP GROWTH CRT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     5,592,106      1,835,704

                                                        INTERNATIONAL EQUITY
                                                              CRT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     4,276,152        927,465

5. GEOGRAPHIC CONCENTRATION

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

6. FEDERAL INCOME TAXES

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2000 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                    CAPITAL LOSS
                                                    CARRYFORWARD    EXPIRATION
                                                    -------------  -------------
International Equity CRT..........................       112,955           2008

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 2000, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Michael A. Grunewald, President
      Richard Baxt, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISOR
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell
                                       33

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUND'S DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISOR.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Institutional Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

                  BNY
                HAMILTON
                  FUNDS

     INVEST WITH A TRUSTED LEADER

      90 PARK AVENUE, 10TH FLOOR
           NEW YORK, NY 10016














                                                                  08/01 BNY-0193